UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)

Jeremy DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

June 30, 2016

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The five managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 10% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 9, 18, and 27-28 for each fund’s top contributors. See pages 10, 20-21, and 30 for each fund’s portfolio composition. See pages 38-39 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 104 for index definitions. You cannot invest directly in an index.

Please see page 106 for industry definitions.

Fund Summary	3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 6/30/2016	Three- Month	Year-to- Date	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	1.37%	1.24%	-1.31%	10.57%	8.48%	5.47%	4.87%	7.48%
Russell 3000 Index	2.63%	3.62%	2.14%	11.13%	11.60%	7.40%	6.09%	7.60%
Morningstar Large Blend Category Average	1.80%	2.12%	-0.42%	8.93%	9.46%	5.92%	4.59%	6.08%
Gross Expense Ratio: 1.28% Net Expense Ratio* as of 4/30/16: 1.18%

Litman Gregory Masters International Fund (12/1/97)	-6.52%	-10.23%	-20.28%	-1.48%	-0.65%	2.00%	5.07%	6.69%
MSCI ACWI ex-U.S. Index	-0.65%	-1.02%	-10.25%	1.16%	0.10%	1.87%	4.96%	4.56%
MSCI EAFE Index	-1.46%	-4.42%	-10.16%	2.06%	1.68%	1.58%	4.32%	4.13%
Morningstar Foreign Large Blend Category Average	-1.07%	-2.99%	-9.87%	1.79%	1.09%	1.39%	3.66%	3.62%
Russell Global ex US Large Cap Index	-0.53%	-0.78%	-9.44%	2.17%	0.90%	2.70%	5.57%	5.23%
Gross Expense Ratio: 1.24% Net Expense Ratio* as of 4/30/16: 0.99%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	1.54%	5.62%	-10.02%	1.00%	5.01%	4.55%	n/a	7.18%
Russell 2000 Index	3.79%	2.22%	-6.73%	7.09%	8.35%	6.20%	n/a	8.96%
Morningstar Small Blend Category Average	2.46%	2.97%	-5.80%	6.47%	7.66%	5.49%	n/a	8.50%
Gross Expense Ratio: 1.69% Net Expense Ratio* as of 4/30/16: 1.59%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	2.05%	2.57%	0.09%	2.92%	n/a	n/a	n/a	5.13%
Barclays Aggregate Bond Index	2.22%	5.32%	6.04%	4.07%	n/a	n/a	n/a	3.16%
3-Month LIBOR	0.16%	0.29%	0.45%	0.31%	n/a	n/a	n/a	0.35%
Morningstar Multialternative Category Average	0.76%	0.04%	-3.07%	0.78%	n/a	n/a	n/a	1.49%
HFRX Global Hedge Fund Index	1.07%	-0.82%	-5.62%	-0.57%	n/a	n/a	n/a	0.92%
Russell 1000 Index	2.54%	3.74%	2.93%	11.48%	n/a	n/a	n/a	16.37%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/16: 1.49%
Total Operating Expenses[2] as of 4/30/16: 1.85%
Gross Expense Ratio as of 4/30/16: 1.94%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

* Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2016. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through 4/30/2017.

1.  Does not include dividend expense on short sales of 0.23% and interest expense of 0.13%

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder,

The most notable development during the first half of 2016 was the continued decline in interest rates, which triggered higher prices and surprisingly strong returns for the investment-grade and credit-oriented segments of the bond market. Going forward, bond investors are assured of extremely low and even negative returns from many developed countries’ government bonds held to maturity. Needless to say, investors couldn’t have imagined this environment 10 years ago. With this backdrop, the U.S. equity market managed a positive return of 3.8% (S&P 500 Index) in the first half of the year. Outside the United States, developed markets continued their backward slide losing 4.4% (MSCI EAFE Index), but emerging markets rebounded from a deep bear market to post a healthy 6.4% return (MSCI Emerging Markets Index).

What’s Going On?

Since the financial crisis and the accompanying severe recession, the Federal Reserve (and later other central banks) have relied on aggressive and experimental monetary policy to attempt to stimulate growth and inflation. One of the objectives of this policy was to encourage risk-taking, a byproduct of which would be higher asset prices. There is no question that the Fed has been successful in inflating asset prices. Another way of thinking about today’s financial markets is that in many cases asset prices are distorted because of this monetary policy.

We are in a world where U.S. Treasury yields top out at just over 2% for a 30-year bond. A five-year Treasury barely pays 1%. And these U.S. bond yields are actually high when compared to most of the rest of the developed world. Swiss bonds due nearly 50 years from today yield less than zero. Japanese 20-year bond yields are negative. German bonds maturing in about 15 years are also negative. As of the end of June, over $11 trillion of government debt in the developed world yielded less than zero. This amounted to more than half of the developed world’s government debt. Central banks own sizable percentages of the government debt market and this contributes to the low-rate phenomenon.

As has been the case for several years, investors, hunting for decent returns, find themselves lured into taking on more risk. This has helped drive the U.S. stock market to historically overvalued levels based on most valuation metrics. And within the stock market, sectors, themes, and companies perceived to be safer have performed well. For example, U.S. markets have outperformed most foreign markets by a lot in recent years. Some have referred to the U.S. stock market as “the least dirty shirt in the laundry.” And within the United States, though the S&P 500 Index was up less than 4% over the past year, the preference for perceived safety and income is apparent in the performance of defensive sectors. Utilities are up over 30% and telecoms (utility-like) are up over 25%. Consumer staples, another sector where the business fundamentals tend to be on the steadier side, returned just under 19% over the same period. No other sector was up more than 7% and health care, financials, materials, and energy each lost value. (Health care previously experienced very strong returns.) We also see the preference for safety and yield looking at the exchange traded fund (ETF) market, where ETFs focused on dividend yield and low volatility have had strong performance over the past twelve months. Not surprisingly, investors have piled into these types of ETFs, in some cases we have seen assets increase by more than six times in the past 24 months.

What’s Loved and What’s Hated?

Market prices occasionally swing to extremes driven by fear and greed. When this happens, disciplined and long-term investors typically have the greatest opportunity to position themselves for strong returns in coming years by searching for bargains in markets or asset classes that are hated, while avoiding markets that are loved. When an asset class is hugely popular and investors’ expectations are inflated, there is less potential buying power to drive prices higher, and unexpected bad news can be particularly damaging because the asset class is overpriced. Conversely, when an asset class is hated it is underowned, so there is a lot of latent demand, and expectations and valuations are low so there is more potential for positive surprises. In light of this, here are a couple observations:

•	Over the past five years, foreign stocks (as measured by the MSCI ACWI ex USA Index) delivered virtually no return (up 0.1% per year). Over the same time period, U.S. stocks returned 12.1% annualized (S&P 500 Index). Based on our analysis, foreign stocks are meaningfully undervalued relative to U.S. stocks, even taking into account the challenges facing many of the world’s economies. Part of the relative appeal is that U.S. stocks appear expensive. So while we don’t view foreign stocks as absolutely hated at this point, they are quite reasonably valued in our view and cheap compared to U.S. stocks. In short, U.S. stocks are much closer to being loved (especially certain portions of the U.S. market) and foreign stocks are much closer to being hated. Of course, this has been our stated view for a while. That this relationship has continued makes the case stronger.

•	Government bonds held to maturity will return less than 2% in the United States (30-year bonds still yield slightly more than 2%). In many developed countries, the return of bonds held to maturity is guaranteed to be negative.

Based on our analysis, we believe a broadly diversified foreign stock portfolio could deliver low double-digit returns over the next five years. We believe the U.S. market is priced to deliver returns below 5% over the same period. We believe the Litman Gregory Masters International Fund is well positioned to take advantage of an improving market for non-U.S. stocks over the next several years.

We also believe investors should be thinking about how they can manage their overall portfolio’s risk exposure in light of exceptionally low yields in the investment-grade bond market coupled with above average risk in U.S. stocks. This relationship was one of the

Fund Summary	5

primary reasons we created the Litman Gregory Masters Alternative Strategies Fund. In this low rate and high valuation world (for U.S. stocks), we believe the Alternative Strategies Fund has the potential to serve as an effective diversifier and a replacement for a portion of the stock and bond allocation in a typical balanced portfolio. If the environment that seems so clearly priced into the markets plays out in coming years, we believe the fund is well positioned to add value over a multiyear period, and over a market cycle that would include an equity bear market and very possibly some increase in interest rates that could bring bond returns down close to zero. Soon the fund will reach its five-year anniversary, and as of this report, it has the highest Sharpe ratio of any fund in its Morningstar Multialternative category over this period (Sharpe ratio is a measure of risk-adjusted return).

We don’t claim to know how long the market distortions triggered by low to negative interest rates will last. We also would not put any faith in others knowing, though many will continue to articulate their views. Certainly, a sudden rise in rates could be a catalyst. But we would not count on that happening soon. However, there are other factors that could trigger a return to a more fundamentally driven market—some that we can imagine and surely some that we can’t. In our view, the price distortions we believe are present in many asset classes, sectors, and individual securities will not last forever. Fundamentals and valuations are like magnets that pull prices back to them in the long run. When markets begin to revert to a more fundamentally driven state, we believe there will be a powerful shift in the winners and losers.

As always, we appreciate your confidence in the Litman Gregory Masters Funds. Our commitment to and confidence in the Masters Funds is evidenced by the collective investment of Litman Gregory principals, employees, and our independent trustees in the funds. This investment amounted to over $20 million as of June 30.

Sincerely,

Ken Gregory, Chairman

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee Portfolio Manager

Rajat Jain, Portfolio Manager

6	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

Litman Gregory Masters Equity Fund returned 1.24% during the first six months of 2016, trailing the 3.62% gain for the fund’s Russell 3000 Index benchmark. The fund also lags its benchmark over the trailing three-year, five-year, and 10-year periods, and it now trails slightly since its inception. The fund has outperformed the Morningstar Large Blend category over the trailing three-year period and since inception.

The Equity Fund established a strong track record during its first decade of existence, gaining 10.12% annualized, compared to an 8.64% annualized return for the Russell 3000 Index. However, the fund meaningfully lagged in 2006 and again in the second half of 2008 during the financial crisis. At various points in 2008, Litman Gregory made changes to the fund, including hiring three new sub-advisors and removing two managers from the fund’s line-up. In the post-2008 financial crisis period, the fund’s performance has been competitive in an environment in which indexes have been particularly difficult to beat. Since the beginning of 2009, the Equity Fund has gained 14.70%, which compares favorably to the 14.51% gain for the Russell 3000 Index and very favorably to the 12.53% return of the Morningstar Large Blend category.

Performance as of 6/30/2016
	Average Annual Total Returns
	Three Month	Year to Date	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional (12/31/96)	1.37%	1.24%	-1.31%	10.57%	8.48%	5.47%	4.87%	7.48%
Russell 3000 Index	2.63%	3.62%	2.14%	11.13%	11.60%	7.40%	6.09%	7.60%
Morningstar Large Blend Category*	1.80%	2.12%	-0.42%	8.93%	9.46%	5.92%	4.59%	6.08%
Litman Gregory Masters Equity Fund Investor (4/30/2009)	1.32%	1.13%	-1.52%	10.42%	8.28%	n/a	n/a	13.66%
Russell 3000 Index	2.63%	3.62%	2.14%	11.13%	11.60%	n/a	n/a	15.46%
Morningstar Large Blend Category*	1.80%	2.12%	-0.42%	8.93%	9.46%	n/a	n/a	13.28%
* Although Morningstar categorizes the Equity Fund as Large Growth, we believe it is better categorized as Large Blend.
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2016, the gross and net expense ratios for the Institutional Class were 1.28% and 1.18%, respectively; and for the Investor Class were 1.53% and 1.43%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

During the first half of 2016, the performance of the fund’s sub-advisors was mixed. Four managers outperformed their benchmarks (net of advisor fees), while three managers underperformed. Digging a layer deeper, there was a fairly wide dispersion among sub-advisor performance (i.e., three managers outpaced the Russell 3000 Index by greater than 350 basis points, while three managers underperformed by more 350 basis points, net of fees). The other manager had performance in line with the benchmark.

Key Performance Drivers

Sector allocation was the primary driver behind the fund’s underperformance versus its benchmark during the first six months of the year. Stock selection had a negligible impact on relative performance. As is always the case, there were noteworthy contributors and detractors in the six-month period. However, it is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions of both sector weights and stock selection to help shareholders understand drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position for the fund; that is only known at the point when the stock is sold.

For the six months ending June 30, 2016, the materials sector had the largest positive impact on performance. Stock selection within this sector was the primary driver behind the positive attribution. The largest contributor from the materials sector was Royal Gold, a portfolio holding owned by Dick Weiss of Wells Capital Management, which gained 100.2% in the first half of 2016. The company manages precious metal royalty streams, with approximately 90% of its revenue stream coming from gold. Weiss’s original thesis for owning the stock was due to Royal Gold being insulated from rising cash costs in the industry as lower-grade material was being mined. During the quarter, gold moved higher ascending from the low $1,200 per ounce range to the low $1,300 range. Weiss notes

Fund Summary	7

that more recently an overhang on the stock was removed as one of Royal Gold’s stream operators, Thompson Creek Metals, was acquired by Centerra Gold. Thompson Creek Metals carried too much leverage on its balance sheet and had several debts maturing, which may have led to the restructuring within the company. With the acquisition of Thompson Creek Metals by Centerra Gold, an amendment was made to Royal Gold’s royalty stream, moving it from a 52.25% gold streaming interest to a 35% gold stream and an 18.75% copper stream. This amendment is roughly cash flow neutral for Royal Gold, but with the balance sheet concern removed from one of the company’s main revenue streams, Weiss says Royal Gold could see its net-asset-value multiple expand closer to peers, which tend to be above 2x versus current levels near 1.8x. He is currently using a book value multiple when assessing valuation on the stock, as well as its private market value.

The information technology sector was a key detractor over the last six months. The poor relative performance can mainly be attributed to the fund’s overweight to the sector. The sector’s return was slightly negative in the first half of 2016, compared to the 3.6% gain for the overall benchmark. Technology stocks owned by the fund performed modestly worse than those in the benchmark, which resulted in a minor detraction from a stock selection standpoint. The poor performance of Alphabet and TE Connectivity were the leading detractors within this sector.

Bill Nygren of Harris Associates says Alphabet’s share price retreated despite reporting a 23% increase in constant currency revenue and a 20% increase in operating income in its first quarter from last year. Paid clicks on Google sites rose 38%, and growth in aggregate paid clicks of 29% was better than market estimates. He adds that management exhibited good cost control discipline, as operating expenses grew 13%, which was lower than revenue growth for the period. Furthermore, he finds the company’s management team to be adept at identifying opportunities for future expansion. Although results were aligned with Harris’ forecasts, Alphabet’s earnings per share of $7.50 was about 6% below investors’ expectations. The Harris team believes Alphabet’s advertising infrastructure enables the company to capitalize on the accelerating shift away from traditional advertising mediums toward web-based advertising. Nygren concludes that Alphabet has a competitive advantage with its substantial research and development budget, proprietary search algorithm, and network effects that reinforce its business. He is not the only sub-advisor who currently owns Alphabet—Chris Davis of Davis Advisors and the team at Sands Capital also have a position in the company. Alphabet is the largest holding in the portfolio at nearly 5% if you combine the company’s class A and class C shares.

Another top detractor within the information technology sector was TE Connectivity, a manufacturer of electronics and sensors, which is owned by Clyde McGregor of Harris Associates (as well as his colleague, Bill Nygren). McGregor says that despite the fact that the company’s first quarter earnings report bested consensus estimates, weak industrial and communications segment results led to slightly negative organic revenue growth and flat earnings per share growth during the second quarter. However, management reaffirmed its guidance for the full year, indicating that new project win rates remain high and that the company expects to continue to grow market share. Furthermore, McGregor states that the transportation segment performed well for the reporting period and should lead to overall revenue growth in the mid-single digits by the end of the fiscal year. The Harris team likes that TE Connectivity is about three times the size of its nearest competitor and possesses a significant scale advantage in a growing industry. The team continues to believe that TE Connectivity is undervalued relative to its normalized earnings power.

Stock selection within the consumer discretionary sector was a positive over the last six months. The leading contributor was Amazon.com. Both Davis and Sands Capital have a position in Amazon. Davis says that Amazon has profoundly reshaped the retail industry over the years. It started as an online bookstore and quickly expanded to become a virtual global department store. Amazon’s goal is to be the first stop no matter what consumers want to buy. Borrowing a concept from Costco Wholesale, Amazon offers an optional membership-based business model through its Amazon Prime service. Davis says the Amazon Prime business may be an increasingly key differentiator for the company by encouraging customers to aggregate their purchases on its website in an increasingly commoditized retail world as well as a source of recurring revenue. He says that in addition to its retail business, Amazon has a state-of-the-art, rapidly growing web services business that enables companies and other organizations to outsource their computer systems to Amazon’s electronic cloud. Although still at an early stage, this portion of its business could be a key profit generator in the years ahead. Based on the team’s assessment of the company’s normalized margins, competitive advantages, and significant growth potential, it believes Amazon’s current intrinsic value is well above its stock price.

The investment case of the Sands Capital team also revolves around the e-commerce business and Amazon Web Services (AWS) division at Amazon. Sands says that the e-commerce business benefits as the nearly four billion people with Internet access make purchases online with increasing frequency. The Sands team believes the next phase of Amazon’s e-commerce strategy will be a deeper push into private label products such as baby products and cleaning supplies. This initiative should allow Amazon to generate greater profit on items it is already selling. As for AWS, Sands states that this business provides companies with flexible, on-demand, and less capital-intensive access to computing, storage, and other value-added IT services (e.g., analytics). Over time, Sands expects fewer companies will operate their own data center and instead move to AWS’s “infrastructure-as-a-service” approach. Consequently, it is the team’s belief that AWS is on the path to becoming a next-generation utility; eventually, it envisions companies plugging into the computing grid in the same manner that we plug into the electric grid today.

Stock selection within the health care sector fared the worst during the first half of the year. The fund’s roughly 10% underweight helped relative returns from a sector allocation standpoint, as it was the worst-performing sector within the benchmark. Unfortunately,

8	Litman Gregory Funds Trust

two pharmaceutical companies owned by Sands Capital were the worst performers over the last six months. Both companies, Regeneron Pharmaceuticals and Alexion Pharmaceuticals, fell more than 35% in the first half of the year. Sands says Regeneron is in the midst of a short-term period of slower growth. The growth of Eylea, its blockbuster treatment for retinal diseases, is expected to slow from “hyper growth” rates of more than 40 percent to more “classic growth” rates in the mid-twenties. Additionally, Praluent, a cholesterol-reducing drug launched late last year, has faced greater-than-expected pricing pressure from insurance companies. Finally, Sands says Regeneron recently announced that research and development expenses will increase. It expects these issues to pressure earnings growth over the next year or so. As long-term investors, Sands is not necessarily concerned by a short period of slower growth and increasing expenses. This is particularly true when the expenses are funding investments at an innovative company such as Regeneron, which the team views as having one of the best research and development engines in health care.

Sands says Alexion Pharmaceuticals has also faced headwinds, which it believes are largely short term in nature and do not meaningfully impair its investment case. Sales in Latin America have been slower than expected due to political instability and foreign exchange volatility. Sands believes the long-term patient potential in these regions remains unchanged. Separately, Alexion reported clinical trial results for a treatment for myasthenia gravis (MG) that narrowly missed the primary endpoint. However, the results showed a clear link between the drug’s mechanism of action and the biologic basis of the disease. Given this, as well as MG’s high unmet medical need (MG is a severe condition with no good treatment options), Sands believes there is still a reasonable chance that the drug will ultimately be approved. Finally, Alexion’s stock was pressured after Brexit results were announced, as 5% and 22% of the company’s revenue is derived from the United Kingdom and Europe, respectively. While there is the chance that currency headwinds will strengthen, this should only modestly offset the revenues the company generates from these regions. In spite of these near-term hiccups, the team’s investment in Alexion is largely tracking in line with its expectations.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc.	2.11	1.10	20.68	0.65	Consumer Discretionary
Oshkosh Corp.	1.16	0.01	57.14	0.59	Industrials
Royal Gold Inc.	0.59	0.01	100.23	0.46	Materials
Dollar General Corp.	1.48	0.11	31.54	0.41	Consumer Discretionary
National Fuel Gas Co.	1.31	0.02	35.09	0.40	Utilities
Encana Corp.	0.60	0.00	53.74	0.38	Energy
Zendesk Inc.	0.50	0.50	70.30	0.32	Technology
Itron Inc.	1.82	0.01	19.13	0.31	Technology
Oracle Corp.	2.40	0.57	12.93	0.29	Technology
Steel Dynamics Inc.	0.68	0.02	38.77	0.26	Materials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Economic Sector
Regeneron Pharmaceuticals Inc	1.01	0.15	-35.67	-0.47	Health Care
Alexion Pharmaceuticals Inc	0.95	0.15	-38.79	-0.47	Health Care
Alphabet Inc A	3.23	0.99	-9.57	-0.33	Technology
TE Connectivity Ltd	2.85	0.00	-10.54	-0.33	Technology
Lear Corp	1.64	0.04	-16.70	-0.30	Consumer Discretionary
Fiat Chrysler Automobiles NV	0.81	0.00	-33.33	-0.30	Consumer Discretionary
Adecco Group AG	1.11	0.00	-24.26	-0.27	Industrials
American Science & Engineering Inc	0.13	0.00	-44.71	-0.27	Industrials
American Express Co	1.82	0.24	-11.39	-0.24	Financials
Bank of America Corporation	1.00	0.68	-20.59	-0.23	Financials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	9

Portfolio Mix

The results of the Equity Fund are driven by bottom-up stock selection and the benchmark is not a focus. It is not a surprise that the fund’s portfolio is quite different than the benchmark, which is reflected in its high active share. Over the first six months of 2016, there were no major portfolio shifts. Here are a few things worth noting:

•	The fund’s largest sector overweight is still information technology (30.0% compared to 19.2% for the benchmark). There were two new additions during the quarter: CSRA and Zendesk. Many of the fund’s top holdings come from this sector, including, Visa, Alphabet, TE Connectivity, Oracle, and Itron.

•	As was the case at the beginning of the year, the fund’s largest sector underweight is to health care stocks. The fund’s exposure stands at 3.4% compared to the Russell 3000 Index’s weighting of 14.2%.

•	The fund continues to have no exposure to the telecom sector. It has not owned a stock from this sector since the second quarter of 2013. The telecom sector is the smallest sector in the index at just 2.7%.

•	Foreign equities make up 14.9% of the fund. This level is down slightly from where it stood at the beginning of the year. The two largest foreign-domiciled positions are TE Connectivity and Fairfax Financial.

•	Mid-cap and small-cap companies made up 38.5% of the fund as of June 30, 2016. This is down from 42.2% at the beginning of the year.

By Sector

	Sector Allocation
	Fund as of 6/30/16	Fund as of 12/31/15	Russell 3000 as of 6/30/16
Consumer Discretionary	16.6%	14.6%	12.9%
Consumer Staples	2.5%	3.6%	9.4%
Energy	7.4%	6.2%	6.8%
Finance	21.7%	22.4%	17.4%
Health Care & Pharmaceuticals	3.4%	6.6%	14.2%
Industrials	9.5%	9.8%	10.5%
Materials	3.1%	3.4%	3.3%
Technology	30.0%	31.0%	19.2%
Telecom	0.0%	0.0%	2.7%
Utilities	1.0%	1.5%	3.7%
Cash Equivalents & Other	4.8%	0.9%	0.0%

	100.0%	100.0%	100.0%

10	Litman Gregory Funds Trust

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $860 million

Small-Cap $860 million - $3.9 billion

Small/Mid-Cap $3.9 billion - $9.9 billion

Mid-Cap $9.9 billion - $26.3 billion

Large-Cap > $26.3 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	11

Closing Thoughts

This continues to be a challenging period for actively managed equity funds, including the Equity Fund. For example, during the first half of the year, only 18% of large-cap funds outperformed the Russell 1000, making this the worst year for active managers since at least 2003, according to BofA Merrill Lynch (as quoted in Barron’s). Meanwhile, assets have flowed into defensive dividend-yielding sectors (so-called bond-like stocks), such as utilities and telecom services, which were up over 20% in the first half. Broadly speaking, our managers find these areas of the market to be unattractive and overvalued relative to their underlying business fundamentals, and our fund is underweight to them. As noted in our shareholder letter, it certainly looks like there is an element of performance-chasing “hot money” moving into these types of stocks, funds, and exchange traded funds (ETFs). But such flows (and performance) can reverse course just as quickly. When markets begin to revert to a more fundamentally driven state, we believe there will be a powerful shift in the winners and losers that will be beneficial to our managers and the Equity Fund’s positioning.

Thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to June 30, 2016 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary	13

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS: 95.2%

Consumer Discretionary: 16.6%
11,840	Amazon.com, Inc.*	$8,472,941
39,500	Comcast Corp. - Class A	2,575,005
43,500	Dollar General Corp.	4,089,000
345,000	Fiat Chrysler Automobiles N.V.	2,111,400
140,800	General Motors Co.	3,984,640
204,000	Global Eagle Entertainment, Inc.*	1,354,560
74,500	HSN, Inc.	3,645,285
207,200	Interpublic Group of Cos., Inc. (The)	4,786,320
45,700	Lear Corp.	4,650,432
129,000	Liberty Interactive Corp. QVC Group - Class A*	3,272,730
2,350	Priceline Group, Inc. (The)*	2,933,763
43,500	Shutterfly, Inc.*	2,027,535
65,500	Twenty-First Century Fox, Inc. - Class A	1,771,775
85,400	Twenty-First Century Fox, Inc. - Class B	2,327,150
88,000	Urban Outfitters, Inc.*	2,420,000

		50,422,536

Consumer Staples: 2.5%
21,755	Diageo Plc - ADR	2,455,704
38,500	Henkel AG & Co. KGaA	4,116,990
12,086	Wal-Mart Stores, Inc.	882,520

		7,455,214

Energy: 7.4%
55,000	Anadarko Petroleum Corp.	2,928,750
38,450	Apache Corp	2,140,511
35,000	Devon Energy Corp.	1,268,750
345,720	Encana Corp.	2,693,159
198,803	Frank’s International N.V.	2,904,512
47,000	Newfield Exploration Co.*	2,076,460
78,500	Noble Energy, Inc.	2,815,795
70,025	Schlumberger Ltd.	5,537,577

		22,365,514

Financials: 21.7%
71,235	American Express Co.	4,328,238
56,500	American International Group, Inc.	2,988,285
222,000	Bank of America Corp.	2,945,940
174,735	Bank of New York Mellon Corp. (The)	6,788,455
38	Berkshire Hathaway, Inc. - Class A*	8,245,050
28,500	Berkshire Hathaway, Inc. - Class B*	4,126,515
74,500	Blackstone Group L.P. (The)	1,828,230
39,768	BOK Financial Corp.	2,493,454
40,000	Capital One Financial Corp.	2,540,400
17,350	Chubb Ltd.	2,267,818
68,000	Citigroup, Inc.	2,882,520
8,500	Fairfax Financial Holdings Ltd.	4,581,670
100,470	JPMorgan Chase & Co.	6,243,206
5,689	Markel Corp.*	5,420,365
26,603	Northern Trust Corp.	1,762,715
69,000	PacWest Bancorp	2,744,820
75,000	Wells Fargo & Co.	3,549,750

		65,737,431

Health Care: 3.4%
19,500	Alexion Pharmaceuticals, Inc.*	2,276,820
18,000	athenahealth, Inc.*	2,484,180

Shares		Value
Health Care (continued)
7,550	Regeneron Pharmaceuticals, Inc.*	$2,636,687
20,720	UnitedHealth Group, Inc.	2,925,664

		10,323,351

Industrials: 9.5%
63,500	Adecco S.A.	3,170,299
14,209	Deere & Co.	1,151,497
23,241	Emerson Electric Co.	1,212,251
121,000	General Electric Co.	3,809,080
58,929	Heartland Express, Inc.	1,024,775
21,500	Honeywell International, Inc.	2,500,880
8,599	Lindsay Corp.	583,528
107,000	Oshkosh Corp.	5,104,970
69,000	PACCAR, Inc.	3,579,030
30,057	Ryder System, Inc.	1,837,685
11,272	United Parcel Service, Inc. - Class B	1,214,220
35,720	United Technologies Corp.	3,663,086

		28,851,301

Information Technology: 30.0%
33,500	Accenture Plc - Class A	3,795,215
31,500	Akamai Technologies, Inc.*	1,761,795
40,100	Alibaba Group Holding Ltd. - ADR*	3,189,153
13,195	Alphabet, Inc. - Class A*	9,283,078
8,402	Alphabet, Inc. - Class C*	5,815,024
63,500	Arrow Electronics, Inc.*	3,930,650
16,000	Baidu, Inc. - ADR*	2,642,400
20,966	Cabot Microelectronics Corp.	887,701
8,700	CSRA, Inc.	203,841
88,200	Diebold, Inc.	2,190,006
42,400	Facebook, Inc. - Class A*	4,845,472
80,000	Intel Corp.	2,624,000
139,500	Itron, Inc.*	6,012,450
18,900	LinkedIn Corp. - Class A*	3,576,825
30,000	MasterCard, Inc. - Class A	2,641,800
189,000	Oracle Corp.	7,735,770
196,000	Polycom, Inc.*	2,205,000
60,900	salesforce.com, Inc.*	4,836,069
147,000	TE Connectivity Ltd.	8,395,170
133,380	Visa, Inc. - Class A	9,892,795
33,000	Workday, Inc. - Class A*	2,464,110
84,500	Zendesk, Inc.*	2,229,110

		91,157,434

Materials: 3.1%
19,720	HB Fuller Co.	867,483
22,300	Monsanto Co.	2,306,043
173,500	Potash Corp. of Saskatchewan, Inc.	2,817,640
10,845	Praxair, Inc.	1,218,869
31,700	Royal Gold, Inc.	2,283,034

		9,493,069

Utilities: 1.0%
52,746	National Fuel Gas Co.	3,000,193

TOTAL COMMON STOCKS (Cost $222,170,723)		288,806,043

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 3.8%

REPURCHASE AGREEMENTS: 3.8%
$11,561,000	FICC, 0.03%, 6/30/16, due 07/01/2016 [collateral: par value $9,885,000, U.S. Treasury Bond, 3.125%, due 02/15/2043 value $11,816,188] (proceeds $11,561,000)	$11,561,000

TOTAL SHORT-TERM INVESTMENTS (Cost $11,561,000)		11,561,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $233,731,723): 99.0%		300,367,043

Other Assets in Excess of Liabilities: 1.0%		3,031,455

Net Assets: 100.0%		$303,398,498

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

Litman Gregory Masters International Fund

Litman Gregory Masters International Fund declined 10.23% in the first half of 2016, while its primary benchmark, the MSCI ACWI ex USA Index, was down 1.02%. The MSCI EAFE Index, an index that does not include emerging markets, lost 4.42% for the same period.

Performance as of 6/30/2016
	Average Annual Total Returns
	Three Month Return	Year to Date Return	One Year	Three- Year	Five- Year	Ten-Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional Class (12/1/1997)	-6.52%	-10.23%	-20.28%	-1.48%	-0.65%	2.00%	5.07%	6.69%
MSCI ACWI (ex- U.S.) Index	-0.65%	-1.02%	-10.25%	1.16%	0.10%	1.87%	4.96%	4.56%
MSCI EAFE Index	-1.46%	-4.42%	-10.16%	2.06%	1.68%	1.58%	4.32%	4.13%
Morningstar Foreign Large Blend Category Average	-1.07%	-2.99%	-9.87%	1.79%	1.09%	1.39%	3.66%	3.62%
Russell Global (ex-U.S.) Large Cap Index	-0.53%	-0.78%	-9.44%	2.17%	0.90%	2.70%	5.57%	5.23%
Litman Gregory Masters International Fund Investor Class (4/30/2009)	-6.64%	-10.42%	-20.50%	-1.76%	-0.92%	n/a	n/a	6.06%
MSCI ACWI (ex- U.S.) Index	-0.65%	-1.02%	-10.25%	1.16%	0.10%	n/a	n/a	6.93%
MSCI EAFE Index	-1.46%	-4.42%	-10.16%	2.06%	1.68%	n/a	n/a	7.41%
Morningstar Foreign Large Blend Category Average	-1.07%	-2.99%	-9.87%	1.79%	1.09%	n/a	n/a	7.24%
Russell Global (ex-U.S.) Large Cap Index	-0.53%	-0.78%	-9.44%	2.17%	0.90%	n/a	n/a	7.94%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2016, the gross and net expense ratios for the Institutional Class were 1.24% and 0.99%, respectively; and for the Investor Class were 1.49% and 1.23%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. All performance discussions in this report refer to the performance of the Institutional share class.
MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

While the recent performance of the International Fund has been disappointing, and we will discuss the drivers behind the underperformance later in the report, the long-term relative performance of the fund remains strong. Since its inception on December 1, 1997, the International Fund has returned 6.69%, annualized, compared to the MSCI ACWI ex USA Index return of 4.56% and the MSCI EAFE Index return of 4.13%.

The consistency of the International Fund’s long-term returns is also noteworthy. Since its inception through June 30, 2016, the fund has outperformed its primary MSCI benchmark in 87.4% of rolling 10-year periods. Moreover, it has outperformed both MSCI EAFE and the Morningstar Foreign Large Blend Category in 100% of rolling 10-year periods.

16	Litman Gregory Funds Trust

Performance of Managers

In the first half of 2016, all four sub-advisors underperformed their respective benchmarks, with one manager lagging only slightly (and in fact outperforming what we consider to be their secondary benchmark). This coordinated underperformance where all underlying managers underperform is uncommon but it explains in part the magnitude of underperformance during the first half.

Year-to-date performance of the four sub-advisors as of June 30 ranged from a loss of 18.52% to 2.26%. Over shorter time periods, particularly as short as three or six months, each sub-advisor will experience occasional periods of lagging performance. This is to be expected given the concentrated portfolio of eight to 15 stocks that each sub-advisor holds. However, given the quality of this team of stock pickers, we believe strong performance periods will outnumber the weak periods. Over the long-term this has been the case. All four of the fund’s sub-advisors have beaten their respective benchmarks since their inception, with three outperforming (net of their fees) by a margin of 200 basis points or greater, and the fourth by more than 100 basis points, annualized. Moreover, over the fund’s full history, 11 of the 12 sub-advisors outperformed their index benchmarks (net of their fees) during their Litman Gregory Masters Funds tenure (this includes sub-advisors no longer on the fund).

Key Performance Drivers

It is important to understand that the portfolio is built stock by stock and so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

While stock selection was the primary driver behind the fund’s underperformance for the first six months of the year, the fund’s overall country and sector positioning also detracted from performance. The fund’s overweight to the consumer discretionary sector (28.1% versus 11.3% for the benchmark) was a negative. Stock selection within this sector also detracted from performance. (It’s worth noting that prior to the second quarter, when the overweight to this sector hurt, the fund had benefited substantially from overweighting this sector for the past few years.) For example, Valeo, a long-time holding that has performed very well since it was first purchased, has declined year to date on concerns that global auto sales are peaking. While the seasonally adjusted annual rate of car sales in the United States and China are indeed showing signs of a slowdown, Lazard, the sub-advisor who owns this stock, believes this is a cyclical issue. Looking out over a full cycle, Lazard believes the company should be able to maintain higher margins and generate greater profitability than the Street expects.

On a geographic basis, the fund was overweight the United Kingdom during the first half (23.3% versus 14.4%) and stock selection within that country hurt performance, with some holdings, such as Lloyds Banking Group, declining significantly after the Brexit vote in late June. Many of the fund’s U.K. holdings have a global footprint and do not have strong linkages to the U.K. economy. But they suffered disproportionately by being domiciled in that country. For example, Delphi Automotive and Altice have little exposure to the United Kingdom but nevertheless declined significantly after Brexit. Altice, a global telecommunications company, declined in part due to its relatively high financial leverage. But according to Thornburg, who owns the stock, the company has a resilient business that generates healthy cash flow from a well-diversified customer base that does not necessarily stop spending on essential services, such as phone, cable, and broadband, when faced with the risk, perceived or real, of an economic downturn.

The fund was underweighted to the poor-performing financial sector, which helped relative performance. However, stock selection in the sector hurt performance, with notable detractors being Lloyds and Credit Suisse Group, both of which we discuss in detail later in the report.

On the positive side, stock selection in the industrial sector helped performance. Aena, a Spanish company that manages general interest airports and heliports, was up over 15% during the first half of the year. The company operates 46 airports in Spain, the United Kingdom, and Colombia. The Spanish government owns a 51% stake in the company. Thornburg, the sub-advisor who owns this stock, believes as Aena delivers, it will be able to raise its dividend, which investors will reward. In recent months, high traffic growth in Spanish airports benefited shares of Aena. In addition, the company was seen by investors as doing a good job of holding costs steady.

Fund Summary	17

Top 10 Individual Contributors as of the Six Months Ended June 30, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Aena SA	3.65	0.03	17.37	0.54	Spain	Industrials
SoftBank Group Corp.	1.27	0.34	15.99	0.20	Japan	Telecommunications
Don Quijote Holdings Co. Ltd.	2.97	0.00	4.15	0.20	Japan	Consumer Discretionary
Carlsberg A/S B	2.73	0.07	7.89	0.19	Denmark	Consumer Staples
CNH Industrial NV	2.25	0.02	6.67	0.18	Netherlands	Industrials
Samsung Electronics Co. Ltd.	1.28	0.07	17.20	0.17	Korea	Technology
Schlumberger Ltd.	1.44	0.00	10.92	0.17	United States	Energy
Informa PLC	2.16	0.00	10.02	0.17	United Kingdom	Consumer Discretionary
Essilor International SA	2.50	0.21	6.70	0.17	France	Health Care
Rolls-Royce Holdings PLC	1.53	0.10	12.23	0.15	United Kingdom	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Credit Suisse Group AG	3.06	0.17	-48.58	-1.98	Switzerland	Financials
Lloyds Banking Group PLC	3.71	0.34	-37.26	-1.31	United Kingdom	Financials
Valeant Pharmaceuticals International Inc.	0.69	0.11	-70.79	-1.05	Canada	Health Care
Numericable-SFR SA	3.16	0.03	-30.96	-1.04	France	Telecommunications
Allergan PLC	2.22	0.00	-26.05	-0.73	Ireland	Health Care
Liberty Global PLC C	3.03	0.00	-20.96	-0.66	United Kingdom	Consumer Discretionary
Sampo Oyj A	3.78	0.15	-16.28	-0.62	Finland	Financials
Daimler AG	1.92	0.44	-25.59	-0.52	Germany	Consumer Discretionary
Honda Motor Co. Ltd.	2.34	0.30	-21.63	-0.48	Japan	Consumer Discretionary
Valeo SA	0.39	0.00	-14.71	-0.42	France	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Essilor was a positive contributor to performance year to date, reflecting the company’s continued solid execution in delivering steady organic and inorganic growth. Essilor has a dominant position in the research, manufacturing, and distribution of prescription eyeglasses. Northern Cross, the sub-advisor who owns this stock, expects the company to sustain mid- to high single-digit top-line growth in most macroeconomic scenarios, as the company has a balanced exposure to both lower-end lenses in emerging markets and advanced lenses for more developed markets. The company can serve both markets at the absolute lowest cost globally, and its strong market position should help drive operating margins higher, according to the Northern Cross team. In addition, the team expects the company to continue to invest in new product development and branding to further drive top-line expansion.

Shire, a top holding that’s owned by two sub-advisors, Lazard and Northern Cross, has a collection of unique, innovative assets primarily targeting rare diseases that should drive strong long-term earnings growth. Some of Shire’s recent positive performance likely relates to the closure of the Baxalta acquisition, which was potentially putting technical pressure on the stock. Longer term, both sub-advisors expect Shire to continue to deliver on its pipeline and demonstrate to the market the cost savings opportunities within the now acquired Baxalta franchise. Historically, Shire has been adept at realizing synergies from its acquisitions.

Among the detractors, we will discuss Lloyds, Credit Suisse, and Numericable-SFR.

Lloyds Banking Group was significantly impacted by the unexpected U.K. referendum vote to leave the European Union, or Brexit. While it does have a large exposure to the domestic U.K. economy, investors have punished its stock to an extent that it may, according to Vinson Walden of Thornburg, already be pricing in a recession scenario. His stress-test analysis suggests in a recession

18	Litman Gregory Funds Trust

scenario the bank should do fine given its much better capitalized than it was in 2008 and 2009, so much so that the regulators felt comfortable giving Lloyds approval to pay a relatively large dividend, a rarity these days when it comes to banks. Also rare is Lloyds’s profitability (return on equity) around the mid-teens, which stacks up favorably versus most European banks and even some U.S. banks that are trading at higher valuations. Longer term, according to both Northern Cross and Thornburg, the current valuation ignores Lloyds’s market leadership in what is a consolidated U.K. market, which should allow the company to undertake profitable lending in the future.

Credit Suisse Group primarily consists of two businesses: private wealth management and investment banking. Although the United Kingdom’s decision to leave the European Union negatively impacted Credit Suisse’s share price during the quarter, it is important to remember that the bank derives minimal revenues (2%) from the United Kingdom. That said, Credit Suisse had underperformed even before Brexit, so we will review Harris Associates’ David Herro’s thesis on this stock. He continues to believe Credit Suisse has substantial upside.

Since the financial crisis of 2008–2009, Credit Suisse has been hurt as the Swiss monetary authorities increased capital requirements. In addition, its private bank has faced cyclical headwinds due in part to a strong Swiss franc. Finally, some of the earnings were drained by paying fines or by investing capital in the lower-returning investment-banking division. Those are the factors that have hurt Credit Suisse in the past. However, things are changing for the better according to Herro.

About a year ago new CEO Tidjane Thiam came in, and he is focusing on expanding the private banking business, which has better returns and higher growth potential. The traditional strength of Swiss private banks was based on them being a safe place to put money. Since the secrecy and privacy laws have evaporated over the last decade, the biggest banks have gone offshore following the new wealth in emerging markets. Credit Suisse has a strong emerging-markets footprint.

The new CEO recently announced a second installment of restructuring measures that includes decreasing its risk-weighted assets by an additional 20% and further headcount cuts with the intent to right-size the investment bank business and fortify profitability. Finally, the bank’s Tier-1 capital is over 10%, which Herro considers healthy and in excess of regulators’ capital requirement. Earlier this year, when we discussed Credit Suisse with Herro, he stated, “We view this business trading at 35 or 40 cents on the dollar. This is one of our highest-upside names. Therefore, it’s one of the biggest positions in our portfolio.”

Outside of banks, the fund’s telecom positions detracted from performance. Numericable-SFR declined over 30% year to date, as investors were disappointed with failed merger negotiations in the sector. In addition, near-term operating results were weaker than expected. Longer term, Thornburg, the sub-advisor who owns this stock, retains a strong positive view. With recent price declines, Vinson Walden of Thornburg says Numericable-SFR’s stock trading at 6x EBITDA implies almost no growth for a very long duration. He sees this condition as being inconsistent with his belief that the company’s business model and its competitive market position remain strong longer term.

Numericable-SFR is a recent combination of Numericable, the largest cable company in France, and SFR, the former telecom segment of Vivendi and the second-largest integrated telecom operator in France. Numericable-SFR is led and majority owned by its parent company Altice, which has a proven track record of acquiring telecom companies and subsequently improving their profitability, according to Walden. Network and commercial overlap, best practice adoption, elimination of duplicative capital expenditures, and cross-selling are some of the various opportunities available to the newly combined company for synergy creation. On fixed-line, the company holds a commanding market share in the high-speed broadband market (commonly defined as data speeds exceeding 30 megabits per second), which is experiencing rapid growth as accelerating data consumption trends challenge available data speeds, resulting in rising demand for faster connections. The company continues to upgrade and expand its high-speed network to meet rising demand, an endeavor consisting primarily of software upgrades. Competitor networks, by comparison, require significantly more expensive and time-intensive upgrades to their physical infrastructure. On mobile, Numericable-SFR is the second-largest player and Walden believes it may benefit from what appear to be signs of improving pricing dynamics in the French mobile market. One risk is that other players in the market try to compete on price, negatively impacting profitability for the sector in general. While that could hurt Numericable-SFR in the short term, it may also renew consolidation in this sector, which Walden considers as an additional long-term positive scenario with this investment.

Portfolio Mix

The Litman Gregory Masters International Fund is built bottom-up, stock by stock. We want sub-advisors to own stocks they believe will generate superior long-term returns. Often, managers will invest very differently from the fund’s benchmark allocations. We believe this is key to generating excess returns. If managers were unwilling to look much different than the benchmark, we wouldn’t expect to achieve returns much different from the benchmark.

Over the last six months, the overall portfolio mix has remained largely unchanged. There were no dramatic shifts in sector or regional weights. Here are a few things worth noting:

•	The fund remains heavily overweight to the consumer discretionary sector. This is the largest active weighting versus the benchmark (28.1% versus 11.3%). The fund has had mid- to high-20% exposure to this sector for about two years.

Fund Summary	19

•	After having no energy exposure at year-end 2015, one name entered the fund in the first quarter of 2016. Schlumberger was added by the Northern Cross team. The position makes up 1.6% of the fund, which is still less than the 6.9% energy weighting in the benchmark.

•	The fund’s largest sector underweight is to the financials sector (17.6% versus 24.3% for the benchmark). The fund has not had exposure as high as the benchmark since 2013; however, the fund’s position in financial companies has increased from 14.8% one year ago.

•	The fund’s exposure to Europe-domiciled companies has increased by about 10% over the past year. The fund’s exposure now stands at 73.4% (compared to 46.2% for the benchmark). Eight of the fund’s top ten holdings are domiciled in this region.

•	Exposure to Asia ex-Japan continues to be the fund’s largest regional underweight (5.4% versus 19.3%). Exposure to this region has been inching up since the fall of 2015. Two of the fund’s larger positions are Baidu and CK Hutchison Holdings.

•	Exposure to mid-cap and large-cap equities increased from the beginning of the year. Mid-cap names increased by 3.6%, and large caps increased by 3.1%.

•	The fund’s cash position has come down from 7.3% at the end of 2015 to 2.2% at the end of June 30, 2016.

•	As of the end of June, the fund has 12.8% of its foreign currency exposure hedged back to the U.S. dollar (protecting against dollar appreciation). Sub-advisors have hedged 25.6%, 20.8%, and 10.6% of the fund’s exposure to the euro, Swiss franc, and British pound sterling, respectively. None of the fund’s 12.0% exposure to the Japanese yen is hedged to the U.S. dollar.

By Sector

	Sector Allocation
	Fund as of 6/30/16	Fund as of 12/31/15	iShares MSCI ACWI ex- U.S. as of 6/30/16
Consumer Discretionary	28.1%	28.4%	11.3%
Consumer Staples	9.5%	8.3%	11.8%
Energy	1.6%	0.0%	6.9%
Finance	17.6%	20.5%	24.3%
Health Care & Pharmaceuticals	13.6%	13.7%	9.6%
Industrials	13.7%	12.1%	11.1%
Materials	1.8%	3.7%	7.0%
Technology	6.6%	4.8%	9.1%
Telecom	5.1%	1.1%	5.4%
Utilities	0.0%	0.0%	3.5%
Cash Equivalents & Other	2.2%	7.4%	0.1%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 6/30/16	Fund as of 12/31/15	iShares MSCI ACWI ex- U.S. as of 6/30/16
Africa	0.0%	0.0%	1.7%
Australia/New Zealand	1.8%	3.4%	5.2%
Asia (ex Japan)	5.4%	4.6%	19.3%
Japan	12.0%	8.7%	16.4%
Western Europe & UK	73.4%	70.7%	46.2%
Latin America	0.9%	0.9%	3.0%
North America	4.3%	4.3%	7.3%
Middle East	0.0%	0.0%	0.9%
Cash Equivalents & Other	2.2%	7.4%	0.1%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

20	Litman Gregory Funds Trust

Market Capitalization: Developed Markets Small-Cap < $3.08 billion Developed Markets Large and Mid-Cap > $3.08 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $3.08 billion Mid-Cap $3.08 billion - $15 billion Large-Cap > $15 billion

Taxes

The fund continues to benefit from a tax loss carryover. We do not expect the fund to have any capital gains distribution in 2016.

New Manager Hire

We are excited to report that we added Pictet Asset Management as the fifth sub-advisor on the International Fund, effective June 30, 2016. We have conducted due diligence on Pictet Asset Management, a wholly-owned subsidiary of Swiss-based Pictet Group, for over two years. The Pictet Group is a two-centuries-old independent partnership that is solely focused on managing assets for private and institutional clients. The team’s passion for stock picking and their genuine enthusiasm for running a concentrated portfolio has been very clear. They focus on growing businesses that they feel can generate returns in excess of their cost of capital but that are trading at a discount to Pictet’s conservative estimate of businesses’ intrinsic value. This results in a portfolio that is not tilted in a material way to either “growth” or “value” style factors. We believe they have the potential to deliver strong long-term returns and will add valuable diversification benefits to the fund.

Primary Benchmark Change

We are changing the fund’s primary benchmark back to the MSCI ACWI ex USA index, our original benchmark when we launched the fund over 18 years ago. We were recently using the Russell benchmark because it gave us access to constituent data with relative ease. However, it is not as widely followed or used by investors as its MSCI counterpart. Both benchmarks are very similar and equally appropriate in our opinion.

Closing Thoughts

In our 2015 semiannual report, we noted this fact, “The fund has outperformed its benchmarks, Russell Global ex US Large Cap Index and MSCI EAFE, as well as its Morningstar Foreign Large-cap Blend peer group over all trailing multiyear periods.” Over the past year, however, the fund’s shareholders have experienced poor absolute and relative performance. We know we will go through shorter-term periods of underperformance, as we have done at times in the past. But the magnitude of underperformance year to date is disappointing, so we wanted to provide some context on how the past year stacks up relative to the fund’s history and how the fund has fared after those periods have ended.

The current duration of underperformance has been 11 months. When the fund has underperformed during its nearly 19 years, this has been about the average and median duration of underperformance. The magnitude of underperformance, however, has been greater than average, but it has not been unique: there have been two other periods when the fund lagged its benchmark by a similar amount before starting to outperform again. This is not to suggest that our current period of underperformance is necessarily behind us and we are at the cusp of outperforming again. But the fund’s history and long-term track record do show that periods of

Fund Summary	21

outperformance have more than made up for the inevitable periods of underperformance. We went back to the fund’s inception in December 1997 and looked at rolling 12-month periods when the fund lagged its benchmark. After underperforming over 12 months, the fund has gone on to beat its benchmark over the next five years 89% of the time. Moreover, looking at longer-term periods, which is how we assess our sub-advisors and how we think actively managed funds, especially those with high active share (which the International Fund has), should be evaluated, the fund’s batting average continues to be highly impressive (see chart below).

OUTPERFORMANCE VERSUS BENCHMARKS

Data as of 6/30/16

Past performance is no guarantee of future results, which may vary.

Source: Litman Gregory

We believe our five sub-advisors continue to execute their investment approach with the same discipline and rigor as when we first hired them, and we believe the factors responsible for their past success on our fund remain in place (as noted above, excluding the recently hired manager, Pictet, all four sub-advisors have beaten their respective benchmarks since their inception on the fund). We also continue to believe the Masters Funds’ unique structure will allow shareholders to experience excess returns over a long time horizon. Litman Gregory’s track record of finding highly skilled sub-advisors for the fund is part of the equation (as mentioned earlier, 11 of the 12 sub-advisors who have worked for the fund over the years beat their benchmark). An equally important part of the equation is the sub-advisors’ focus on their highest-conviction ideas and their willingness to create portfolios that look different than the benchmark. This unconstrained mandate affords sub-advisors the opportunity to hone in on their best ideas. Sub-advisors on this fund have taken advantage of this flexibility and it has been beneficial to long-term shareholders.

We wish we would never need to discuss underperformance and make the case for a return to outperformance. However, as we discussed, we know these periods will occasionally occur even within the context of a very strong long-term record. We even have a history of warning shareholders during the good times that we will also experience some bad times (we last did this in our 2015 semiannual report). In the end, we remain highly confident in our belief that the fund will experience a strong performance run again. Given the recent underperformance, we believe the fund is well positioned for the coming years.

Thank you for your continued confidence and trust.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

22	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Vinson Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	20%	Mostly large- and mid-sized companies	Blend	MSCI All Countries World Free ex U.S. Index
Mark Little	Lazard Asset Management, LLC	20%	All sizes	Blend	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management	20%	All sizes	Blend	MSCI All Countries World Free ex U.S. Index

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to June 30, 2016 compared with the MSCI ACWI ex-U.S. Index, Russell Global (ex-U.S.) Large-Cap Index and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary	23

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS: 97.8%

Australia: 1.8%
7,391,753	Incitec Pivot Ltd.	$16,523,554

Belgium: 1.9%
136,221	Anheuser-Busch InBev N.V.	17,811,813

Bermuda: 0.5%
50,500	Signet Jewelers Ltd.	4,161,705

China: 2.3%
127,323	Baidu, Inc. - ADR*	21,027,393

Denmark: 5.4%
299,571	Carlsberg A/S - Class B	28,274,785
124,182	DSV A/S	5,192,787
288,182	Novo Nordisk A/S - Class B	15,413,293

		48,880,865

Finland: 3.7%
829,343	Sampo Oyj - Class A	33,704,944

France: 12.7%
431,100	BNP Paribas S.A.	19,279,223
92,067	Danone S.A.	6,457,669
167,862	Essilor International S.A.	22,223,484
620,680	Numericable - SFR	15,627,745
43,406	Orpea	3,549,609
531,118	Valeo S.A.	23,596,031
159,770	Vinci S.A.	11,233,014
750,196	Vivendi S.A.	14,139,158

		116,105,933

Germany: 4.6%
106,000	Allianz SE	15,022,432
289,300	Daimler AG	17,161,673
128,383	SAP SE	9,545,739

		41,729,844

Hong Kong: 1.1%
938,500	CK Hutchison Holdings Ltd.	10,226,461

Ireland: 1.8%
69,820	Allergan Plc*	16,134,704

Japan: 12.0%
3,283,000	Daiwa Securities Group, Inc.	17,336,706
867,700	Don Quijote Holdings Co. Ltd.	32,207,027
875,200	Honda Motor Co. Ltd.	22,201,001
222,000	Japan Tobacco, Inc.	8,861,857
406,000	SoftBank Group Corp.	23,076,697
208,000	Sompo Japan Nipponkoa Holdings, Inc.	5,460,797

		109,144,085

Mexico: 0.9%
303,846	Grupo Televisa SAB - ADR	7,912,150

Netherlands: 7.1%
1,682,890	Altice NV - Class A*	25,173,642
211,255	ASML Holding N.V.	20,829,870
2,638,000	CNH Industrial N.V.	19,078,191

		65,081,703

Philippines: 1.0%
28,785,800	Alliance Global Group, Inc.	9,083,910

South Korea: 1.0%
7,270	Samsung Electronics Co. Ltd.	9,050,123

Shares		Value
Spain: 5.4%
192,040	Aena S.A.(a)	$25,154,255
1,225,016	Ferrovial S.A.	23,676,483

		48,830,738

Switzerland: 7.0%
308,399	Cie Financiere Richemont S.A.	18,041,428
1,925,944	Credit Suisse Group AG*	20,465,934
41,000	Kuehne & Nagel International AG	5,716,059
73,436	Roche Holding AG	19,334,899

		63,558,320

United Kingdom: 23.3%
1,510,657	Barratt Developments Plc	8,228,962
251,575	Delphi Automotive Plc	15,748,595
909,659	Diageo Plc	25,318,568
438,179	GlaxoSmithKline Plc	9,309,896
767,002	Howden Joinery Group Plc	3,979,259
2,073,573	Informa Plc	20,199,646
750,924	Inmarsat Plc	7,999,735
692,227	Liberty Global Plc - Series C*	19,832,303
100,097	Liberty Global Plc LiLAC - Series C*	3,252,162
40,513,428	Lloyds Banking Group Plc	29,632,995
408,046	Prudential Plc	6,792,004
131,451,411	Rolls-Royce Holdings Plc*	11,715,535
618,964	Shire Plc	37,913,632
1,641,122	Standard Chartered Plc	12,416,999

		212,340,291

United States: 4.3%
560,718	Las Vegas Sands Corp.	24,385,626
188,394	Schlumberger Ltd.	14,898,197

		39,283,823

TOTAL COMMON STOCKS (Cost $914,776,690)		890,592,359

Principal Amount
SHORT-TERM INVESTMENTS: 0.1%

REPURCHASE AGREEMENTS: 0.1%
$974,000	FICC, 0.03%, 6/30/16, due 07/01/2016 [collateral: par value $835,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value $998,130] (proceeds $974,000)	974,000

TOTAL SHORT-TERM INVESTMENTS (Cost $974,000)		974,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $915,750,690): 97.9%		891,566,359

Other Assets in Excess of Liabilities: 2.1%		19,029,000

Net Assets: 100.0%		$910,595,359

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
LP	Limited Partnership.
*	Non-Income Producing Security.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

24	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2016 (Unaudited)

At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2016	Fund Delivering	U.S. $ Value at June 30, 2016	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	7/26/2016	USD	$18,459,225	GBP	$16,961,723	$1,497,502	$—
	8/2/2016	USD	82,805,631	EUR	80,517,413	2,288,218	—
	9/21/2016	USD	13,213,382	CHF	13,280,252	—	(66,870)
	12/21/2016	USD	2,325,737	AUD	2,336,265	—	(10,528)

			$116,803,975		$113,095,653	$3,785,720	$(77,398)

The accompanying notes are an integral part of these financial statements.

26	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Smaller Companies Fund finished the first half of the year with a strong 5.62% gain, outperforming its Russell 2000 Index benchmark, which gained 2.22%. The fund is currently trailing its benchmark over all trailing time periods. The trailing performance is the direct result of a very difficult 17-month performance period that ended in December 2015. If we go back two years, the fund’s performance was in line with or better than the benchmark in all time periods. We do not believe the recent performance slump is indicative of the fund’s potential.

Performance as of 6/30/2016
	Average Annual Total Returns
	Three Month	Year to Date	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	1.54%	5.62%	-10.02%	1.00%	5.01%	4.55%	7.18%
Russell 2000 Index	3.79%	2.22%	-6.73%	7.09%	8.35%	6.20%	8.96%
Morningstar Small Blend Category	2.46%	2.97%	-5.80%	6.47%	7.66%	5.49%	8.50%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2016, the gross and net expense ratios for the Smaller Companies Fund were 1.69% and 1.59%, respectively. There are contractual fee waivers in effect through 4/30/2016. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017.

Performance of the Managers

This year through June, two of the three managers are well ahead of their respective small-cap benchmarks, while one manager meaningfully underperformed their benchmark. Looking at longer-term manager performance, Dick Weiss of Wells Capital and FPA Capital have been on the fund since its mid-2003 inception, while Cove Street Capital has been on the fund since June 2007. Two of the three managers are ahead of their respective benchmarks (net of advisory fees) during their tenure, while one now narrowly trails due to recent underperformance.

Key Performance Drivers

Stock selection was the key driver of the fund’s outperformance during the first half of the year, with the biggest contributions coming from energy and industrial holdings. Sector exposures were a mixed bag in the first six months, but in aggregate were a net positive. One notable contributor at the sector exposure level was health care, where a significant underweight versus the index (3.4% versus 13.6%) to the worst-performing sector (down 12.85%) contributed meaningfully.

As is always the case, at the stock level there were noteworthy contributors and detractors in the period. The paragraphs immediately below focus on some of the largest stock contributors and detractors, and the rationales for why these stocks made their way into a high-conviction portfolio. We should remind investors that in the short term the performance of a stock over a quarter or two does not determine whether a position will be successful or not; that is only known when the stock is sold.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Economic Sector
Cimarex Energy Co.	3.75	0.00	34.69	1.19	Energy
Patterson-UTI Energy Inc.	2.28	0.00	42.32	0.98	Energy
Viasat Inc.	4.15	0.19	17.03	0.88	Technology
Taser International Inc.	2.05	0.06	43.90	0.87	Industrials
Range Resources Corp.	1.46	0.00	75.49	0.84	Energy
Avis Budget Group Inc.	1.14	0.00	22.13	0.78	Industrials
Goldcorp Inc.	1.57	0.00	66.40	0.76	Materials
Heritage-Crystal Clean Inc.	3.93	0.01	15.19	0.73	Industrials
Forestar Group Inc.	3.84	0.02	8.68	0.64	Financials
Ruckus Wireless Inc.	2.03	0.04	20.17	0.62	Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	27

Top 10 Individual Detractors as of the Six Months Ended June 30, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Economic Sector
Cherokee Inc.	2.29	0.01	-35.59	-0.94	Consumer Discretionary
Integer Holdings Corp.	2.09	0.06	-35.40	-0.91	Health Care
Arris International	2.38	0.00	-31.32	-0.91	Technology
DeVry Education Group Inc.	1.72	0.08	-28.82	-0.76	Consumer Discretionary
Delta Air Lines Inc.	2.23	0.00	-27.68	-0.71	Industrials
Westell Technologies Inc. Class A	0.98	0.00	-44.44	-0.53	Technology
MDC Partners Inc. A	3.36	0.05	-13.87	-0.38	Consumer Discretionary
Dana Holding Corp.	1.21	0.12	-22.75	-0.31	Consumer Discretionary
Clubcorp Holdings Inc.	1.29	0.00	-27.38	-0.30	Consumer Discretionary
Houghton Mifflin Harcourt Co.	0.38	0.15	-21.61	-0.26	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security

The largest contributor was Cimarex Energy, a U.S.-based onshore exploration and production company focused on developing, producing, and marketing crude oil and natural gas. The company has a long history of drilling in the Mid-Continent and Permian Basin while also engaging in an exploration program along the U.S. Gulf Coast. During the period, two managers (FPA Capital and Dick Weiss) owned the stock, and it was a top-ten holding in the period. Weiss has owned the stock since May 2013, and his original thesis for owning the company revolved around improving drill techniques and oil recovery. Cimarex’s first 10,000-foot-long lateral Meramec well had an initial 30-day production rate that was approximately 70% higher than the 30-day rate for Cimarex’s 11 Meramec wells drilled with 5,000-foot laterals. During the quarter, Cimarex reported first quarter production results that surpassed consensus estimates and company guidance. The company also raised fiscal year 2016 volume guidance by 5%. Strong production results and an upward move in oil prices led to the company outperforming in the first half of the year, gaining 34.69%. The stock remains among the portfolio’s top ten holdings, but both Weiss and FPA trimmed their positions late in the six-month period due to stock price appreciation.

Within the industrial sector, Heritage-Crystal Clean was a top contributor. Heritage-Crystal Clean recycles motor oil, cleans parts, and is the second-largest provider of hazardous waste services in the United States. The stock is owned by Cove Street Capital, and at the end of the period it was the largest holding in the portfolio at 5.02% of assets. Portfolio manager Jeff Bronchick says Heritage-Crystal Clean rebounded in the second quarter thanks to an upward move in the price of base oil, the end product of its re-refining operations. As the price of base oil went up by 20% over the course of the quarter, all indications are that Heritage-Crystal Clean turned their negative operating margins in re-refining for the prior quarter into at least a breakeven position. The company has significant re-refining capacity and will be well positioned to take advantage of any incremental widening in used oil spreads, i.e., the difference between the price of recycled base oil and the cost to collect and refine used oil, an outcome that according to Cove Street’s analysis would have a material impact on operating cash flows and returns.

Ruckus Wireless, a provider of Wi-Fi access points at the enterprise and service provider level was another top contributor in the period. Weiss originally bought the company as growth was accelerating into new accounts and new markets, with product enhancements being introduced. During the quarter, the company was bought out by Brocade Communications Systems for $6.45 in cash and 0.75 shares of Brocade stock for each Ruckus share equating to an implied takeout enterprise value-to-sales multiple of approximately 2.5x. The overall transaction value is approximately $1.5 billion, or $1.2 billion net of acquired cash. The implied takeout price near $13 compared to Weiss’s Private Market Value for the company in the low $14 range.

As for detractors, retailer Cherokee Global Brands was the largest detractor, falling 35.59% in the six-month period. Cherokee owns and licenses clothing brands including Liz Lange, Tony Hawk, and Cherokee. The company operates an asset-light model wherein it licenses its brands to retailers in return for a royalty. Bronchick says that Cherokee is in the middle of a very important transition as its long-term relationship with Target U.S. is set to end in early 2017. Replacing the revenue the company receives from Target’s licensing of the Cherokee brand in the United States will not happen overnight. In fact, as opposed to licensing the brand to a single retailer as it has in the past, the company is in the process of establishing wholesale relationships that will allow Cherokee-branded goods to be sold in many retailers throughout the country. While the transition may be a bit bumpy—as indicated by the market’s uncertainty and the drop in its share price in the second quarter—Bronchick is confident that the combination of higher royalty rates, an expanded base of retail partners, and a more diverse set of products available in the market will actually lead to higher earnings power than Cherokee possesses today.

Within the industrial sector, Delta Air Lines, a provider of air transportation for passengers and cargo throughout the United States and around the world, was also a detractor. Weiss originally bought the company several years ago, as the industry became focused

28	Litman Gregory Funds Trust

on profitable growth and Delta began to pay down liabilities on their balance sheet. In fact, the company has paid down its long-term debt to $6.76 billion at year-end 2015 from a peak of $15.66 billion at year-end 2009. During the quarter, the stock lagged the broader market as management guided for first quarter operating results to come in at the lower end of the prior guidance. Management noted that while demand remains strong, it continues to see some pockets of weakness. However, it appears operating results are beginning to trough, with management suggesting there may be improvement by the end of the year. Improving operations, in addition to the company’s mid-teens free cash flow yield, generous return of capital to shareholders, and investment-grade balance sheet, could help lift sentiment. Weiss currently has a Private Market Value in the mid- to high $70s for the stock. At the end of the period, the stock was trading near $36 per share.

Dana Holding is a leading automotive parts supplier focused on driveline components (parts that take power from the engine to the wheels). The firm is globally diversified and serves three different end markets: light vehicles, commercial vehicles, and off-highway vehicles. FPA initiated a position in Dana in May 2015. Their investment thesis was that while Dana has historically operated in a highly competitive market, management has dramatically and permanently improved the quality of the business. For example, Dana as well as its competitors are now more focused on profitability than market share, a departure from the past. Additionally, Dana is also now more focused on technologically sophisticated solutions and contributing more of the research and development to develop a product, which improves their negotiating leverage with customers. The firm has also taken down both financial and operating leverage and has permanently taken costs out of the business by consolidating its supplier base, closing plants, and making large operational changes to its plants. Finally, the business is now more diversified both geographically and by end market, which should ease the impact of a downturn in any particular market or geography. Following FPA’s initial investment in April 2015, the stock sold off on currency headwinds, a downturn in South America, a transition in leadership, and execution issues in the firm’s commercial vehicle division. During this selloff, FPA added to the position, believing these problems were largely transitory, the earnings power of the firm remained intact, and their initial core investment thesis was largely unchanged. Furthermore, they have met the new management team several times and have become increasingly confident it will continue on the path toward structurally improving the business while also being more opportunistic around growth opportunities than the previous management team.

MDC Partners is an advertising agency holding company growing faster than peers, with particularly attractive new expansion opportunities in the media agency business and faster-growing geographies outside North America. The company’s shares are trading at a discount to historical levels as a result of an ongoing SEC investigation. MDC’s core business model—combining smaller, entrepreneurial agencies in a platform that has demonstrated organic growth and margin expansion consistently above larger industry peers—should allow the stock to outperform advertising agency peers as well as the broader market. In the first half of 2016, the stock underperformed (down 13.87%). This was due to a short-seller’s report released at the end of April (highlighted by miscalculations and mostly old news) and a lackluster first quarter 2016 earnings report at the beginning of May, which raised concerns about the company’s organic growth. Since then, management has effectively refuted each point raised by the short report and has instilled confidence that the company can still achieve outsized organic growth this year due to the timing of projects and the impact of new business wins. Further, this year’s debt refinancing, where lenders had the opportunity to do due diligence on the SEC inquiry, among other matters, is a positive sign on the likely resolution of the matter. In effect, nothing material has changed for Weiss’s investment thesis, and given that his valuation framework also remained the same, he used the recent weakness to add to his position.

Portfolio Mix

As is typically the case, with its extremely high active share, the Litman Gregory Masters Smaller Companies Fund portfolio is quite different from its Russell 2000 benchmark. At the end of the period, energy remained the most significant sector overweight at 12.4% versus 3.0% for the benchmark. This overweight was offset by significant underweights to the financial and health care sectors. Health care stood at 3.4% of the portfolio at the end the period compared to 13.6% of the benchmark, while the financial weighting was 11.9% versus 25.8%.

The fund’s weighted average market capitalization as of mid-year was $4.5 billion, which is essentially unchanged from $4.4 billion at the beginning of the year. Cash has increased from 5.9% at year-end to 10.5% at the end of June.

The fund remains diversified by investment style, and with nearly 45 stocks, we are comfortable with the diversification in terms of number of holdings and sector exposures.

Fund Summary	29

By Sector

	Sector Allocation
	Fund as of 6/30/16	Fund as of 12/31/15	Russell 2000 Index as of 6/30/16
Consumer Discretionary	16.5%	21.7%	13.5%
Consumer Staples	0.0%	0.0%	3.1%
Energy	12.4%	14.1%	3.0%
Finance	11.9%	11.2%	25.8%
Health Care & Pharmaceuticals	3.4%	2.5%	13.6%
Industrials	15.5%	9.5%	13.8%
Materials	3.6%	7.4%	4.6%
Technology	22.2%	24.3%	17.3%
Telecom	4.0%	3.4%	0.9%
Utilities	0.0%	0.0%	4.3%
Cash Equivalents & Other	10.5%	5.9%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $860 million

Small-Cap $860 million - $3.9 billion

Small/Mid-Cap $3.9 billion - $9.9 billion

Mid-Cap $9.9 billion - $26.3 billion

Large-Cap > $26.3 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

30	Litman Gregory Funds Trust

Taxes

Taxable shareholders continue to benefit from the fund’s loss carryforwards remaining from the 2008 bear market. We do not expect the fund to make a capital gains distribution in 2016 and probably not in 2017.

Closing Thoughts

Although performance has improved in the first half of 2016, the fund’s trailing performance remains disappointing. Nevertheless, we remain confident about the long-term potential given our conviction in the fund’s three managers. Each of the managers has a long track record during which we believe they have demonstrated their skill as stock pickers. Two managers have outperformed their respective benchmarks during their tenure on the fund, while one manager, despite recent performance struggles, remains in line with their benchmark.

Our confidence in the managers is based on their bottom-up stock-selection approach. They do not invest based on big-picture views of any particular sector, but rather opportunities on a company-by-company basis by looking for what they believe are strong fundamentals combined with favorable risk/reward relative to their estimates of fair value. There will be periods when the managers find few opportunities as valuations increase, but by virtue of the flexible investment mandate, cash may build until opportunities appear. (This is currently the case, where cash levels have doubled from 5% at the beginning of the year to over 10% at the end of June.) When the managers see a dislocation between price and value, they can take a position and let time work with them, not against them. The managers’ long-term time horizon gives them the luxury of not having to perfectly time the bottom. At times this means that managers will invest in out-of-favor areas that get cheaper, resulting in periods where the fund’s performance is out-of-sync with the benchmark. Not only do we think the process of recycling money out of expensive and into cheap stocks makes sense, but we also think this plays into a strength of the strategy as we understand and appreciate that uncertainty is what creates opportunity. In the words of Jeff Bronchick of Cove Street Capital, “We welcome the inclusion of newly undervalued securities from sellers who seem to want the unicorn of certainty about the future to appear whenever it is convenient or money has to be invested.”

We continue to work hard to ensure that we have the right managers on the fund and are optimistic that the fund can get back to the compelling track record of just two years ago when it was either in line or ahead of the benchmark over trailing time periods. The fund’s strong performance during the first half of 2016 was an encouraging sign.

We thank you for your continued confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the funds

Fund Summary	31

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Dennis Bryan	First Pacific Advisors, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to June 30, 2016 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

32	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS: 89.5%

Consumer Discretionary: 16.5%
29,320	Aaron’s, Inc.	$641,815
66,655	Apollo Education Group, Inc.*	607,894
26,500	Best Buy Co., Inc.	810,900
38,173	Carrols Restaurant Group, Inc.*	454,259
58,868	Cherokee, Inc.*	654,023
42,000	ClubCorp Holdings, Inc.	546,000
41,460	Dana Holding Corp.	437,818
27,219	DeVry Education Group, Inc.	485,587
21,100	Etsy, Inc.*	202,349
27,450	Houghton Mifflin Harcourt Co.*	429,043
41,500	MDC Partners, Inc. - Class A	759,035

		6,028,723

Energy: 12.4%
11,730	Cimarex Energy Co.	1,399,624
9,530	Helmerich & Payne, Inc.	639,749
19,020	Noble Energy, Inc.	682,247
37,580	Patterson-UTI Energy, Inc.	801,206
12,900	Range Resources Corp.	556,506
25,470	Rowan Cos. Plc - Class A	449,800

		4,529,132

Financials: 11.9%
39,000	AllianceBernstein Holding L.P.	908,700
40,000	CNO Financial Group, Inc.	698,400
98,200	Forestar Group, Inc.*	1,167,598
89,800	Leucadia National Corp.	1,556,234

		4,330,932

Health Care: 3.4%
15,500	Haemonetics Corp.*	449,345
25,500	Integer Holdings Corp.*	788,715

		1,238,060

Industrials: 15.5%
9,120	AGCO Corp.	429,826
31,250	Avis Budget Group, Inc.*	1,007,187
22,500	Delta Air Lines, Inc.	819,675
150,000	Heritage-Crystal Clean, Inc.*	1,831,500
37,000	Taser International, Inc.*	920,560
24,600	USG Corp.*	663,216

		5,671,964

Information Technology: 22.2%
42,178	ARRIS International Plc*	884,051
14,510	Avnet, Inc.	587,800
59,000	Brocade Communications Systems, Inc.	541,620
13,000	Corning, Inc.	266,240
16,240	InterDigital, Inc.	904,243
23,000	Microsemi Corp.*	751,640
16,309	SecureWorks Corp. - Class A*	229,957
49,500	VeriFone Systems, Inc.*	917,730
17,900	ViaSat, Inc.*	1,278,060
350,000	Westell Technologies, Inc. - Class A*	245,000
31,950	Western Digital Corp.	1,509,957

		8,116,298

Materials: 3.6%
14,500	FMC Corp.	671,495
32,500	Goldcorp, Inc.	621,725

		1,293,220

Shares		Value
Telecommunication Services: 4.0%
23,800	Millicom International Cellular S.A.	$1,453,942

TOTAL COMMON STOCKS (Cost $31,555,865)		32,662,271

Principal Amount
SHORT-TERM INVESTMENTS: 10.6%

REPURCHASE AGREEMENTS: 10.6%
$3,876,000	FICC, 0.03%, 6/30/16, due 07/01/2016 [collateral: par value $3,315,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value 3,962,637] (proceeds $3,876,000)	3,876,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,876,000)		3,876,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $35,431,865): 100.1%		36,538,271

Liabilities in Excess of Other Assets: (0.1)%		(29,077)

Net Assets: 100.0%		$36,509,194

Percentages are stated as a percent of net assets.

LP	Limited Partnership.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	33

Litman Gregory Masters Alternative Strategies Fund

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) gained 2.57% for the first six months of 2016. During the same period, 3-month LIBOR returned 0.29%, the Morningstar Multialternative Category gained 0.04%, the HFRX Global Hedge Fund Index lost 0.82%, the Barclays Aggregate Bond Index gained 5.32%, and the Russell 1000 Index gained 3.74%.

After a 0.51% gain in the first quarter, the fund performed well in the second quarter, gaining 2.05% despite a dip following the United Kingdom’s surprise Brexit vote (which has subsequently been more than fully recovered). Since its inception on September 30, 2011, the fund’s annualized return is 5.13% with a volatility (standard deviation) of 3.44% and a beta to the stock market of 0.26. This performance is within what we think is a reasonable expected return range for the strategy over the long term (full market cycles), while the volatility has been lower than our expected range of 4% to 8%. On a risk-adjusted-return basis, as measured by Sharpe and Sortino ratios, we are pleased with the fund’s results. The fund has also more than tripled the return of the Morningstar Multialternatives peer group category since inception, with comparable volatility and beta.

Performance as of 6/30/2016

			Average Annual Total Returns
	Three Month Return	Year to Date Return	One Year	Three- Year	Since Inception
Litman Gregory Masters Alternative Strategies Fund Institutional Class	2.05%	2.57%	0.09%	2.92%	5.13%
Litman Gregory Masters Alternative Strategies Fund Investor Class	1.97%	2.42%	-0.11%	2.68%	4.90%
Barclays Aggregate Bond Index	2.22%	5.32%	6.04%	4.07%	3.16%
3-Month LIBOR	0.16%	0.29%	0.45%	0.31%	0.35%
Morningstar Multialternative Category	0.76%	0.04%	-3.07%	0.78%	1.49%
HFRX Global Hedge Fund Index	1.07%	-0.82%	-5.62%	-0.57%	0.92%
Russell 1000 Index	2.54%	3.74%	2.93%	11.48%	16.37%
SEC 30-Day Yield[1] as of 6/30/16 Institutional: 2.65% Investor: 2.40% Unsubsidized SEC 30-Day Yield[2] as of 6/30/16 Institutional: 2.57% Investor: 2.33%

1.     The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

[2]      The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2016	MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[3]	1.49	1.74
Total Operating Expenses (%)[4]	1.85	2.10
Gross Expense Ratio (%)	1.94	2.18

3. Does not include dividend expense on short sales of 0.23% and interest expense of 0.13%

4.      The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

34	Litman Gregory Funds Trust

The “Risk/Return Statistics” table below presents some of the key performance metrics that we track for the fund.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics 6/30/16

	MASFX	Barclays Agg Bond	Russell 1000	Morningstar Multi- Alternatives Category
Annualized Return	5.13	3.15	16.37	1.49
Total Cumulative Return	26.81	15.86	105.48	7.27
Annualized Std. Deviation	3.44	2.72	11.47	3.42
Sharpe Ratio (Annualized)	1.45	1.13	1.38	0.43
Beta (to Russell 1000)	0.26	-0.02	1.00	0.27
Correlation of MASFX to…	1.00	-0.15	0.79	0.82
Worst Drawdown	-6.94	-4.52	-12.41	-8.21
Worst 12-Month Return	-4.49	-2.47	-7.21	-6.90
% Positive 12-Month Periods	83.67	79.59	93.88	77.55
Upside Capture (vs. Russell 1000)	30.85	8.92	100.00	21.17
Downside Capture (vs. Russell 1000)	28.29	-10.53	100.00	41.60
Notes:
Since inception (9/30/11)
Worst Drawdown based on weekly returns

Portfolio Commentary

Performance of Managers: For the first half of 2016, three sub-advisors generated positive returns and two managers had very slight negative returns (net of the management fee each sub-advisor charges the fund). The Loomis Sayles Absolute-Return Fixed-Income strategy was up 6.13%, Water Island’s Arbitrage and Event-Driven strategy gained 3.66%, DoubleLine’s Opportunistic Income strategy gained 2.84%, Passport’s Long-Short Equity strategy was down 0.17%, and FPA’s Contrarian Opportunity strategy lost 0.28%.

Key performance drivers and positioning by strategy

DoubleLine: The DoubleLine Opportunistic Income strategy produced solid returns during the period as non-agency residential mortgage-backed securities (RMBS) performed reasonably well and long-duration assets paid off handsomely in June during the “risk-off” period. For the six-month period ending June 30, the U.S. Treasury yield curve flattened, with 2-year yields falling 47 basis points and 10-year yields dropping 80 basis points. Longer-duration agency RMBS outperformed the more credit-sensitive non-agency RMBS portion of the portfolio. Within agency RMBS, inverse floating-rate securities and fixed-rate commercial mortgage obligations contributed the most to the strategy’s total return, benefiting from strong price appreciation and healthy interest income. Within the portfolio’s non-agency RMBS exposure, higher credit quality sectors, such as Prime and Alt-A securities, were the biggest contributors to performance despite some price weakness, as these securities benefited from strong interest income. Municipal bonds also contributed positively for the period due mainly to high coupon returns.

As of June 30, non-agency RMBS remains the largest allocation in the DoubleLine sleeve (71%), and includes both legacy, pre–financial crisis assets as well as new-issue “Jumbo 2.0” private-label securities. Agency RMBS (mostly longer-duration securities) accounts for approximately 24%. Other credit-sensitive sectors (primarily collateralized loan obligations, commercial MBS, and stressed municipals) make up almost 8%. The portfolio was using a small amount of leverage (4%) at the end of the quarter. During the period, the portfolio’s duration was again shortened as rates fell, ending at 2.7 years (a significant decline of 1.5 years from the end of 2015). However, the yield to maturity increased to 6.0%.

FPA: FPA’s Contrarian Opportunity portfolio was flat for the period and trailed the equity market index. This was largely due to its meaningful exposure to financials stocks (20% of the portfolio) and its large cash position (33% net of shorts), which was a drag on returns during an up market period. The biggest detractors to performance were all financial companies: Walter Investment Management (no longer in the portfolio), LPL Financial, Citigroup, AIG, and Bank of America. Lack of exposure to the top-performing utilities and telecom services sectors also hurt the sleeve’s relative return versus the market index. FPA finds these defensive, dividend-paying sectors to be broadly overvalued and unattractive investments, even more so after their sharp appreciation this year. As they put it, “The expensive has become more expensive.” In contrast, their analysis of the risk-reward potential (upside versus downside) for beaten down financial/bank stocks indicates they are very attractive. They are trading at only around 75% of their tangible book value, hence FPA’s full exposure to those names, which is consistent with the team’s belief that “good things generally happen to cheap stocks.”

The top contributors to the sleeve’s performance for the period were diversified across industry sectors, including equity positions in Oracle (technology), Aon (financials), and United Technologies (industrials); and fixed-income (credit) positions in two energy companies, McDermott International and CONSOL Energy. As of June 30, 2016, the portfolio had gross long exposure to equities of 56.5%, net exposure of 53.1% (with 14.3% in foreign-domiciled companies), and credit holdings of 9.7%.

Fund Summary	35

Loomis Sayles: The Loomis Sayles Absolute-Return Fixed-Income strategy’s strong performance in the first half of the year was diversified across many sectors. It was led by its sizable high-yield bond allocation, which ended the quarter at a 32% net long exposure after a strong second quarter rally. Loomis’s energy, consumer non-cyclical, and technology high-yield holdings contributed the most to performance. Investment-grade credit, which accounted for 19% net long exposure, was the second-largest contributor, with energy and technology names leading the way. Emerging-markets debt also bolstered returns, primarily due to the ongoing rebound in commodity prices. Convertibles, which account for 3% of the Loomis sleeve, contributed positively to performance for the period as well.

On the negative side, currency positions weighed on returns as both developed and emerging-markets currencies rallied against the U.S. dollar. Global rates positions (swaps, swaptions, and interest rate futures) also detracted from performance. These positions are largely hedges against rising interest rates, and given the fall in government bond yields in the post-Brexit flight to quality, they performed predictably poorly. Loomis is maintaining these positions, believing the risk-reward profile is even more favorable at the prevailing lower yields. As such, the sleeve’s empirical “key rate” duration (sensitivity to changes in Treasury yields) is roughly zero.

Passport: Passport’s Long-Short Equity strategy performance was flat for the period. Although the team had moderated its fairly bearish positioning during the first quarter, the conservative tilt still was a drag on performance during the second quarter, as the rally in risk assets fueled by global central banks continued. For the first half of the year, long positions contributed 4.0%, a good result for the fairly conservative nature of the book, while shorts detracted 3.1% (gross of fees). In terms of sector attribution, long positions in consumer staples contributed 1.3%, industrials added 1.2%, and Internet/tech longs added just under 1%. Basic materials longs detracted 1.9%, due in large part to continued weakness in fertilizer producer CF Industries, which has suffered several near-term setbacks and has yet to deploy its large cash balance in a strategic manner; Passport believes the fundamentals for the industry are significantly more positive than the market expects and that the company will make accretive moves with its balance sheet this year. Short positions in the materials sector detracted 1.6%, as a high-conviction, long-term short holding that has been a significant positive contributor to performance since inception hurt returns during the period as it rallied sharply with the rest of the sector; this loss was partially mitigated by gains in offsetting long materials names, but it was still a significant detractor on a standalone basis. Shorts in Internet/technology and energy also produced losses, while consumer discretionary shorts were profitable.

Passport has acknowledged remaining negative too long in the face of Chinese and European monetary stimulus and the Federal Reserve’s shift to a dovish tone this year, but it still believes that global growth will remain disappointing. Nevertheless, with central banks likely to continue to push liquidity and risk-taking in the markets, Passport has reduced the portfolio’s short exposure to dollar-sensitive sectors, such as emerging markets, commodities, industrials, and mining stocks. Passport has also become bullish on precious metals this year in recognition of the developed world’s need to pursue highly unconventional monetary policy in the form of negative interest rates and additional quantitative easing. The team also remains quite positive on select China Internet names, notably Tencent Holdings, which they believe enjoys massive competitive advantages and superior growth relative to U.S. Internet companies, but with a lower valuation (net of cash and other investments). On the negative side, the investment team has become concerned about the U.S. consumer due to the deterioration they have observed in some data points they believe to be effective early indicators, and they maintain a number of short positions in the consumer space. The portfolio ended the quarter with 59% net long exposure, up from 52% at the end of 2015.

Water Island: Water Island Capital’s Arbitrage and Event-Driven strategy’s return for the period was driven by gains in each of the portfolio’s three sub-strategies. The Equity Merger Arbitrage sub-strategy contributed more than half the total return. The Credit Opportunities and Equity Special Situations sub-strategies also contributed meaningfully relative to the size of their allocations within the Water Island sleeve. The portfolio’s top-performing sector was consumer discretionary, aided by a number of successful equity special situations and merger-arbitrage investments. On the negative side, health care (the portfolio’s only sector that experienced a loss) detracted slightly from returns for the period, with a terminated merger transaction largely offsetting gains in other health care investments.

The top contributor for the period was the equity special situations investment in Yahoo!, which rallied when the company announced in early 2016 it would pursue a sale of the core business. Other top contributors included merger-arbitrage positions in Time Warner Cable’s acquisition of Charter Communications, which successfully closed in May; and Marriott International’s takeover of Starwood Hotels, which benefited from a protracted bidding war between Marriott and Anbang Insurance of China. The deal is expected to close in the third quarter. The largest detractor in the portfolio was the merger-arbitrage investment in the Allergan/Pfizer transaction. Pfizer agreed to buy Allergan on November 20, 2015, with the intention of re-domiciling as an Irish company for the tax benefits; at $160 billion, it would have been the largest tax inversion deal on record. It was a high-profile deal with substantial regulatory risk, which Water Island believed was more than fully reflected in the deal spread. On April 4, the Treasury Department released new guidelines on inversions, which would have eliminated the tax benefits Pfizer hoped to gain from the transaction. As a result, the two companies decided to abandon the merger on April 6.

Merger deal volume has been strong this year, although it trails 2015’s record pace, and spreads remain attractive due in part to periodic large deal failures spooking investors. Reflecting this, the portfolio remains heavily weighted to Equity Merger Arbitrage at 74% gross long exposure, more than double the combined weight of Equity Special Situations and Credit Opportunities. In both the

36	Litman Gregory Funds Trust

latter sub-strategies, Water Island is focusing on shorter-duration investments with what they believe are more definitive catalysts. They also continue to maintain more balanced allocations that include both long and short alpha investments within these strategies.

Strategy Allocations

The fund remains weighted according to our strategic target allocation: 25% each to DoubleLine and Loomis Sayles, 20% each to FPA and Water Island, and 10% to Passport. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Current Target Strategy Allocations

Closing Thoughts

The exposures that drove significant gains for the fund in the first half of the year were built in prior quarters, often at the cost of some short-term pain (losses). We noted in our first quarter update that Water Island and Loomis Sayles were the two largest contributors to performance in the first quarter after producing disappointing results last year, and we’re pleased to report that their good results continued in the second quarter. Water Island continues to take advantage of attractive spreads in merger arbitrage (and other event-driven opportunities to some degree), posting solid performance with relatively little volatility. Meanwhile, Loomis Sayles has been the biggest contributor to the fund’s performance this year, as their patience and resolve in building high-yield and energy-related exposure through steep price declines last year (while suffering only a relatively minor drawdown) has been rewarded so far in 2016. Additionally, their portfolio still sports an attractive yield not very different from what it was a quarter ago, despite the healthy gains booked in the second quarter.

We hope at some point in the near future to report that some other theme or exposure in the fund that is currently unpopular has proven profitable, similar to the way high-yield has driven gains in the Loomis Sayles strategy this year. Of course, we never know exactly what that will be, or when it will occur, but we are confident that by using a roster of skilled managers running diverse strategies with considerable flexibility, there will always be something in the portfolio that will pay off in a reasonable time frame. During some periods, such as the latter half of last year and early this year, there will be more “planting,” with positions being built at increasingly attractive entry points (usually causing some temporary losses along the way). At other times, like the last several months, there may be more “harvesting,” as more positions begin to play out favorably.

Fund Summary	37

We would also point out again that we rely significantly on the experience and judgment of our managers to determine when to increase or decrease their risk exposures in their individual portfolio sleeves. (As another reminder, these are distinct separate accounts the managers run specifically for our fund.) Maintaining lower exposure and/or lower risk positions when opportunities are scarce allows them to preserve capital and then increase positions when they are getting appropriately compensated (or hopefully overcompensated) for the risks they bear. In the current highly uncertain and, in some respects, unprecedented macro environment (e.g., negative interest rate monetary policy), most of our managers continue to be positioned relatively cautiously. For more details, please read the individual sub-advisor commentaries on pages 40-44.

We obviously can’t guarantee (or even expect with real confidence) a high degree of consistency in returns month to month, quarter to quarter, or even year to year. However, we are quite confident that financial markets, with their structural inefficiencies, and humans, with their emotions, biases, and herd behavior, will continue to produce opportunities in which our managers can invest to generate strong risk-adjusted returns over the course of multiyear periods. That has certainly been the fund’s history so far.

Thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Individual Strategy Portfolio Allocations

Following are portfolio exposure summaries for each individual strategy as of June 30, 2016.

DoubleLine Opportunistic Income Strategy

Sector Exposures
Non-Agency Residential MBS	70.7%
Agency Inverse Interest-Only	9.2%
Agency CMO	6.9%
Agency Inverse Floaters	6.6%
Municipals	4.5%
Government	1.9%
Collateralized Loan Obligations	1.8%
Agency PO	1.6%
Commercial MBS	0.9%
High-Yield	0.2%
Cash*	-4.3%

TOTAL	100.0%

Non-Agency Residential MBS Breakdown

(Percent of Non-Agency Residential MBS)

Prime	19.9%
Alt-A	58.9%
Subprime	15.2%
Jumbo 2.0	6.0%

TOTAL	100.0%

Credit Quality Breakdown
Cash*	-4.3%
Government	1.9%
Agency	24.3%
Investment Grade	5.1%
Below Investment Grade	57.5%
Not Rated	15.6%

TOTAL	100.0%

*	Negative cash position reflects use of leverage.

FPA Contrarian Opportunity Strategy

Asset Class Exposures
U.S. Large-Cap Stocks	27.6%
U.S. Mid-Cap Stocks	8.9%
U.S. Small-Cap Stocks	5.5%
Foreign Stocks	14.3%
Bonds	9.4%
Other Asset-Backed	0.8%
Limited Partnerships	0.5%
Short Sales	-3.4%
Cash	36.4%

TOTAL	100.0%

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	4.5%	12.9%
Consumer Staples	0.7%	9.4%
Energy	1.5%	6.8%
Finance	20.1%	17.4%
Health Care	1.2%	14.2%
Industrials	9.3%	10.5%
Materials	3.6%	3.3%
Technology	12.1%	19.2%
Telecom	0.0%	2.7%
Utilities	0.0%	3.7%
Cash	36.4%	0.0%
Other	10.7%	0.0%

TOTAL	100.0%	100.0%

38	Litman Gregory Funds Trust

Loomis Sayles Absolute Return Fixed-Income Strategy

Strategy Exposures (%)	Net Exposure	Long Total	Short Total
Global Rates	-41.9	8.9	-50.8
High-Yield Corporate	31.8	31.8	0.0
Securitized	21.2	21.2	0.0
Investment-Grade Corporate	18.6	23.1	-4.5
Currency	-10.0	8.7	-18.6
Emerging Market	6.5	6.5	0.0
Convertibles	3.3	3.3	0.0
Bank Loans	3.1	3.1	0.0
Risk Management	-1.5	0.0	-1.5
Dividend Equity	1.2	7.0	-5.8
Global Credit	1.0	1.0	0.0

Subtotal	33.3	114.5	-81.2

Cash & Equivalents	7.9	7.9	0.0

Overall Net	41.1	122.3	-81.2

Top 10 Country Exposures (%)	Net Exposure	Long Total	Short Total
United States	23.7	79.5	-55.9
Mexico	5.9	6.0	0.0
South Africa	4.9	6.5	-1.6
Brazil	3.4	3.4	0.0
Italy	2.8	2.8	0.0
Norway	2.8	2.8	0.0
Taiwan	-2.7	0.0	-2.7
China	-2.5	0.0	-2.5
Japan	2.2	2.3	-0.1
Turkey	-2.0	0.0	-2.0

Top 10 Subtotal	38.5	103.3	-64.8

Passport Capital Long-Short Equity Strategy

Sector Exposures	Long	Short	Net	Gross
Internet/Technology	23%	-8%	15%	31%
Consumer Staples	13%	-1%	12%	15%
Consumer Discretionary	12%	-6%	6%	18%
Industrial	10%	-2%	8%	11%
Healthcare	9%	-2%	7%	11%
Energy	7%	-4%	4%	11%
Basic Materials	7%	-6%	2%	13%
Utilities	5%	0%	5%	5%
Telecom	4%	0%	4%	4%
Financial	2%	-3%	-1%	5%
MENA	1%	0%	1%	1%
Diversified	0%	-4%	-4%	4%

Total*	93%	-34%	59%	128%

*	Exposures may not add up to total due to rounding

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures	Long	Short	Net
Equity Merger Arbitrage	74.0%	-19.7%	54.3%
Equity Special Situations	12.3%	-12.7%	-0.4%
Credit Opportunities	21.9%	-2.6%	19.3%

Total *	108.3%	-35.1%	73.2%

Geographic Exposure**
North America	100.4%
Non-North America	7.9%

Equity Market Capitalization**
Large Cap (> $5 Billion)	45.8%
Mid Cap ($2-$5 Billion)	17.5%
Small Cap (< $2 Billion)	22.4%

*	Exposure numbers are calculated by including equities, bonds, swaps, options, and forwards.

**	Based on long market value only.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	39

Litman Gregory Masters Alternative Strategies Fund Subadvisor Commentaries

DoubleLine Capital, LP Commentary

For the trailing 6-month period ending June 30, 2016, the Opportunistic Income portion of the Litman Gregory portfolio underperformed the Barclays U.S. Aggregate Bond index, mainly driven by the portfolio’s shorter duration profile relative to the benchmark. The U.S. treasury curve flattened during this time with 2-year yields declining by about 47 basis points and 10-year yields declining by about 80 basis points; 3-month LIBOR ended slightly higher at around 65 basis points. Performance between the first two quarters contrasted meaningfully despite both periods experiencing a rally in the U.S. Treasury space as the first quarter continued to experience widening credit spreads seen at the end of the prior year; broadly, credit spreads have tightened from their highs seen in February. Not surprisingly, Agency RMBS performed well due to their longer duration exposure with fixed rate collateralized mortgage obligations (CMOs) contributing the most to total return during this time as they benefited from strong price gains. From an absolute total return basis, principal-only securities were the best performers as they had the longest duration profile. With Non-Agency RMBS, higher credit quality sectors, such as Prime and Alt-A, were the highest contributors to performance attributed to high carry gained during this time. Subprime bonds remain a smaller allocation within the portfolio but have been additive to performance thanks to healthy interest income returns. Municipals also contributed positively driven mainly by high coupon returns.

First Pacific Advisors, LLC Commentary

The FPA Contrarian Opportunity portfolio returned 0.25% in the second quarter of 2016 and -0.28% in the first half of the year, net of fees. This compares to 2.46% and 3.85%, respectively, for the S&P 500 and 0.99% and 1.23%, respectively, for the MSCI ACWI index.

In the first half of the year, winners added 2.33% while the losers detracted -2.20%.1 There wasn’t any one company with notable news that had a significant impact on the quarter’s performance.

Winners	Losers
Oracle Corporation	Walter Investment Management
Aon PLC	LPL Financial Holdings Inc
Consol Energy Bonds (various issues)	Citigroup Inc
McDermott Intl Inc Bond	American International Group Inc
United Technologies Corp	Bank of America Corp

Value investing continues to be out of favor but we continue to inch along with our habitual conservative bent. We invest when we see the prospects for a good rate of return without any kind of heroic assumptions, meaning that the base case in our models does not assume the greatest unit growth or the highest margins. If we start pushing the pencil too hard to make the numbers work, there won’t be a margin of safety. We’d prefer not to invest in such scenarios, which explains the account’s continuing large cash position.

The best performing assets in the markets have generally been those with the highest perceived quality and the highest yield and the longest duration. This has driven investors to investments such as 30-year U.S. Treasury bonds and the highest quality global equities that pay a dividend. We used to own many of these companies but they became too expensive and we sold them in order to purchase less expensive businesses. As far as our stock price performance is concerned, we would have been better off had we retained our entire portfolio from a couple of years ago. What we sold has, on average, increased more than what we bought. The expensive has become more expensive. Something sold at 18x earnings can go to 20x, 22x or anywhere really. We can’t control where stocks trade but we can choose what to own and when to buy and sell.

Over time, valuation should follow earnings. Nowhere is it written, though, that even when an investment is made with a margin of safety that the asset purchased won’t first decline. That explains our investment in financials (discussed in some additional detail below).

Investing

Financials are currently our largest equity exposure at about 20%, but that includes service businesses like Aon.2 The account’s exposure to traditional balance sheet intensive financials is roughly 13%.

Banks in the S&P 500 have recently traded near their lowest valuation relative to tangible book value in 20 years. As prices and valuations have declined, our exposure increased as would be expected given our immutable value-investing principles. We own AIG, Citigroup, Bank of America, CIT and Leucadia/Jefferies to name most of them. Leading up to the 2008/09 financial crisis, these companies were highly leveraged (20:1 across the group), traded at high valuations (~2x tangible book) and had poor asset quality.

Today, however, the picture has changed quite dramatically. These companies have stronger balance sheets, trade at much lower multiples and, we believe, have better loans. On average, tangible equity/tangible assets is better by a factor of two with the group currently trading at a cheap 72% of tangible book. And, in wanting to avoid the massive loan losses of the last recession, banks have generally been more conservative in their lending practices. There’s always a rub though. The return on tangible equity is a fairly pitiful 8% or so across our investments.

From a total portfolio perspective, we like to think about what we could lose before we think about what we could make so we seriously weigh the chance for a permanent impairment of

[1]	Reflects the top contributors and top detractors to the portfolio’s performance based on contribution to return for the first half of the year. Attribution is presented gross of investment management fees, which if included, would reduce the returns presented.
[2]	The 20% exposure to the financials sector is based on the Global Industry Classification Standard (GICS).

40	Litman Gregory Funds Trust

capital with these investments. Because banks and insurance companies are both inherently opaque and leveraged and we are not inside these corporations, we cannot know everything that’s happening. In order not to expose the entire portfolio to the exogenous risk of excessive concentration, we have currently chosen to limit the account’s aggregate exposure to balance sheet intensive financials to 15%. This helps preserve the account on a portfolio basis by not having too many eggs in one basket. We do not intend to diverge from our cautious approach or increase our overall allocation to financials unless valuations continue to decline and reach absurd levels.

In thinking about these individual companies, we consider various scenarios. For example, we reduced 2015’s pre-tax, pre-provision earnings by a theoretical amount equivalent to the actual losses incurred in the financial crisis of 2008-10. This is a fairly draconian view and gives no credit to today’s better asset quality. Even under this scenario, by our calculations all of the companies held in the portfolio would remain well-financed and, in many cases, would be better financed than they were in 2007, pre-crisis.

Ever mindful of the downside, we were comforted by the Federal Reserve’s recent publication of its annual bank stress tests, which concluded that each of the companies we own that was subject to the test was adequately capitalized in a severe stress scenario.

With the downside meaningfully mitigated in our view, let’s consider the upside. We believe that these financials are absolutely cheap, trading at less than 75% of tangible book. If we were to assume Price/Book remains a constant over a three-year holding period and nothing else changes (i.e., no improvement to the 8% ROE, no change in dividend or earnings, etc.), then we would estimate an 11%-12% rate of return on these positions.3 That’s interesting but not great.

What if these companies are successful in their plans to get ROE higher? If that happened (or even if it didn’t), we wouldn’t be surprised to see their trading value move higher. Under that scenario, we would estimate an attractive mid- to high-teens rate of return on these positions. Then again, that might not happen. It still sets up for an attractive risk/reward, i.e., the upside potential is greater than the downside risk in our view.

One last thought… Capitalism is nothing if not consistent. If one believes he can get more for something, he will certainly try. Many of the financials we own are set up well in that regard. Underperforming and hidden assets, overcapitalized balance sheets and managements that haven’t successfully created shareholder value on their own can attract activist shareholders. Carl Icahn’s representatives, for example, have been elected to AIG’s board of directors, which is in the process of selling off pieces of the company. CIT has announced that it is exploring strategic alternatives and has announced asset sales. Long-time bank analyst Mike Mayo has said, “No bank is immune from activist pressure.”4 As we’ve said before, good things generally happen to cheap stocks.

Conclusion

Valuation is a function of what investors will pay for future earnings. Higher earnings growth and a lower discount rate mean a higher multiple. Today, there is lower than average earnings growth around the world so that leaves a greater dependence on rates. People are now paying more for less, all because of low, low, low, low rates. For that, gratitude can be expressed to central bankers born with the congenital defect of missing a risk aversion gene. It feels like we’re on the bleeding edge but of what we don’t know. As one more example in a long line of them offered in past missives, we hold up the European Central Bank’s (ECB) corporate sector purchase program (CSPP) as another example of misguided hope. The program will buy investment-grade bonds issued by non-financial companies in the euro area. In June, just the first month of the program, they purchased €6 billion, which one pundit estimated to be approximately 1% of the €600-€700 billion EU corporate bond market that would be eligible.5 That’s one helluva aggressive bid support and will serve to only drive European corporate bond yields lower and, in turn, could spillover to lowering corporate and government bond yields in the U.S. as investors flee to a higher yield and what is currently perceived to be a safer currency. We merely share this information without analysis because we just don’t know what to make of it. It’s not like any central banker has ever successfully baked a cake with all of these QE ingredients. No one knows what this means and it’s hard not to be both skeptical and nervous. We, therefore, continue to tread cautiously.

Loomis Sayles & Company Commentary

Market Conditions

The late-quarter U.K. referendum decision to leave the European Union (EU) surprised markets and caused volatility to spike. However, investors favored credit risk and longer-duration (greater price sensitivity to interest rate changes) securities for the majority of the quarter. Demand for low- and high-quality credit remained strong as a greater percentage of global government bond yields moved negative.

U.S. high yield remained a sought-after asset class, and easing financial conditions provided support. The sector’s strong and steady gains leveled out leading up to Brexit, but quarterly returns remained robust. Energy and metals and mining were the top-performing sectors, largely due to a continuing recovery in commodity prices.

U.S. Treasurys rallied during the quarter. Treasury yields fell across the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), and the curve flattened.

Fund Summary	41

[3]	8% ROE / 75% Price/Tangible Book = 10.7% + 1-2% dividends = 11.7-12.7% estimated rate of return.
[4]	Crain’s New York. December 8, 2014. “Activists at the Gate”, Aaron Elstein. http://www.crainsnewyork.com/article/20141208/BLOGS02/312079992/
[5]	Advisor Perspectives, June 10, 2016. “ECB Corporate Purchase Program”, Anthony Valeri, LPL Financial. http://www.advisorperspectives.com/commentaries/20160610-lpl-financial-ecb-corporate-purchase-program

Portfolio Review

With a semi-annual net return of 6.13%, the Litman Gregory Masters Alternative Strategies Portfolio outperformed its benchmark, the three-month LIBOR Index, which returned 0.29%. The Fund’s positive performance was diversified across many sectors, with the majority generated from high yield and investment grade corporate bonds, emerging market debt and convertibles. These gains more than offset losses from global rates tools and currency exposure.

High yield corporate bonds contributed to returns as spreads tightened during the quarter but finished on a weak note with the elevated volatility following the Brexit vote. Aided by a relatively dovish Fed, positive flows into the asset class, higher oil and metals prices, and a lack of acceptable alternatives, investors reallocated into risk assets, raising their valuations. Global growth concerns following the Brexit vote, oversupplied oil and commodity markets, declining corporate profitability, weakening corporate fundamentals, and uncertainty surrounding the path of Fed rate hikes will continue to be key determinants however. Specific energy, consumer non-cyclical and technology holdings benefitted performance the most.

Investment grade corporate bonds aided performance as spreads tightened somewhat after a lackluster May jobs report and the surprising Brexit vote. Similar to high yield, sentiment towards the sector continued to improve in the second quarter on the backs of higher commodity prices. Most of the positive contribution came from energy and technology names. Despite Brexit, European Banks also boosted returns as positive signals from the European Central Bank continued to drive sentiment.

Emerging market exposure bolstered returns primarily due to the continuation of rebounding commodity prices. High-beta names, especially those closely linked to the commodity sector, were top performers. Specifically, exposure to a state owned cement producer and South American energy companies aided performance.

Convertibles also added to performance as the recovery in commodities (oil) was the main driver of positive contribution. Driven mostly by energy names, selected consumer non-cyclical and technology holdings also performed well, aiding returns.

Currency positioning weighed on returns as both developed and emerging market currencies rallied against the U.S. dollar during period. Currencies of commodity exporters gained the most as the price of oil rebounded. Many of our positions were offset against long pairs, which mitigated the impact. Nonetheless, some of our short currency positions, namely in the Canadian dollar, which served as a hedge against long oil exposure, diminished returns.

Our global rates tools, primarily the use of swaps, swaptions and interest rate futures, also detracted from returns. A short position in a eurodollar future was the primary laggard, as the post-Brexit flight-to-quality rally pushed down Treasury yields. We have maintained this position as we believe its risk-reward tradeoff has become more favorable. Additionally, short exposure to a Euro-Bund future diminished performance as the continuation of an accommodative ECB caused long end German yields to decline.

OUTLOOK

The global backdrop remains disinflationary with a strong bias to ease across the major central banks of Europe, Japan and China. A hiking Fed adds to deflationary pressures abroad and lifts the dollar higher. While we give about a 50/50 probability of a hike in December and two additional hikes in 2017, the economy will need to show us a more convincing bounce from the commodity bust to further solidify this forecast.

The U.S. has moved deeper into late cycle, with high yield revenue growth weakening and corporate health continuing to deteriorate. The world is adjusting to a slower, less commodity-intensive China. This new regime of slowing of global trade includes a downshift in mining and manufacturing output, slowing credit growth across emerging markets (EM) and gradually tightening monetary policy in the U.S.

EM debt fundamentals have been deteriorating due to weak growth expectations but seem to be bottoming out and are already improving in some countries. External balances are mixed across countries as winners and losers are determined by the countries’ status as a commodity importer or exporter. Meanwhile, European corporate fundamentals remain solid and notably better than in the U.S. with stable balance sheets and prudent outlooks. Mergers and acquisitions, capex and share repurchases remain subdued relative to history and well below U.S. levels.

Passport Capital Commentary

At Passport, over the course of the past year we have been consistently skeptical about growth and cognizant of broad deflationary pressures. We have also come to recognize the significant impact policy makers are having on markets acting in what appears to be a globally coordinated manner to support asset prices, stem the appreciation of the U.S. dollar, and stave off deflationary headwinds. We have felt that the level of central bank influence on financial markets holds the potential for a broad range of intended and unintended consequences which may well run contrary to true fundamental economic and corporate realities.

Consequently, levels of market indices seem to reflect benign attitudes towards risk and faith that central banks will be ready and willing with an effective round of easing for any and all macroeconomic headwinds, as witnessed by the rally back to the market index highs days after the largely unanticipated ‘Brexit’ decision in the U.K. We believe an exogenous growth shock, indeed one that carries broad uncertainty, would have otherwise weighed on investor sentiment more significantly, but that market performance in the ‘Brexit’ aftermath is illustrative of excess liquidity in markets.

From a portfolio construction perspective this has reduced our desire to accept substantial currency sensitivity given that central banks are so focused on encouraging risk taking against what is in our view an increasingly challenging economic, political, corporate and therefore risk environment. In particular,

42	Litman Gregory Funds Trust

this has generally meant that we are currently less willing to be short those sectors that are largely impacted by U.S. dollar sentiment ranging from Emerging Markets, to Commodities, Industrials and Mining.

We believe that central bank confusion and intervention has driven this condition of excess liquidity and is provoking substantial disconnects across various markets. On the one hand, signals from the rates and currency markets, as well as the gold price, strongly indicate risk aversion, deteriorating growth prospects and reflect the tepid path of corporate earnings. Beyond the absolute levels of interest rates, we remain cautious given the flattening yield curve as well as the appreciable rally in the price of gold this year, both traditionally associated with ‘risk-off’ environments. On the other hand, equities and high yield markets indicate strong risk appetite encouraged by excess liquidity, as the S&P 500 pushed towards all-time highs by the beginning of July and high yield spreads retraced their substantial widening from early 2016, reaching the tightest levels of the year having disconnected from oil prices.

We remain wary given these divergent signals, as we have encountered increasing evidence of cyclical slowing in the U.S. economy. Broadly recognized sluggishness in business investment and reluctance of companies to invest in research and development (R&D) has, in our view, contributed to a slower pace of economic expansion. In June, U.S. corporate capital expenditure plans fell to the lowest level registered on the index since 2012, and this survey data was completed prior to the uncertainty introduced by the Brexit vote. We view the performance of the restaurant industry as an early window into the health of the consumer; restaurant industry downturns tend to lead recessions by approximately six months. Restaurants have begun to display weak comparable store sales trends, though this is largely missed by consensus due to the cadence of company reporting dates. Additionally in the retail arena, U.S. real luxury goods spending turned negative year over year at -2.7% as of May 2016. Auto sales are another key economic variable that we track closely, and we have found that the auto cycle has in the past led the unemployment cycle. We believe that auto sales have peaked and that loose underwriting standards have pulled forward future demand. It is unclear to us what, beyond a 25 basis point rate cut, the Federal Reserve can do to cushion the effects of what seem to us early signs of a consumer recession.

This year we have already witnessed periods of financial markets beginning to reflect the risks to growth that we see, but injections of liquidity have overcome market selloffs. Brexit is only the most recent example.

The following is a discussion of select thematic trends that we have identified and sought to implement in the portfolio.

China Internet: We are strong believers in the growth of Chinese consumption and have viewed this as a compelling opportunity as we believe macroeconomic uncertainties have kept global fund managers ‘on the sidelines’ when it comes to taking risk in China. While China’s per capita household consumption is similar to the U.S. around 1970, we believe the Chinese consumer’s digital sophistication to be on par with leading developed markets globally. Furthermore, looking back at the U.S. in 1970, per capita household consumption grew over the next 10 years at a 9% CAGR (compound annual growth rate), and importantly, over the following 40 years at a 6% rate. We sought to capitalize on this theme by owning leading consumer internet businesses. We were attracted to these businesses by what we view as durable growth runways created by the convergence of consumption growth trends and consumer technological adoption. Furthermore, with the rate of technological innovation we believe there are multiple paths to future value creation (mobile gaming and mobile payments being two recent examples).

Consolidation and Corporate Change in a Low Growth World: Given our macroeconomic analysis and outlook for a low growth world, we have sought to find highly incentivized management teams investing capital aggressively to drive growth in what we believe are stable businesses. The consumer staples industry has been one focus of our work in this arena. Low interest rates globally have motivated investors to search for yield, and as a result helped to suppress the cost of capital for corporate borrowers. We believe this has created opportunity for those management teams that are willing and able to pursue consolidation and other corporate actions that drive growth or cost savings potential to support profit generation and value creation in a low growth world.

Water Island Capital Commentary

The first half of 2016 was one of the most volatile periods in recent history. Coming out of 2015, investors were gripped by negativity surrounding economic growth, divergent central bank policies, and corporate earnings. Through February 11, the S&P 500 Index and the BAML High Yield Index had fallen 10.27% and 5.14%, respectively, for the year. However, a combination of actions led to a sudden reversal that pushed markets into positive territory by the end of the first quarter. From mid-February, the European Central Bank provided a larger-than-expected expansion of monetary policy; Chinese officials at the G20 Meeting calmed worries around growth and currency policy; the world’s major oil-producing countries hinted at production cuts and cooperation; U.S. recession fears faded; and the Federal Reserve’s tone turned considerably more dovish toward expected rate increases.

The second quarter saw a strong continuation of the rally that began in mid-February. Credit products experienced dual tailwinds, aided by declines both in the 10-Year U.S. Treasury yield and in high yield credit spreads. And while central bank support, under-investment, and significant cash balances conspired to provide ample stimulus for the markets—pushing the S&P 500 Index, BAML High Yield Index, and Barclays U.S. Aggregate Index each to close at or near their 2016 highs by the end of Q2—the environment was punctuated by bouts of significant short-term volatility. Market sentiment seemed to veer from risk-on to risk-off on a daily basis. The U.K. Referendum to leave the EU, for example, saw the S&P 500 Index fall 5.3% in the four days after the vote, only to whipsaw back 5.0% over the following three.

Fund Summary	43

Within the context of credit and equity markets rife with uncertainty, which nonetheless continue to march ever upward, our event-driven portfolio weathered the volatility and provided downside protection in line with expectations. The event-driven sleeve of the Litman Gregory Masters Alternative Strategies Fund returned 3.66% for the year-to-date period (net of fees), with all three sub-strategies (merger arbitrage, equity special situations, and credit opportunities) contributing to returns. The portfolio’s top performing sector was consumer discretionary, aided by a number of successful equity special situations and merger arbitrage investments (including a competitive bidding situation). To the downside, health care (the portfolio’s only sector that experienced a loss) detracted slightly from returns for the period, with a terminated merger arbitrage transaction largely offsetting gains in other investments.

The portfolio’s top contributor for the period was our equity special situations investment in Yahoo!. Our team first began their investment in Yahoo! in late 2014, when activists pressured the company to pursue a tax-free spin-off of its holdings in Alibaba. After announcing the move in early 2015, the spin-off hit a speed bump in mid-2015 when the IRS began scrutinizing the transaction as a tax avoidance scheme. By late 2015, the company announced they would abandon the spin-off after numerous shareholders expressed concern that the IRS scrutiny could lead to a significant tax burden for shareholders. Despite the ensuing volatility in Yahoo!’s shares after the announcement, our team felt that the stock remained significantly undervalued relative to its holdings in Alibaba, Yahoo! Japan, and its core business. In our analysis, a number of alternative structures could unlock this value without IRS scrutiny. Our thesis eventually came to fruition when the company announced in early 2016 it would run a strategic alternatives process to sell the core business. Since then, we have begun to unwind a portion of our position in Yahoo! in anticipation of the sale process coming to a conclusion.

Other top contributors included Charter Communications’ $87 billion acquisition of Time Warner Cable, which successfully closed in May, and Marriott International’s takeover of Starwood Hotels & Resorts Worldwide. Marriott’s proposed $15 billion acquisition of Starwood was disrupted when Anbang Insurance Group of China entered with a topping bid, leading to a protracted bidding war between the two companies, until Anbang walked away in late March. We initiated a position in the deal early, and benefited from the multiple topping bids. We are still holding the position in anticipation of a Q3 close.

In contrast, the top detractor in the portfolio was Pfizer’s abandoned $160 billion bid for Allergan, which was structured as a tax inversion. The spread on this transaction widened over the course of Q1 as increasing regulator pressure over tax inversion strategies shook investor confidence. Ultimately, Pfizer walked away from the deal in early April as a result of new Treasury regulations. We had sized and hedged our position in the deal in anticipation of potential inversion-related difficulties, and as such were able to mitigate the impact of this deal break on the portfolio.

Other detractors in the first half of the year included our equity special situations investment in DISH Network, and our position in the planned tie-up of Abbott Laboratories and Alere. We first established a position in DISH in August 2014 on the belief that DISH held significant value within its vast portfolio of spectrum assets (which we believed were undervalued by the market) that could be monetized in a variety of scenarios. We continue to hold that belief, but decided in Q1 2016 to temporarily exit the position due to potential headwinds related to the upcoming FCC broadcast incentive auction. Once the FCC incentive auction is completed later this year, we intend to re-evaluate the DISH opportunity. In February 2016, Alere agreed to be acquired by Abbott Laboratories in a deal worth $8 billion. The following month, however, it was revealed that Alere was the subject of a US regulatory probe into potential violations of the US Foreign Corrupt Practices Act. Amidst shades of buyer’s remorse, the spread continued to widen, and we eventually exited the position as we felt the transaction was unlikely to complete.

As of June 30, 68% of the portfolio was allocated to merger arbitrage, 11% to equity special situations, and 20% to credit opportunities. In both our equity special situations and credit opportunities sleeves, we are focusing on shorter duration investments predicated on more definitive catalysts, and we are looking to maintain more balanced portfolios that include both long and short alpha investments. This portfolio construction approach served us well in the first half of the year, and it reflects our continued expectations for additional bouts of volatility throughout 2016.

While markets have once again embraced the efforts of supportive central banks, our largest concern continues to be that this support is the result of deep worries of a deflationary trap and anemic growth. Central banks continue to subsidize risky assets while investors ignore underlying causes. We also find it curious that as recently as this year’s first quarter, investors had begun to question the continued efficacy of zero and negative interest rate policies—the results of which may resurface again. While market participants and economists will continue to debate these issues, we will continue to seek investments that we believe to be more correlated to the outcomes of specific catalysts rather than to market direction. We would be the first to admit that the current environment, with both equity and credit market indices hitting new highs, is perplexing. There is no precedent for what we are witnessing today, and as such, we’ll remain cautious and opportunistic during the remainder of the year.

44	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	20%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	25%	Absolute-Return Fixed-Income
John Burbank III	Passport Capital, LLC	10%	Long-Short Equity
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	20%	Arbitrage and Event Driven

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to June 30, 2016 compared with the Barclays Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary	45

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS: 38.8%

Consumer Discretionary: 4.9%
338,578	Amazon.com, Inc.*(a)	$5,617,617
64,983	Cabela’s, Inc.*	3,253,049
21,196	Charter Communications, Inc. - Class A*	4,846,253
31,129	Comcast Corp. - Class A	2,029,300
31,504	Dollar Tree, Inc.*(a)	2,968,937
90,294	DreamWorks Animation SKG, Inc. - Class A*	3,690,316
5,356	General Motors Co.	151,575
699,620	Genting Malaysia Bhd	772,246
9,311	Hilton Worldwide Holdings, Inc.	209,777
1,772	Johnson Controls, Inc.	78,429
110,515	Krispy Kreme Doughnuts, Inc.*	2,316,394
2,183	McDonald’s Corp.	262,702
46,546	Naspers Ltd. - Class N	7,054,468
25,852	Netflix, Inc.*	2,364,941
51,490	Nexstar Broadcasting Group, Inc. - Class A	2,449,894
105,771	Office Depot, Inc.*	350,102
138,320	Regis Corp.*	1,722,084
37,954	Skullcandy, Inc.*	233,038
223,130	Starwood Hotels & Resorts Worldwide, Inc.(a)	16,500,463
138,007	Tumi Holdings, Inc.*(a)	3,690,307
745	Whirlpool Corp.	124,147
41,557	WLRH Founders Shares(b)	163,174
17	WLRS Fund I LLC(b)	115,086
160,390	WPP Plc	3,296,268

		64,260,567

Consumer Staples: 2.4%
3,200	Altria Group, Inc.	220,672
43,602	British American Tobacco Plc	2,796,240
10,562	Coca-Cola Co. (The)	478,775
19,384	Constellation Brands, Inc. - Class A(a)	3,206,114
12,734	Costco Wholesale Corp.(a)	1,999,747
1,954	CVS Health Corp.	187,076
8,490	Henkel AG & Co. KGaA	907,877
33,161	Kraft Heinz Co. (The)(a)	2,934,085
5,748	Kroger Co. (The)	211,469
113,760	Lenta Ltd.*(c)	819,072
2,145	Mead Johnson Nutrition Co.	194,659
40,104	Molson Coors Brewing Co. - Class B(a)	4,055,718
62,579	Mondelez International, Inc. - Class A(a)	2,847,970
50,439	Nomad Foods Ltd.*	402,503
4,344	PepsiCo, Inc.	460,203
2,401	Philip Morris International, Inc.	244,230
5,318	Reynolds American, Inc.	286,800
130,094	SABMiller Plc	7,528,219
404,307	Safeway Casa Ley CVR(b)	162,087
404,307	Safeway PDC LLC CVR(b)	9,420
31,080	Unilever N.V.	1,437,899

		31,390,835

Energy: 1.8%
3,573	Chevron Corp.	374,558
25,710	Concho Resources, Inc.*(a)	3,066,432
19,300	CONSOL Energy, Inc.	310,537
27,151	EQT Corp.	2,102,302
8,475	Exxon Mobil Corp.	794,447
148,200	Gazprom PAO - ADR	641,706

Shares		Value
Energy (continued)
4,745	Golar LNG Ltd.	$73,548
84,343	Halliburton Co.	3,819,894
27,935	Hess Corp.	1,678,893
7,064	Kinder Morgan, Inc.	132,238
15,600	Lukoil PJSC - ADR	650,988
10,544	Marathon Oil Corp.	158,265
5,580	Occidental Petroleum Corp.	421,625
22,072	OGX Petroleo e Gas S.A. - ADR*	8,034
63,200	Rosneft OAO - GDR	323,584
18,160	Schlumberger Ltd.(a)	1,436,093
433,800	Surgutneftegas OAO - (Preference Shares)	259,838
157,720	TransCanada Corp.	7,072,570
1,131	Valero Energy Corp.	57,681

		23,383,233

Financials: 5.4%
1,819	Alleghany Corp.*	999,686
168,390	Ally Financial, Inc.*	2,874,417
77,774	American Express Co.	4,725,548
150,690	American International Group, Inc.(a)	7,969,994
79,720	Aon Plc(a)	8,707,816
431,060	Bank of America Corp.	5,720,166
5,776	BB&T Corp.	205,683
1,292	Chubb Ltd.	168,877
193,486	CIT Group, Inc.	6,174,138
177,870	Citigroup, Inc.	7,539,909
254,861	Countrywide Plc	828,868
382,157	FirstMerit Corp.(a)	7,746,323
45,530	Groupe Bruxelles Lambert S.A.	3,692,142
9,212	JPMorgan Chase & Co.	572,434
56,388	Legg Mason, Inc.	1,662,882
309,851	Leucadia National Corp.	5,369,718
67,240	LPL Financial Holdings, Inc.	1,514,917
4,223	MetLife, Inc.	168,202
28,115	National Retail Properties, Inc.(a)	1,454,108
42,692	Parkway Properties, Inc.	714,237
2,745	PNC Financial Services Group, Inc. (The)	223,416
4,709	Public Storage(a)	1,203,573
4,839	US Bancorp	195,157
12,259	Wells Fargo & Co.	580,219

		71,012,430

Health Care: 2.8%
4,425	AbbVie, Inc.	273,952
89,770	Affymetrix, Inc.*	1,256,780
16,872	Allergan Plc*	3,898,950
4,818	Bristol-Myers Squibb Co.	354,364
64,592	Celator Pharmaceuticals, Inc.*	1,949,386
210,004	Chelsea Therapeutics International(b)	6,111
3,145	Eli Lilly & Co.	247,669
160,763	ExamWorks Group, Inc.*	5,602,590
30,459	Gilead Sciences, Inc.*	2,540,890
6,040	Johnson & Johnson	732,652
95,076	LDR Holding Corp.*	3,513,058
48,706	Meda AB - Class A	873,730
7,384	Medivation, Inc.*	445,255
154,200	Pfizer, Inc.(a)	5,429,382
74,081	St Jude Medical, Inc.	5,778,318
22,500	Thermo Fisher Scientific, Inc.(a)	3,324,600
245,666	Trius Therapeudics, Inc.*(b)	11,571
170,640	XenoPort, Inc.*	1,201,306

		37,440,564

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS (CONTINUED)

Industrials: 3.5%
2,325	Caterpillar, Inc.	$176,258
7,527	CSX Corp.	196,304
20,219	Danaher Corp.	2,042,119
40,069	Esterline Technologies Corp.*	2,485,881
338,308	General Electric Co.(a)	10,649,936
41,580	Jardine Strategic Holdings Ltd.	1,254,884
11,141	Lockheed Martin Corp.	2,764,862
603,240	Meggitt Plc	3,242,371
302,344	Nexeo Solutions, Inc.*(b)	2,715,049
9,352	Northrop Grumman Corp.	2,078,763
1,293	Roper Technologies, Inc.	220,534
135,140	Rush Enterprises, Inc. - Class A*	2,912,267
25,556	Saft Groupe S.A.	1,030,840
17,500	Sound Holding FP Luxemburg*(b)	473,954
5,647	Southwest Airlines Co.	221,419
95,717	Tyco International Plc	4,077,544
89,818	United Technologies Corp.	9,210,836

		45,753,821

Information Technology: 11.6%
3,766	Accenture Plc - Class A	426,650
1,891	Alphabet, Inc. - Class A*	1,330,375
1,896	Alphabet, Inc. - Class C*	1,312,222
52,170	Analog Devices, Inc.	2,954,909
2,297	Apple, Inc.	219,593
5,060	Baidu, Inc. - ADR*	835,659
8,066	CA, Inc.	264,807
44,830	Canon, Inc. - ADR	1,282,586
17,639	CGI Group, Inc. - Class A*	753,362
342,601	Cisco Systems, Inc.(a)	9,829,223
7,127	Cognizant Technology Solutions Corp. - Class A*	407,950
218,813	Cvent, Inc.*(a)	7,816,000
17,568	Cypress Semiconductor Corp.	185,342
89,548	Demandware, Inc.*	6,707,145
29,887	Electronics For Imaging, Inc.*	1,286,337
118,000	EMC Corp.	3,206,060
1,808	F5 Networks, Inc.*	205,823
33,479	Facebook, Inc. - Class A*(a)	3,825,980
31,006	FEI Co.	3,313,921
106,538	Flextronics International Ltd.*	1,257,148
13,876	Genpact Ltd.*	372,432
241,327	Hewlett Packard Enterprise Co.	4,409,044
7,827	Infoblox, Inc.*	146,835
17,508	Intel Corp.	574,262
1,747	International Business Machines Corp.	265,160
63,572	KLA-Tencor Corp.(a)	4,656,649
33,028	LinkedIn Corp. - Class A*	6,250,549
2,958	LogMeIn, Inc.*	187,626
135,753	Marketo, Inc.*	4,726,919
284,967	Microsoft Corp.(a)	14,581,761
20,572	Mitel Networks Corp.*	129,398
342,071	Oracle Corp.(a)	14,000,966
10,163	Palo Alto Networks, Inc.*	1,246,390
147,855	Polycom, Inc.*	1,663,369
281,805	Premier Farnell Plc	614,791
269,320	Qlik Technologies, Inc.*(a)	7,966,486
56,971	QUALCOMM, Inc.	3,051,936
105,482	Rofin-Sinar Technologies, Inc.*	3,369,095

Shares		Value
Information Technology (continued)
96,103	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	$2,520,782
84,680	TE Connectivity Ltd.	4,836,075
237,810	Tencent Holdings Ltd.	5,403,310
647,708	TiVo, Inc.*	6,412,309
3,475	Visa, Inc. - Class A	257,741
12,332	VMware, Inc. - Class A*	705,637
124,952	Xura, Inc.*	3,052,577
351,126	Yahoo!, Inc.*(a)	13,188,293

		152,011,484

Materials: 2.6%
744,140	Alcoa, Inc.	6,898,178
78,690	AngloGold Ashanti Ltd. - ADR*	1,421,141
93,360	Axiall Corp.	3,044,470
20,336	Ball Corp.	1,470,070
195,712	CF Industries Holdings, Inc.(a)	4,716,659
1,818	EI du Pont de Nemours & Co.	117,806
14,099	Ferro Corp.*	188,645
59,831	Freeport-McMoRan, Inc.	666,517
1,848	International Paper Co.	78,318
60,700	MMC Norilsk Nickel PJSC - ADR	811,559
1,530	Monsanto Co.	158,217
1,597	Nucor Corp.	78,908
138,940	Owens-Illinois, Inc.*	2,502,310
1,641	PPG Industries, Inc.	170,910
123,575	Silver Wheaton Corp.	2,907,720
26,604	Syngenta AG - ADR	2,042,921
62,958	Valspar Corp. (The)(a)	6,801,353

		34,075,702

Telecommunication Services: 0.4%
3,130	CenturyLink, Inc.	90,801
174,431	China Mobile Ltd.	1,995,122
47,179	Leap Wireless International, Inc.*(b)	146,255
47,116	SoftBank Group Corp.	2,653,641
16,882	Verizon Communications, Inc.	942,691

		5,828,510

Utilities: 3.4%
209,720	AGL Resources, Inc.(a)	13,835,228
3,264	Exelon Corp.	118,679
229,007	ITC Holdings Corp.(a)	10,722,108
4,938	NextEra Energy, Inc.	643,915
6,743	PG&E Corp.	431,013
117,713	Piedmont Natural Gas Co., Inc.	7,076,906
65,909	Sempra Energy(a)	7,514,944
66,336	Talen Energy Corp.*	898,853
72,269	Westar Energy, Inc.(a)	4,053,568

		45,295,214

TOTAL COMMON STOCKS (Cost $488,743,860)		510,452,360

RIGHTS/WARRANTS: 0.1%
377,829	Alinma Bank*	1,315,572

TOTAL RIGHTS/WARRANTS (Cost $1,327,825)		1,315,572

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Shares		Value
PREFERRED STOCKS: 0.2%
Consumer Discretionary: 0.1%
	RONA, Inc.
44,075	3.324%(d)	$698,124

Consumer Staples: 0.0%
	Bunge Ltd.
4,385	4.875%	405,656

Health Care: 0.0%
	Allergan Plc
146	5.500%	121,709

Industrials: 0.1%
	Element Communication Aviation
170	0.00%(b)	1,648,862

TOTAL PREFERRED STOCKS (Cost $2,865,829)		2,874,351

EXCHANGE-TRADED FUNDS: 0.3%
16,653	Consumer Staples Select Sector SPDR Fund	918,413
25,468	Industrial Select Sector SPDR Fund	1,425,189
29,921	SPDR S&P Homebuilders ETF	1,003,551
13,623	Technology Select Sector SPDR Fund	590,693

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,823,166)		3,937,846

Principal Amount^
ASSET-BACKED SECURITIES: 5.3%
	AIM Aviation Finance Ltd.
$1,041,381	Series 2015-1A-B1 5.072%, 02/15/2040(c)(e)	988,677
	Ally Auto Receivables Trust
605,000	Series 2016-3-A3 1.440%, 08/17/2020	607,983
	American Homes 4 Rent
300,000	Series 2014-SFR1-E 2.946%, 06/17/2031(c)(f)	287,818
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	939,402
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	652,083
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	873,252
	AmeriCredit Automobile Receivables
162,000	Series 2015-4-D 3.720%, 12/08/2021	167,768
	APIDOS CLO XIX
1,000,000	Series 2014-19A-D 4.383%, 10/17/2026(c)(f)	948,170
	BA Credit Card Trust
280,000	Series 2016-A1-A 0.835%, 10/15/2021(f)	280,000
	Babson CLO Ltd. 2014-III
1,000,000	Series 2014-3A-D2 5.028%, 01/15/2026(c)(f)	963,777
1,000,000	Series 2014-3A-E2 7.128%, 01/15/2026(c)(f)	822,374

Principal Amount^		Value
	CAM Mortgage LLC
$364,414	Series 2015-1-A 3.500%, 07/15/2064(c)(e)	$365,464
	CAM Mortgage Trust
298,511	Series 2016-1-A 4.000%, 01/15/2056(c)(e)	298,562
545,000	Series 2016-1-M 5.000%, 01/15/2056(c)(d)	533,273
	Capital One Multi-Asset Execution Trust
1,695,000	Series 2016-A1-A1 0.900%, 02/15/2022(f)	1,698,957
	Chase Issuance Trust
1,705,000	Series 2016-A1-A 0.852%, 05/17/2021(f)	1,706,643
880,000	Series 2016-A2-A 1.370%, 06/15/2021	885,150
	CIM RR
10,000,000	12.174%, 02/25/2056	8,256,000
	Collateralized Mortgage
10,000,000	12.213%, 02/25/2056	8,254,000
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(c)	466,821
230,000	Series 2016-1-C 4.638%, 06/15/2048(c)(e)	232,334
	Colony American Homes
610,000	Series 2014-1A-C 2.296%, 05/17/2031(c)(f)	600,510
675,000	Series 2014-2A-E 3.650%, 07/17/2031(c)(f)	641,617
	CPS Auto Receivables Trust
845,000	Series 2016-B-E 8.140%, 05/15/2023(c)	850,046
	Cronos Containers Program I Ltd.
502,685	Series 2014-2A-A 3.270%, 11/18/2029(c)	481,841
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(e)	518,541
	DT Auto Owner Trust
175,000	Series 2014-3A-D 4.470%, 11/15/2021(c)	177,569
930,000	Series 2016-1A-D 4.660%, 12/15/2022(c)	938,431
830,000	Series 2016-2A-D 5.430%, 11/15/2022(c)	855,667
	Flagship Credit Auto Trust
500,000	Series 2015-2-D 5.980%, 08/15/2022(c)	483,263
970,000	Series 2015-3-D 7.120%, 11/15/2022(c)	979,920
	Ford Credit Auto Owner Trust
560,000	Series 2015-B-A3 1.160%, 11/15/2019	561,185
	GE Account Receivable Funding LLC
1,500,000	6.989%, 08/24/2017(b)	1,500,000
	Global Container Assets 2014 Holdings Ltd.
661,758	Series 2014-1-C 6.000%, 01/05/2030(c)(b)	509,553
258,980	Series 2014-1-D 7.500%, 01/05/2030(c)(b)	160,568
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(c)(b)	165,900

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Global Container Assets Ltd.
$258,041	Series 2015-1A-B 4.500%, 02/05/2030(c)(b)	$249,523
	GSAA Home Equity Trust
827,661	Series 2006-10-AF5 6.448%, 06/25/2036(e)	423,151
	Honda Auto Receivables Owner Trust
730,000	Series 2015-3-A3 1.270%, 04/18/2019	733,253
605,000	Series 2016-2-A3 1.390%, 04/15/2020	609,685
	Invitation Homes Trust
275,000	Series 2014-SFR1-B 1.946%, 06/17/2031(c)(f)	271,098
180,000	Series 2015-SFR1-E 4.646%, 03/17/2032(c)(f)	181,211
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 5.132%, 11/25/2036(e)	940,800
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(e)	1,634,599
1,715,201	Series 2006-8-3A3 4.832%, 06/25/2036(e)	1,597,287
	Madison Park Funding XIV Ltd.
500,000	Series 2014-14A-D 4.234%, 07/20/2026(c)(f)	473,416
	NYMT Residential
288,989	Series 2016-RP1A-A 4.000%, 03/25/2021(c)(e)	290,417
	Oak Hill Advisors Residential Loan Trust
337,126	Series 2015-NPL2-A1 3.721%, 07/25/2055(c)(e)	336,297
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 4.276%, 11/14/2026(c)(f)	932,464
1,000,000	Series 2014-1A-D 7.226%, 11/14/2026(c)(f)	885,521
	Octagon Investment Partners XXII Ltd.
500,000	Series 2014-1A-D2 5.215%, 11/25/2025(c)(f)	480,707
500,000	Series 2014-1A-E2 7.385%, 11/25/2025(c)(f)	434,295
	OneMain Financial Issuance Trust
396,197	Series 2014-1A-A 2.430%, 06/18/2024(c)	396,697
255,000	Series 2014-2A-A 2.470%, 09/18/2024(c)	255,872
265,000	Series 2014-2A-B 3.020%, 09/18/2024(c)	264,015
1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(c)	1,109,675
450,000	Series 2015-1A-A 3.190%, 03/18/2026(c)	455,197
675,000	Series 2015-3A-B 4.160%, 11/20/2028(c)	653,346
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(c)	969,980

Principal Amount^		Value
	Park Place Securities, Inc.
$8,000,000	Series 2005-WHQ1-M5 1.578%, 03/25/2035(f)	$6,833,125
	RCO Depositor II LLC
583,831	Series 2015-2A-A 4.500%, 11/25/2045(c)(d)	586,140
	RCO Mortgage LLC
800,000	Series 2015-2A-M 5.000%, 11/25/2045(c)(d)	771,589
	Residential Asset Mortgage Products, Inc.
10,947	Series 2006-RS5-A3 0.623%, 09/25/2036(f)	10,936
	Residential Asset Securities Corp. Trust
99,687	Series 2006-EMX2-A2 0.653%, 02/25/2036(f)	99,453
	Rise Ltd.
427,083	Series 2014-1-A 4.750%, 02/15/2039(b)(d)	420,677
	Santander Drive Auto Receivables Trust
1,580,000	Series 2016-1-C 3.090%, 04/15/2022	1,619,436
	Shenton Aircraft Investment I Ltd.
757,365	Series 2015-1A-A 4.750%, 10/15/2042(c)	743,756
	Sierra Timeshare Receivables Funding LLC
22,219	Series 2012-1A-A 2.840%, 11/20/2028(c)	22,279
96,012	Series 2013-1A-A 1.590%, 11/20/2029(c)	95,289
236,249	Series 2013-3A-A 2.200%, 10/20/2030(c)	236,409
	SoFi Professional Loan Program LLC
65,688	Series 2014-B-A1 1.703%, 08/25/2032(c)(f)	65,745
790,000	Series 2016-A-B 3.570%, 01/26/2038(c)	792,490
	Springleaf Funding Trust
215,818	Series 2014-AA-A 2.410%, 12/15/2022(c)	215,974
	Sunset Mortgage Loan Co. LLC
540,766	Series 2015-NPL1-A 4.459%, 09/18/2045(c)(e)	544,263
	TAL Advantage V LLC
370,833	Series 2013-2A-A 3.550%, 11/20/2038(c)	361,964
	Terwin Mortgage Trust
1,648,786	Series 2006-3-2A2 0.663%, 04/25/2037(c)(f)	1,422,448
	VOLT XXXI LLC
242,534	Series 2015-NPL2-A1 3.375%, 02/25/2055(c)(e)	240,750

TOTAL ASSET-BACKED SECURITIES (Cost $70,138,989)		69,314,348

BANK LOANS: 0.8%
	Aptean, Inc.
449,650	5.250%, 02/26/2020	444,591
	Bennu Oil & Gas LLC
27,534	9.750%, 11/01/2018	551

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Continental Building Products LLC
$384,876	4.000%, 08/28/2020	$384,074
	Energy Transfer Equity, L.P.
207,045	3.250%, 12/02/2019	200,612
242,848	4.000%, 12/02/2019	237,118
	Gates Global, Inc.
276,937	4.250%, 07/06/2021	263,436
	Hyperion Insurance Group Ltd.
276,500	5.500%, 04/29/2022	262,675
	Integra Telecom, Inc.
671,500	5.250%, 08/14/2020	657,022
	MicrosemiCorp.
539,365	0.000%, 01/15/2023(g)	539,141
	Onsite US Finco LLC
983,495	5.500%, 07/30/2021	717,952
	OSG Bulk Ships, Inc.
79,325	5.250%, 08/05/2019	76,846
	Pinnacle Operating Corp.
120,333	4.750%, 11/15/2018	114,316
	Ply Gem Industries, Inc.
248,072	4.000%, 02/01/2021	246,366
	Power Buyer LLC
549,858	4.250%, 05/06/2020	547,796
	Presidio, Inc.
1,231,905	5.250%, 02/02/2022	1,214,659
	Southcross Energy Partners, L.P.
172,362	5.250%, 08/04/2021	149,093
	SRAM LLC
247,016	4.000%, 04/10/2020	218,609
	Talbots, Inc. (The)
304,013	5.500%, 03/19/2020	296,286
	US Foods, Inc.
830,000	0.000%, 06/13/2023(g)	828,012
	USAGM HoldCo LLC
631,825	4.750%, 07/28/2022	611,291
	Walter Investment Management Corp.
500,000	0.000%, 12/19/2020(g)	402,293
	Western DigitalCorp.
1,460,000	6.250%, 04/29/2023	1,467,986
	WEX Inc.
346,508	0.000%, 07/01/2023(g)	344,703

TOTAL BANK LOANS (Cost $10,562,009)		10,225,428

CONVERTIBLE BONDS: 1.0%

Communications: 0.1%
	CalAmp Corp.
20,000	1.625%, 05/15/2020	18,650
	Ciena Corp.
185,000	3.750%, 10/15/2018(c)	216,797
	LinkedIn Corp.
215,000	0.500%, 11/01/2019	213,253
	Viavi Solutions, Inc.
90,000	0.625%, 08/15/2033	88,144

		536,844

Principal Amount^		Value
Consumer, Cyclical: 0.1%
	CalAtlantic Group, Inc.
$880,000	0.250%, 06/01/2019	$818,950
	Iconix Brand Group, Inc.
285,000	1.500%, 03/15/2018	231,919
	KB Home
165,000	1.375%, 02/01/2019	158,400
	Navistar International Corp.
302,000	4.500%, 10/15/2018	204,039
442,000	4.750%, 04/15/2019	261,056

		1,674,364

Consumer, Non-cyclical: 0.1%
	BioMarin Pharmaceutical, Inc.
555,000	1.500%, 10/15/2020	644,494
	Brookdale Senior Living, Inc.
335,000	2.750%, 06/15/2018	328,509
	Intercept Pharmas
335,000	3.250%, 07/01/2023	335,000
	Nevro Corp.
215,000	1.750%, 06/01/2021	226,691

		1,534,694

Diversified: 0.0%
	RWT Holdings, Inc.
130,000	5.625%, 11/15/2019	127,887

Energy: 0.3%
	Chesapeake Energy Corp.
1,433,000	2.500%, 05/15/2037	1,336,273
	Whiting Petroleum Corp.
3,395,000	Series 2 1.250%, 06/05/2020	3,030,037

		4,366,310

Financial: 0.1%
	Redwood Trust, Inc.
325,000	4.625%, 04/15/2018	322,766
	Walter Investment Management Corp.
340,000	4.500%, 11/01/2019	136,000

		458,766

Industrial: 0.1%
	Hornbeck Offshore Services, Inc.
2,500,000	1.500%, 09/01/2019	1,459,375

Technology: 0.1%
	Brocade Communications Systems, Inc.
855,000	1.375%, 01/01/2020	843,243
	Cypress Semiconductor Corp.
260,000	4.500%, 01/15/2022(c)	279,175
	Micron Technology, Inc.
305,000	Series G 3.000%, 11/15/2043	234,469

		1,356,887

Utilities: 0.1%
	Emera, Inc.
3,818,000 (CAD)	4.000%, 09/29/2025	1,454,336

TOTAL CONVERTIBLE BONDS (Cost $13,681,892)		12,969,463

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
CORPORATE BONDS: 20.0%
Basic Materials: 0.2%
	Albemarle Corp.
$457,000	4.150%, 12/01/2024	$479,360
	Glencore Finance Canada Ltd.
100,000	4.950%, 11/15/2021(c)	100,117
400,000	4.250%, 10/25/2022(c)	376,710
200,000	6.000%, 11/15/2041(c)	170,712
200,000	5.550%, 10/25/2042(c)	165,516
	Glencore Funding LLC
400,000	3.125%, 04/29/2019(c)	392,000
100,000	2.875%, 04/16/2020(c)	94,083
300,000	4.625%, 04/29/2024(c)	281,100
	Hercules, Inc.
180,000	6.500%, 06/30/2029	148,950
	Solvay Finance America LLC
500,000	4.450%, 12/03/2025(c)	536,244

		2,744,792

Communications: 2.4%
	Alcatel-Lucent USA, Inc.
665,000	6.500%, 01/15/2028	686,613
955,000	6.450%, 03/15/2029	1,000,363
	Blue Coat Holdings, Inc.
4,010,000	8.375%, 06/01/2023(c)	4,551,350
	Cablevision S.A.
375,000	6.500%, 06/15/2021(c)	383,438
	Clear Channel Worldwide Holdings, Inc.
3,630,000	Series B 7.625%, 03/15/2020	3,472,095
	Cox Communications, Inc.
400,000	4.700%, 12/15/2042(c)	356,593
765,000	4.500%, 06/30/2043(c)	669,556
	DISH DBS Corp.
1,760,000	5.875%, 11/15/2024	1,643,400
840,000	7.750%, 07/01/2026(c)	867,300
	Frontier Communications Corp.
3,510,000	11.000%, 09/15/2025	3,646,012
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	436,095
	LIN Television Corp.
1,691,000	6.375%, 01/15/2021	1,771,323
908,000	5.875%, 11/15/2022	917,080
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/29/2049(c)(h)	537,550
	Neptune Finco Corp.
4,867,000	10.875%, 10/15/2025(c)	5,575,733
	Oi S.A.
2,765,000 (BRL)	9.750%, 09/15/2016(c)(i)	138,755
	Sprint Communications, Inc.
3,815,000	6.000%, 12/01/2016	3,848,381
987,000	9.125%, 03/01/2017	1,020,824
	Time Warner Cable, Inc.
780,000	4.500%, 09/15/2042	729,236

		32,251,697

Principal Amount^		Value
Consumer, Cyclical: 1.7%
	Air Canada 2015-2 Class B Pass Through Trust
$2,020,000	5.000%, 12/15/2023(c)	$1,982,125
	DreamWorks Animation SKG, Inc.
4,524,000	6.875%, 08/15/2020(c)	4,792,612
	Foot Locker, Inc.
295,000	8.500%, 01/15/2022	350,313
	General Motors Financial Co., Inc.
745,000	3.700%, 05/09/2023	749,971
930,000	4.000%, 01/15/2025	942,631
	Interval Acquisition Corp.
885,000	5.625%, 04/15/2023	891,637
	Latam Airlines 2015-1 Pass Through Trust B
5,456,890	4.500%, 11/15/2023(c)	4,815,706
	Navistar International Corp.
2,300,000	8.250%, 11/01/2021	1,627,250
	Pinnacle Entertainment, Inc.
91,000	5.625%, 05/01/2024(c)	91,000
	TiVo, Inc.
4,874,000	2.000%, 10/01/2021	4,782,612
	Wyndham Worldwide Corp.
1,035,000	5.100%, 10/01/2025	1,126,662

		22,152,519

Consumer, Non-cyclical: 2.1%
	Aetna, Inc.
1,600,000	1.307%, 12/08/2017(f)	1,602,669
	BRF S.A.
1,200,000 (BRL)	7.750%, 05/22/2018(c)	343,977
	Cosan Luxembourg S.A.
1,830,000	7.000%, 01/20/2027(c)	1,826,889
	ExamWorks Group, Inc.
3,688,000	5.625%, 04/15/2023	4,098,290
	Express Scripts Holding Co.
1,305,000	4.500%, 02/25/2026	1,436,502
270,000	3.400%, 03/01/2027(j)	270,255
	Greatbatch Ltd.
1,110,000	9.125%, 11/01/2023(c)	1,108,612
	JBS Investments GmbH
200,000	7.250%, 04/03/2024(c)	206,940
	JBS USA LLC / JBS USA Finance, Inc.
40,000	7.250%, 06/01/2021(c)	41,600
600,000	5.750%, 06/15/2025(c)	567,000
	Marfrig Holdings Europe B.V.
820,000	8.000%, 06/08/2023(c)	839,988
	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
670,000	7.875%, 10/01/2022(c)	643,200
	Sun Products Corp. (The)
2,607,000	7.750%, 03/15/2021(c)	2,714,539
	Valeant Pharmaceuticals International, Inc.
400,000	5.625%, 12/01/2021(c)	332,000
1,755,000	5.500%, 03/01/2023(c)	1,418,259
6,830,000	5.875%, 05/15/2023(c)	5,549,375
	Verisk Analytics, Inc.
1,185,000	5.500%, 06/15/2045	1,223,031
	VRX Escrow Corp.
3,345,000 (EUR)	4.500%, 05/15/2023(c)	2,811,062

		27,034,188

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Diversified: 0.0%
	Alfa SAB de C.V.
$400,000	6.875%, 03/25/2044(c)	$415,000

Energy: 7.1%
	Anadarko Petroleum Corp.
1,320,000	4.500%, 07/15/2044	1,216,973
	Antero Resources Corp.
295,000	5.375%, 11/01/2021	289,837
1,275,000	5.125%, 12/01/2022	1,230,375
	Baytex Energy Corp.
65,000	5.125%, 06/01/2021(c)	54,763
1,825,000	5.625%, 06/01/2024(c)	1,478,250
	Bellatrix Exploration Ltd.
710,000	8.500%, 05/15/2020(c)	493,450
	Bonanza Creek Energy, Inc.
625,000	6.750%, 04/15/2021	259,375
1,830,000	5.750%, 02/01/2023	745,725
	California Resources Corp.
23,000	5.000%, 01/15/2020	12,190
427,000	5.500%, 09/15/2021	217,770
892,000	8.000%, 12/15/2022(c)	634,435
4,498,000	6.000%, 11/15/2024	2,215,265
	Canadian Natural Resources Ltd.
65,000	3.900%, 02/01/2025	64,488
	Chesapeake Energy Corp.
25,000	6.625%, 08/15/2020	17,688
105,000	6.125%, 02/15/2021	71,400
50,000	5.375%, 06/15/2021	32,500
1,290,000	4.875%, 04/15/2022	825,600
	Concho Resources, Inc.
520,000	5.500%, 10/01/2022	525,200
1,045,000	5.500%, 04/01/2023	1,052,837
	ConocoPhillips
795,000	6.500%, 02/01/2039	1,029,156
	ConocoPhillips Co.
770,000	4.950%, 03/15/2026	874,793
	CONSOL Energy, Inc.
200,000	8.250%, 04/01/2020	186,000
3,100,000	5.875%, 04/15/2022	2,720,250
1,300,000	8.000%, 04/01/2023	1,157,000
	Continental Resources, Inc.
3,940,000	5.000%, 09/15/2022	3,871,050
200,000	4.500%, 04/15/2023	187,500
1,765,000	3.800%, 06/01/2024	1,548,787
630,000	4.900%, 06/01/2044	522,900
	Devon Energy Corp.
960,000	5.850%, 12/15/2025	1,060,866
1,533,000	5.000%, 06/15/2045	1,435,371
	Diamond Offshore Drilling, Inc.
270,000	4.875%, 11/01/2043	192,985
	Eclipse Resources Corp.
1,525,000	8.875%, 07/15/2023	1,448,750
	Enable Midstream Partners L.P.
1,400,000	5.000%, 05/15/2044	1,112,097
	Encana Corp.
1,900,000	3.900%, 11/15/2021	1,847,281
	Energy Transfer Partners L.P.
95,000	5.150%, 03/15/2045	86,634
2,065,000	6.125%, 12/15/2045	2,148,612

Principal Amount^		Value
Energy (continued)
	Energy XXI Gulf Coast, Inc.
$650,000	11.000%, 03/15/2020(c)(i)	$263,250
	EnLink Midstream Partners L.P.
500,000	5.600%, 04/01/2044	417,109
855,000	5.050%, 04/01/2045	701,017
	Enterprise Products Operating LLC
135,000	3.700%, 02/15/2026	140,767
	Foresight Energy LLC / Foresight Energy Finance Corp.
4,680,000	7.875%, 08/15/2021(c)	3,252,600
	Halcon Resources Corp.
1,330,000	8.625%, 02/01/2020(c)	1,261,000
2,345,000	9.750%, 07/15/2020	537,884
	Kinder Morgan Energy Partners L.P.
285,000	3.450%, 02/15/2023	277,480
400,000	3.500%, 09/01/2023	391,358
450,000	5.625%, 09/01/2041	432,169
1,220,000	5.000%, 08/15/2042	1,154,268
570,000	4.700%, 11/01/2042	515,382
120,000	5.000%, 03/01/2043	114,023
	Marathon Oil Corp.
1,240,000	5.200%, 06/01/2045	1,083,224
	Matador Resources Co.
1,560,000	6.875%, 04/15/2023	1,599,000
	McDermott International, Inc.
8,500,000	8.000%, 05/01/2021(c)	7,352,500
	MEG Energy Corp.
310,000	6.500%, 03/15/2021(c)	241,800
900,000	6.375%, 01/30/2023(c)	670,500
1,505,000	7.000%, 03/31/2024(c)	1,166,375
	MPLX L.P.
200,000	4.500%, 07/15/2023(c)	194,134
120,000	4.000%, 02/15/2025	109,197
	MPLX L.P. Co.
3,390,000	4.875%, 12/01/2024(c)	3,308,023
	Noble Energy, Inc.
290,000	5.625%, 05/01/2021	302,408
1,025,000	5.050%, 11/15/2044	1,036,064
	Noble Holding International Ltd.
95,000	5.250%, 03/15/2042	54,388
1,530,000	7.950%, 04/01/2045	1,082,475
	Oasis Petroleum, Inc.
75,000	7.250%, 02/01/2019	72,187
1,720,000	6.875%, 03/15/2022	1,597,450
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(c)(b)(i)	16
600,000	8.375%, 04/01/2022(c)(b)(i)	12
	Pacific Exploration and Production Corp.
440,000	5.375%, 01/26/2019(c)	83,600
1,510,000	5.125%, 03/28/2023(c)	286,900
2,030,000	5.625%, 01/19/2025(c)	385,700
	Parsley Energy LLC / Parsley Finance Corp.
670,000	6.250%, 06/01/2024(c)	681,725
	Petrobras Global Finance B.V.
2,755,000	4.875%, 03/17/2020	2,589,700
3,400,000	5.375%, 01/27/2021	3,122,730
430,000	8.750%, 05/23/2026	433,225
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021(c)	216,434

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Energy (continued)
	Plains All American Pipeline L.P. / PAA Finance Corp.
$1,622,000	4.700%, 06/15/2044	$1,390,396
1,285,000	4.900%, 02/15/2045	1,152,883
	Regency Energy Partners L.P. / Regency Energy Finance Corp.
600,000	5.750%, 09/01/2020	630,380
	Rice Energy, Inc.
1,155,000	6.250%, 05/01/2022	1,152,112
	RSP Permian, Inc.
4,515,000	6.625%, 10/01/2022	4,673,025
	Sabine Pass Liquefaction LLC
1,860,000	5.625%, 03/01/2025	1,860,000
	SandRidge Energy, Inc.
975,000	8.750%, 06/01/2020(c)(i)	404,625
	SM Energy Co.
65,000	6.500%, 11/15/2021	61,262
850,000	6.125%, 11/15/2022	785,187
310,000	6.500%, 01/01/2023	289,850
680,000	5.000%, 01/15/2024	584,800
55,000	5.625%, 06/01/2025	47,575
	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp.
260,000	7.375%, 02/01/2020(c)	219,700
492,000	7.375%, 02/01/2020(c)	415,740
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
195,000	6.375%, 08/01/2022	196,462
120,000	5.250%, 05/01/2023	114,000
480,000	4.250%, 11/15/2023	433,200
2,470,000	6.750%, 03/15/2024(c)	2,544,100
	Ultra Petroleum Corp.
145,000	5.750%, 12/15/2018(c)(i)	98,237
430,000	6.125%, 10/01/2024(c)(i)	301,000
	Western Refining Logistics L.P. / WNRL Finance Corp.
480,000	7.500%, 02/15/2023	475,200
	Whiting Petroleum Corp.
1,160,000	6.500%, 10/01/2018	1,119,400
215,000	5.000%, 03/15/2019	198,875
	Williams Cos., Inc. (The)
2,060,000	5.750%, 06/24/2044	1,766,450
	Williams Partners L.P.
755,000	4.000%, 09/15/2025	693,807
1,945,000	5.100%, 09/15/2045	1,674,019
	YPF Sociedad Anoniima
780,000	31.354%, 07/07/2020	780,000

		94,058,512

Financial: 3.2%
	365 Bond
371,000	9.000%, 04/19/2017(b)	371,000
	450 Hayes
179,000	9.000%, 06/20/2017(b)	179,000
	Air Lease Corp.
450,000	3.750%, 02/01/2022	461,516
1,490,000	4.250%, 09/15/2024	1,516,075

Principal Amount^		Value
Financial (continued)
	Ally Financial, Inc.
$855,000	4.250%, 04/15/2021	$856,069
855,000	5.750%, 11/20/2025	860,344
	Ambac Assurance Corp.
5,656,765	5.100%, 06/07/2020(c)	6,378,003
	American International Group, Inc.
1,635,000	3.900%, 04/01/2026	1,688,255
	Assicurazioni Gene Residential Accredit Loans, Inc. SpA
500,000 (EUR)	7.750%, 12/12/2042(d)	640,365
	Bank of America Corp.
1,220,000	4.200%, 08/26/2024	1,263,305
1,165,000	3.950%, 04/21/2025	1,188,566
	Barclays Plc
200,000	5.200%, 05/12/2026	202,903
	Brixmor Operating Partnership L.P.
1,225,000	3.850%, 02/01/2025	1,234,064
605,000	4.125%, 06/15/2026	621,936
	Echo Brickell
215,116	10.000%, 10/19/2017(b)	215,116
	Healthcare Realty Trust, Inc.
475,000	3.875%, 05/01/2025	478,772
	Host Hotels & Resorts L.P.
245,000	5.250%, 03/15/2022	269,670
	HSBC Holdings Plc
1,210,000	4.300%, 03/08/2026	1,281,187
	Intesa Sanpaolo SpA
4,000,000	5.017%, 06/26/2024(c)	3,667,844
940,000	5.710%, 01/15/2026(c)	892,831
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
1,900,000	5.875%, 08/01/2021(c)	1,707,625
	Lloyds Banking Group Plc
200,000	4.650%, 03/24/2026	202,916
	Morgan Stanley
1,275,000	4.350%, 09/08/2026	1,336,544
	Muse Residences
641,730	11.750%, 08/04/2018(b)	641,730
	Old Republic International Corp.
1,910,000	4.875%, 10/01/2024	2,047,018
	Pacific City Retail
87,000	11.250%, 06/19/2017(b)	87,000
	Quicken Loans, Inc.
2,560,000	5.750%, 05/01/2025(c)	2,483,200
	Rialto Holdings LLC / Rialto Corp.
1,169,000	7.000%, 12/01/2018(c)	1,177,767
	Royal Bank of Scotland Group Plc
435,000	6.000%, 12/19/2023	443,337
300,000	5.125%, 05/28/2024	292,999
	Santander Holdings USA, Inc.
2,775,000	4.500%, 07/17/2025	2,855,630
	Santander Issuances SAU
200,000	5.179%, 11/19/2025	200,174
	Santander UK Group Holdings Plc
600,000	4.750%, 09/15/2025(c)	593,982
	SLS Hotel
352,168	9.500%, 11/20/2017(b)	352,168
	Societe Generale S.A.
2,600,000	7.875%, 12/29/2049(c)(d)(h)	2,394,436

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Financial (continued)
	Springleaf Finance Corp.
$287,000	5.750%, 09/15/2016	$288,575
	Walter Investment Management Corp.
1,300,000	7.875%, 12/15/2021	645,125

		42,017,047

Government: 0.2%
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(c)	2,006,038

Industrial: 1.4%
	Avnet, Inc.
340,000	4.625%, 04/15/2026	353,829
	Bombardier, Inc.
366,000	7.750%, 03/15/2020(c)	361,425
100,000	5.750%, 03/15/2022(c)	85,500
100,000	6.000%, 10/15/2022(c)	86,000
700,000	6.125%, 01/15/2023(c)	600,250
1,600,000	7.500%, 03/15/2025(c)	1,392,000
	Cemex SAB de C.V.
2,300,000	6.125%, 05/05/2025(c)	2,242,500
1,045,000	7.750%, 04/16/2026(c)	1,098,922
	Embraer Netherlands Finance B.V.
310,000	5.050%, 06/15/2025	307,489
	Embraer Overseas Ltd.
325,000	5.696%, 09/16/2023(c)	338,000
	Flextronics International Ltd.
490,000	4.750%, 06/15/2025	497,350
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	118,575
287,000	5.000%, 03/01/2021	171,483
	Keysight Technologies, Inc.
1,910,000	4.550%, 10/30/2024	1,949,506
	LSB Industries, Inc.
6,023,000	7.750%, 08/01/2019	6,023,000
	Meccanica Holdings USA, Inc.
1,031,000	6.250%, 01/15/2040(c)	969,140
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(c)(i)	282,796
	Owens Corning
315,000	4.200%, 12/01/2024	330,193
	Textron Financial Corp.
375,000	6.000%, 02/15/2067(c)(d)	229,688
	Zekelman Industries, Inc.
515,000	9.875%, 06/15/2023(c)	521,438

		17,959,084

Technology: 1.0%
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
390,000	5.875%, 06/15/2021(c)	398,058
210,000	7.125%, 06/15/2024(c)	219,593
4,020,000	6.020%, 06/15/2026(c)	4,198,492
	Micron Technology, Inc.
390,000	5.625%, 01/15/2026(c)	326,625
	Nuance Communications, Inc.
425,000	1.000%, 12/15/2035(c)	375,594

Principal Amount^		Value
Technology (continued)
	Open Text Corp.
$3,765,000	5.875%, 06/01/2026(c)	$3,783,825
	Western Digital Corp.
1,562,000	7.375%, 04/01/2023(c)	1,667,435
1,550,000	10.500%, 04/01/2024(c)	1,662,375

		12,631,997

Utilities: 0.7%
	AES Corp.
985,000	6.000%, 05/15/2026	1,007,162
	EDP Finance B.V.
805,000	4.125%, 01/15/2020(c)	833,949
	Enel SpA
2,400,000	8.750%, 09/24/2073(c)(d)	2,739,000
	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
3,444,263	11.750%, 03/01/2022(c)(i)	4,047,009
	NGL Energy Partners L.P. / NGL Energy Finance Corp.
920,000	5.125%, 07/15/2019	841,800
75,000	6.875%, 10/15/2021	66,188

		9,535,108

TOTAL CORPORATE BONDS (Cost $265,754,321)		262,805,982

GOVERNMENT SECURITIES & AGENCY ISSUE: 0.6%
	Argentine Republic Government International Bond
900,000	6.875%, 04/22/2021(c)	959,598
150,000	7.500%, 04/22/2026(c)	162,525
	Hellenic Republic Government Bond
75,000 (EUR)	3.000%, 02/24/2035(e)	51,208
75,000 (EUR)	3.000%, 02/24/2036(e)	51,092
165,000 (EUR)	3.000%, 02/24/2038(e)	109,725
540,000 (EUR)	3.000%, 02/24/2039(e)	356,686
380,000 (EUR)	3.000%, 02/24/2041(e)	253,807
	United States Treasury Note
6,000,000	1.625%, 11/15/2022	6,142,500

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $7,585,023)		8,087,141

LIMITED PARTNERSHIPS: 0.1%
1,300,000	U.S. Farming Realty Trust II, L.P.(b)	1,399,925

TOTAL LIMITED PARTNERSHIPS (Cost $1,280,036)		1,399,925

MORTGAGE-BACKED SECURITIES: 24.2%
	Adjustable Rate Mortgage Trust
109,424	Series 2004-4-3A1 2.919%, 03/25/2035(d)	105,866
3,000,000	Series 2005-2-6M2 1.426%, 06/25/2035(f)	2,751,909

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Adjustable Rate Mortgage Trust (continued)
$605,398	Series 2006-1-2A1 3.318%, 03/25/2036(d)	$443,333
	Ajax Mortgage Loan Trust
5,596,043	Series 2015-B-A 3.875%, 07/25/2060(c)(e)	5,553,452
	Alliance Bancorp Trust
1,217,682	Series 2007-OA1-A1 0.693%, 07/25/2037(f)	870,785
	American Home Mortgage Investment Trust
549,246	Series 2006-1-11A1 0.733%, 03/25/2046(f)	442,463
	Banc of America Alternative Loan Trust
134,878	Series 2003-10-1A1 5.500%, 12/25/2033	136,922
307,641	Series 2003-10-3A1 5.500%, 12/25/2033	311,355
137,625	Series 2003-8-1CB1 5.500%, 10/25/2033	140,636
214,069	Series 2005-6-CB7 5.250%, 07/25/2035	195,001
955,029	Series 2006-7-A4 5.998%, 10/25/2036(e)	602,667
	Banc of America Funding Corp.
196,344	Series 2004-B-4A2 2.804%, 11/20/2034(d)	183,164
79,484	Series 2005-5-1A1 5.500%, 09/25/2035	82,679
143,237	Series 2005-7-3A1 5.750%, 11/25/2035	147,302
316,987	Series 2006-6-1A2 6.250%, 08/25/2036	311,187
1,660,021	Series 2006-7-T2A3 5.695%, 10/25/2036(d)	1,377,090
638,577	Series 2006-A-4A1 2.912%, 02/20/2036(f)	530,990
862,712	Series 2006-B-7A1 3.195%, 03/20/2036(f)	773,791
1,445,963	Series 2010-R9-3A3 5.500%, 12/26/2035(c)	1,201,441
	Banc of America Funding Trust
6,332,787	Series 2007-1-TA4 6.090%, 01/25/2037(e)	5,373,905
162,134	Series 2007-4-5A1 5.500%, 11/25/2034	161,081
5,838,321	Series 2010-R5-1A3 6.000%, 10/26/2037(c)	5,094,074
	Banc of America Mortgage Trust
54,106	Series 2005-A-2A1 2.953%, 02/25/2035(f)	52,294
	BCAP LLC Trust
319,698	Series 2007-AA2-22A1 6.000%, 03/25/2022	315,992
988,508	Series 2010-RR12-1A7 2.511%, 06/26/2037(c)(d)	982,595
408,009	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(d)	357,065

Principal Amount^		Value
	BCAP LLC Trust (continued)
$3,777,964	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	$2,745,922
	Bear Stearns Adjustable Rate Mortgage Trust
535,573	Series 2004-6-2A1 2.960%, 09/25/2034(f)	491,352
375,809	Series 2005-12-11A1 2.817%, 02/25/2036(d)	291,960
	Bear Stearns Asset-Backed Securities I Trust
781,374	Series 2006-AC1-1A1 6.250%, 02/25/2036(e)	590,060
	BLCP Hotel Trust
300,000	Series 2014-CLRN-D 2.942%, 08/15/2029(c)(f)	289,830
300,000	Series 2014-CLRN-E 4.112%, 08/15/2029(c)(f)	287,764
	BXHTL Mortgage Trust
1,338,574	8.638%, 05/15/2018(b)	1,298,417
	Chase Mortgage Finance Trust
4,989,883	Series 2007-S2-1A9 6.000%, 03/25/2037	4,311,981
2,598,787	Series 2007-S3-1A15 6.000%, 05/25/2037	2,148,900
	ChaseFlex Trust
2,147,890	Series 2007-3-2A1 0.753%, 07/25/2037(f)	1,589,731
	CIM Trust
6,000,000	Series 2016-1RR-B2 0.000%, 08/26/2055(c)(d)	5,076,000
	Citicorp Mortgage Securities Trust
5,977,961	Series 2006-7-1A1 6.000%, 12/25/2036	5,446,009
	Citigroup Mortgage Loan Trust
5,968,538	Series 2011-12-1A2 3.073%, 04/25/2036(c)(d)	4,632,952
567,274	Series 2014-11-2A1 0.586%, 08/25/2036(c)(f)	498,936
	Citigroup Mortgage Loan Trust, Inc.
155,346	Series 2005-2-1A4 2.951%, 05/25/2035(d)	145,506
381,357	Series 2005-5-2A2 5.750%, 08/25/2035	293,009
6,152,402	Series 2005-5-3A2A 2.861%, 10/25/2035(d)	4,974,077
1,209,826	Series 2009-6-8A2 6.000%, 08/25/2022(c)(d)	1,210,636
	Citimortgage Alternative Loan Trust
280,138	Series 2006-A4-1A1 6.000%, 09/25/2036	249,151
539,458	Series 2006-A5-1A13 0.903%, 10/25/2036(f)	373,645
530,878	Series 2006-A5-1A2 6.097%, 10/25/2036(f)(k)	121,456
916,728	Series 2007-A4-1A13 5.750%, 04/25/2037	779,061
469,393	Series 2007-A4-1A6 5.750%, 04/25/2037	398,904
	CitiMortgage Alternative Loan Trust
4,295,346	Series 2007-A6-1A5 6.000%, 06/25/2037	3,702,614

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	COMM Mortgage Trust
$81,606	Series 2014-SAVA-A 1.593%, 06/15/2034(c)(f)	$81,613
150,000	Series 2014-SAVA-B 2.193%, 06/15/2034(c)(f)	146,832
300,000	Series 2014-SAVA-C 2.842%, 06/15/2034(c)(f)	296,459
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(c)	1,023,539
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	941,514
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(c)(b)	1,099,838
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(b)(d)	0
	Countrywide Alternative Loan Trust
108,616	Series 2003-20CB-2A1 5.750%, 10/25/2033	112,459
88,271	Series 2003-9T1-A7 5.500%, 07/25/2033	87,713
1,074,345	Series 2004-13CB-A4 0.000%, 07/25/2034(l)(m)	851,316
101,655	Series 2004-14T2-A11 5.500%, 08/25/2034	106,471
88,945	Series 2004-28CB-5A1 5.750%, 01/25/2035	89,891
102,597	Series 2004-J3-1A1 5.500%, 04/25/2034	104,590
73,841	Series 2005-14-2A1 0.663%, 05/25/2035(f)	57,835
214,577	Series 2005-J1-2A1 5.500%, 02/25/2025	219,366
3,719,814	Series 2006-13T1-A13 6.000%, 05/25/2036	2,831,317
708,336	Series 2006-31CB-A7 6.000%, 11/25/2036	542,248
6,256,881	Series 2006-36T2-2A1 6.250%, 12/25/2036	4,330,417
518,418	Series 2006-J1-2A1 7.000%, 02/25/2036	186,448
352,250	Series 2007-16CB-2A1 0.903%, 08/25/2037(f)	183,717
102,003	Series 2007-16CB-2A2 50.806%, 08/25/2037(f)	259,248
676,119	Series 2007-19-1A34 6.000%, 08/25/2037	552,728
1,858,410	Series 2007-20-A12 6.250%, 08/25/2047	1,475,972
590,168	Series 2007-22-2A16 6.500%, 09/25/2037	429,299
93,158	Series 2007-4CB-1A7 5.750%, 04/25/2037	78,856
5,360,000	Series 2007-HY2-1A 2.768%, 03/25/2047(d)	4,021,418
3,609,168	Series 2007-HY7C-A4 0.683%, 08/25/2037(f)	2,621,388
972,866	Series 2008-2R-2A1 6.000%, 08/25/2037	707,856
5,826,068	Series 2008-2R-4A1 6.250%, 08/25/2037	4,925,422

Principal Amount^		Value
	Countrywide Home Loan Mortgage Pass-Through Trust
$154,020	Series 2004-12-8A1 3.032%, 08/25/2034(f)	$133,858
18,974	Series 2004-HYB4-2A1 2.784%, 09/20/2034(d)	17,987
107,493	Series 2004-HYB8-4A1 3.124%, 01/20/2035(f)	103,023
119,647	Series 2005-11-4A1 0.723%, 04/25/2035(f)	95,087
162,989	Series 2005-21-A17 5.500%, 10/25/2035	145,851
1,109,905	Series 2005-23-A1 5.500%, 11/25/2035	1,015,674
782,422	Series 2005-HYB8-4A1 2.752%, 12/20/2035(d)	615,457
5,538,758	Series 2006-9-A1 6.000%, 05/25/2036	4,738,703
315,421	Series 2007-10-A5 6.000%, 07/25/2037	253,644
1,514,943	Series 2007-13-A5 6.000%, 08/25/2037	1,335,562
	Credit Suisse First Boston Mortgage Securities Corp.
102,232	Series 2003-AR26-7A1 2.773%, 11/25/2033(d)	98,767
68,477	Series 2003-AR28-4A1 2.833%, 12/25/2033(d)	67,381
264,742	Series 2004-AR4-3A1 2.984%, 05/25/2034(d)	249,386
3,286,792	Series 2005-10-10A3 6.000%, 11/25/2035	2,059,686
138,530	Series 2005-10-5A4 5.500%, 11/25/2035	125,882
2,057,777	Series 2005-11-7A1 6.000%, 12/25/2035	1,708,289
	Credit Suisse Mortgage-Backed Trust
1,331,826	Series 2006-6-1A10 6.000%, 07/25/2036	990,898
1,185,961	Series 2007-1-4A1 6.500%, 02/25/2022	769,796
136,933	Series 2007-2-2A5 5.000%, 03/25/2037	133,491
998,374	Series 2010-7R-4A17 6.000%, 04/26/2037(c)(d)	964,913
3,030,714	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	2,833,625
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
2,709	Series 2005-3-4A4 5.250%, 06/25/2035	2,632
113,845	Series 2005-5-1A4 5.500%, 11/25/2035(d)	111,147
	Deutsche Mortgage and Asset Receiving Corp.
4,103,847	Series 2014-RS1-1A2 8.079%, 07/27/2037(c)(d)	3,056,411
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
318,784	Series 2006-PR1-3A1 11.505%, 04/15/2036(c)(f)	359,736

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	DSLA Mortgage Loan Trust
$231,865	Series 2005-AR5-2A1A 0.778%, 09/19/2045(f)	$168,395
	Extended Stay America Trust
721,000	Series 2013-ESH7-D7 4.171%, 12/05/2031(c)(d)	726,645
	Federal Home Loan Mortgage Corp.
580,000	Series 2013-DN2-M2 4.703%, 11/25/2023(f)	581,694
250,000	Series 2014-DN2-M2 2.103%, 04/25/2024(f)	250,118
620,000	Series 2015-DNA1-M2 2.303%, 10/25/2027(f)	619,825
1,343,820	Series 3118-SD 6.258%, 02/15/2036(f)(k)	260,364
473,352	Series 3301-MS 5.658%, 04/15/2037(f)(k)	68,078
709,794	Series 3303-SE 5.638%, 04/15/2037(f)(k)	107,628
461,366	Series 3303-SG 5.658%, 04/15/2037(f)(k)	70,220
280,616	Series 3382-SB 5.558%, 11/15/2037(f)(k)	35,119
657,560	Series 3382-SW 5.858%, 11/15/2037(f)(k)	97,109
375,024	Series 3384-S 5.948%, 11/15/2037(f)(k)	49,665
423,473	Series 3384-SG 5.868%, 08/15/2036(f)(k)	63,817
3,897,727	Series 3404-SA 5.558%, 01/15/2038(f)(k)	755,884
417,748	Series 3417-SX 5.738%, 02/15/2038(f)(k)	60,804
261,215	Series 3423-GS 5.208%, 03/15/2038(f)(k)	29,456
2,580,120	Series 3423-TG 0.350%, 03/15/2038(f)(k)	19,036
5,926,927	Series 3435-S 5.538%, 04/15/2038(f)(k)	1,037,285
285,469	Series 3445-ES 5.558%, 05/15/2038(f)(k)	35,850
784,035	Series 3523-SM 5.558%, 04/15/2039(f)(k)	123,040
477,514	Series 3560-KS 5.958%, 11/15/2036(f)(k)	75,999
539,625	Series 3598-SA 5.908%, 11/15/2039(f)(k)	74,453
1,651,432	Series 3630-AI 1.931%, 03/15/2017(d)(k)	17,449
338,061	Series 3641-TB 4.500%, 03/15/2040	373,934
164,259	Series 3646-AI 4.500%, 06/15/2024(k)	1,704
1,643,643	Series 3728-SV 4.008%, 09/15/2040(f)(k)	178,269
538,214	Series 3758-S 5.588%, 11/15/2040(f)(k)	83,359
3,236,171	Series 3770-SP 6.058%, 11/15/2040(f)(k)	394,004

Principal Amount^		Value
	Federal Home Loan Mortgage Corp. (continued)
$630,953	Series 3815-ST 5.408%, 02/15/2041(f)(k)	$102,025
1,200,295	Series 3859-SI 6.158%, 05/15/2041(f)(k)	265,134
470,542	Series 3872-SL 5.508%, 06/15/2041(f)(k)	69,783
357,534	Series 3900-SB 5.528%, 07/15/2041(f)(k)	51,117
80,260	Series 3946-SM 13.374%, 10/15/2041(f)	86,157
1,760,589	Series 3957-DZ 3.500%, 11/15/2041	1,846,828
1,755,469	Series 3972-AZ 3.500%, 12/15/2041	1,820,314
7,154,780	Series 3984-DS 5.508%, 01/15/2042(f)(k)	1,202,102
5,299,106	Series 4223-AT 3.000%, 07/15/2043(f)	5,364,456
4,129,573	Series 4229-MS 6.926%, 07/15/2043(f)	4,314,466
5,723,192	Series 4239-OU 0.000%, 07/15/2043(l)(m)	4,830,719
6,382,137	Series 4291-MS 5.458%, 01/15/2054(f)(k)	1,114,767
6,422,683	Series 4302-GS 5.708%, 02/15/2044(f)(k)	1,338,540
8,222,733	Series 4314-MS 5.658%, 07/15/2043(f)(k)	1,036,676
8,878,702	Series 4407-PS 5.158%, 06/15/2044(f)(k)	1,392,041
	Federal National Mortgage Association
756,091	Series 2003-84-PZ 5.000%, 09/25/2033	848,719
131,194	Series 2005-104-SI 6.247%, 12/25/2033(f)(k)	4,100
2,527,277	Series 2005-42-SA 6.347%, 05/25/2035(f)(k)	396,996
4,487,151	Series 2006-92-LI 6.127%, 10/25/2036(f)(k)	1,066,464
1,144,401	Series 2007-39-AI 5.667%, 05/25/2037(f)(k)	209,422
374,662	Series 2007-57-SX 6.167%, 10/25/2036(f)(k)	59,258
261,720	Series 2007-68-SA 6.197%, 07/25/2037(f)(k)	40,328
149,884	Series 2008-1-CI 5.847%, 02/25/2038(f)(k)	19,589
3,901,238	Series 2008-33-SA 5.547%, 04/25/2038(f)(k)	711,037
234,559	Series 2008-56-SB 5.607%, 07/25/2038(f)(k)	34,891
7,638,965	Series 2009-110-SD 5.797%, 01/25/2040(f)(k)	1,404,684
219,044	Series 2009-111-SE 5.797%, 01/25/2040(f)(k)	28,649
766,962	Series 2009-86-CI 5.347%, 09/25/2036(f)(k)	102,069
371,796	Series 2009-87-SA 5.547%, 11/25/2049(f)(k)	54,064

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association (continued)
$301,952	Series 2009-90-IB 5.267%, 04/25/2037(f)(k)	$36,122
398,117	Series 2010-11-SC 4.347%, 02/25/2040(f)(k)	40,478
198,710	Series 2010-115-SD 6.147%, 11/25/2039(f)(k)	35,732
7,122,456	Series 2010-123-SK 5.597%, 11/25/2040(f)(k)	1,494,265
2,685,799	Series 2010-134-SE 6.197%, 12/25/2025(f)(k)	377,534
507,991	Series 2010-15-SL 4.497%, 03/25/2040(f)(k)	57,692
389,797	Series 2010-9-GS 4.297%, 02/25/2040(f)(k)	30,496
6,420	Series 2011-110-LS 9.187%, 11/25/2041(f)	9,271
724,445	Series 2011-111-VZ 4.000%, 11/25/2041	797,411
1,795,289	Series 2011-141-PZ 4.000%, 01/25/2042	1,877,061
397,643	Series 2011-5-PS 5.947%, 11/25/2040(f)(k)	42,699
1,467,707	Series 2011-63-AS 5.467%, 07/25/2041(f)(k)	256,585
246,763	Series 2011-63-ZE 4.000%, 08/25/2038	248,404
4,065,116	Series 2011-93-ES 6.047%, 09/25/2041(f)(k)	843,572
3,145,760	Series 2012-106-SA 5.707%, 10/25/2042(f)(k)	655,711
17,281	Series 2013-115-NS 10.791%, 11/25/2043(f)	17,452
2,585,460	Series 2013-15-SC 4.912%, 03/25/2033(f)	2,698,424
5,787,725	Series 2013-51-HS 4.856%, 04/25/2043(f)	5,614,617
7,677,506	Series 2013-53-ZC 3.000%, 06/25/2043	7,900,765
3,711,610	Series 2013-67-NS 5.320%, 07/25/2043(f)	3,613,825
5,470,257	Series 2013-74-HZ 3.000%, 07/25/2043	5,713,090
7,863,723	Series 2014-50-WS 5.747%, 08/25/2044(f)(k)	1,365,716
	First Horizon Alternative Mortgage Securities Trust
1,462,649	Series 2006-FA6-1A4 6.250%, 11/25/2036	1,124,205
531,040	Series 2007-FA4-1A7 6.000%, 08/25/2037	402,841
	First Horizon Asset Securities, Inc.
4,616,529	Series 2007-5-A1 6.250%, 11/25/2037	3,865,681
	First Horizon Mortgage Pass-Through Trust
419,156	Series 2006-1-1A10 6.000%, 05/25/2036	378,064

Principal Amount^		Value
	GMAC Mortgage Loan Trust
$479,195	Series 2005-AR4-3A1 3.406%, 07/19/2035(f)	$437,618
	Government National Mortgage Association
1,267,344	Series 2007-21-S 5.758%, 04/16/2037(f)(k)	265,332
479,921	Series 2008-69-SB 7.182%, 08/20/2038(f)(k)	100,578
564,126	Series 2009-104-SD 5.908%, 11/16/2039(f)(k)	112,158
164,417	Series 2010-98-IA 5.836%, 03/20/2039(d)(k)	16,225
1,197,242	Series 2011-45-GZ 4.500%, 03/20/2041	1,298,330
443,945	Series 2011-69-OC 0.000%, 05/20/2041(l)(m)	420,325
9,010,519	Series 2011-69-SC 4.932%, 05/20/2041(f)(k)	1,093,597
1,224,373	Series 2011-89-SA 5.002%, 06/20/2041(f)(k)	164,494
7,462,629	Series 2012-135-IO 0.688%, 01/16/2053(d)(k)	364,377
6,724,944	Series 2013-102-BS 5.702%, 03/20/2043(f)(k)	825,391
9,176,089	Series 2014-145-CS 5.158%, 05/16/2044(f)(k)	1,189,410
6,726,922	Series 2014-156-PS 5.802%, 10/20/2044(f)(k)	1,065,621
10,620,963	Series 2014-5-SA 5.102%, 01/20/2044(f)(k)	1,370,415
9,288,254	Series 2014-58-SG 5.158%, 04/16/2044(f)(k)	1,350,862
10,448,772	Series 2014-76-SA 5.152%, 01/20/2040(f)(k)	1,436,229
9,857,976	Series 2014-95-CS 5.808%, 06/16/2044(f)(k)	1,836,233
	GS Mortgage Securities Trust
1,775,000	Series 2007-GG10-AM 5.988%, 08/10/2045(d)	1,606,079
	GSR Mortgage Loan Trust
144,692	Series 2004-14-5A1 2.881%, 12/25/2034(f)	143,472
151,337	Series 2005-4F-6A1 6.500%, 02/25/2035	152,216
1,477,914	Series 2005-9F-2A1 6.000%, 01/25/2036	1,295,287
397,582	Series 2005-AR4-6A1 3.182%, 07/25/2035(f)	391,552
738,982	Series 2005-AR6-4A5 2.870%, 09/25/2035(f)	737,967
523,811	Series 2006-7F-3A4 6.250%, 08/25/2036	383,086
1,652,498	Series 2006-8F-2A1 6.000%, 09/25/2036	1,504,852
	Harborview Mortgage Loan Trust
336,632	Series 2003-2-1A 0.818%, 10/19/2033(f)	315,658
	Hilton USA Trust
265,000	Series 2013-HLT-CFX 3.714%, 11/05/2030(c)	266,778
180,000	Series 2013-HLT-DFX 4.407%, 11/05/2030	181,361

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Hilton USA Trust (continued)
$200,000	Series 2013-HLT-EFX 4.602%, 11/05/2030(c)(d)	$201,714
	IndyMac INDX Mortgage Loan Trust
587,390	Series 2005-AR11-A3 2.763%, 08/25/2035(f)	486,280
4,251,825	Series 2006-AR5-2A1 3.038%, 05/25/2036(d)	3,623,601
6,583,639	Series 2006-R1-A3 2.938%, 12/25/2035(d)	5,423,414
2,680,900	Series 2007-AR5-2A1 3.113%, 05/25/2037(d)	2,146,889
	IndyMac Mortgage Loan Trust
252,416	Series 2005-16IP-A1 1.093%, 07/25/2045(f)	208,331
673,039	Series 2006-AR3-1A1 2.972%, 12/25/2036(d)	593,880
	JP Morgan Alternative Loan Trust
386,734	Series 2006-A1-3A1 2.784%, 03/25/2036(d)	322,372
26,055	Series 2006-A1-5A1 3.531%, 03/25/2036(d)	18,523
	JP Morgan Chase Commercial Mortgage Securities Trust
210,000	Series 2007-LDPX-AM 5.464%, 01/15/2049(d)	206,841
660,000	Series 2015-SGP-D 4.942%, 07/15/2036(c)(f)	657,672
	JP Morgan Mortgage Trust
151,532	Series 2003-A2-3A1 2.467%, 11/25/2033(f)	144,396
757,259	Series 2004-S1-2A1 6.000%, 09/25/2034	766,845
174,441	Series 2005-A1-6T1 2.954%, 02/25/2035(f)	165,984
204,329	Series 2005-A2-3A2 2.726%, 04/25/2035(d)	197,395
111,115	Series 2005-A3-4A1 2.816%, 06/25/2035(d)	111,533
5,349,078	Series 2005-ALT1-3A1 2.710%, 10/25/2035(d)	4,373,788
1,020,384	Series 2005-S3-1A11 6.000%, 01/25/2036	817,362
250,463	Series 2005-S3-1A9 6.000%, 01/25/2036	200,630
204,344	Series 2006-A1-1A2 2.695%, 02/25/2036(d)	181,254
350,326	Series 2006-A7-2A4 2.787%, 01/25/2037(d)	311,639
206,166	Series 2007-A1-4A2 2.948%, 07/25/2035(f)	203,419
221,155	Series 2007-S1-1A2 5.500%, 03/25/2022	223,245
253,465	Series 2007-S1-2A22 5.750%, 03/25/2037	204,368
1,329,492	Series 2007-S3-1A97 6.000%, 08/25/2037	1,156,175
953,426	Series 2008-R2-2A 5.500%, 12/27/2035(c)	876,860

Principal Amount^		Value
	JP Morgan Trust
$4,055,138	Series 2015-3-A3 3.500%, 05/25/2045(c)(d)	$4,189,225
	Lehman Mortgage Trust
2,964,596	Series 2006-2-2A3 5.750%, 04/25/2036	2,985,794
	Lehman XS Trust
621,417	Series 2006-4N-A2A 0.673%, 04/25/2046(f)	433,463
	Master Adjustable Rate Mortgages Trust
264,149	Series 2004-7-3A1 2.684%, 07/25/2034(d)	256,119
186,090	Series 2006-2-1A1 2.918%, 04/25/2036(d)	170,925
	Master Alternative Loan Trust
82,571	Series 2003-9-4A1 5.250%, 11/25/2033	84,642
82,197	Series 2004-5-1A1 5.500%, 06/25/2034	84,582
100,511	Series 2004-5-2A1 6.000%, 06/25/2034	102,954
364,181	Series 2004-8-2A1 6.000%, 09/25/2034	378,201
	Merrill Lynch Alternative Note Asset Trust
1,304,065	Series 2007-AF1-1AF2 5.750%, 05/25/2037	1,156,523
149,754	Series 2007-F1-2A8 6.000%, 03/25/2037	115,653
	Merrill Lynch Mortgage Investors Trust
628,573	Series 2006-1-1A 2.703%, 02/25/2036(f)	581,552
41,094	Series 2006-2-2A 2.516%, 05/25/2036(d)	39,753
91,165	Series 2007-1-3A 2.813%, 01/25/2037(d)	85,033
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM 5.902%, 04/12/2049(d)	449,406
285,000	Series 2011-C2-D 5.647%, 06/15/2044(c)(d)	300,210
	Morgan Stanley Mortgage Loan Trust
5,769,440	Series 2005-9AR-2A 2.925%, 12/25/2035(d)	4,911,038
4,558,959	Series 2006-11-2A2 6.000%, 08/25/2036	3,753,997
665,980	Series 2006-7-3A 5.245%, 06/25/2036(d)	549,755
394,136	Series 2007-13-6A1 6.000%, 10/25/2037	320,128
	Morgan Stanley Re- Remic Trust
853,085	Series 2010-R9-3C 6.000%, 11/26/2036(c)(d)	845,091
	Motel 6 Trust
3,590,971	Series 2015-M6MZ-M 8.230%, 02/05/2020(c)(b)	3,521,665
	National City Mortgage Capital Trust
413,129	Series 2008-1-2A1 6.000%, 03/25/2038	431,226
	Prime Mortgage Trust
2,007,222	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	1,933,078

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Residential Accredit Loans, Inc.
$1,882,315	Series 2006-QS10-A9 6.500%, 08/25/2036	$1,593,893
1,164,480	Series 2006-QS14-A18 6.250%, 11/25/2036	968,881
925,310	Series 2006-QS17-A5 6.000%, 12/25/2036	770,028
927,394	Series 2006-QS2-1A4 5.500%, 02/25/2036	808,465
1,127,361	Series 2006-QS7-A3 6.000%, 06/25/2036	950,003
1,136,886	Series 2007-QS1-2A10 6.000%, 01/25/2037	936,196
1,676,262	Series 2007-QS3-A1 6.500%, 02/25/2037	1,372,457
4,014,797	Series 2007-QS6-A6 6.250%, 04/25/2037	3,429,946
923,461	Series 2007-QS8-A8 6.000%, 06/25/2037	757,298
2,780,914	Series 2007-QS9-A33 6.500%, 07/25/2037	2,355,561
	Residential Asset Securitization Trust
277,002	Series 2005-A8CB-A9 5.375%, 07/25/2035	242,232
504,812	Series 2006-A8-1A1 6.000%, 08/25/2036	454,390
375,930	Series 2007-A1-A8 6.000%, 03/25/2037	254,786
1,452,932	Series 2007-A2-1A2 6.000%, 04/25/2037	1,213,142
815,262	Series 2007-A5-2A5 6.000%, 05/25/2037	683,666
129,116	Series 2007-A6-1A3 6.000%, 06/25/2037	112,471
	Residential Funding Mortgage Securities I, Inc.
96,169	Series 2006-S1-1A3 5.750%, 01/25/2036	95,612
1,355,318	Series 2006-S4-A5 6.000%, 04/25/2036	1,280,328
	SCG Trust
200,000	Series 2013-SRP1-A 1.842%, 11/15/2026(c)(f)	199,831
385,000	Series 2013-SRP1-B 2.942%, 11/15/2026(c)(f)	377,722
700,000	Series 2013-SRP1-C 3.692%, 11/15/2026(c)(f)	681,165
100,000	Series 2013-SRP1-D 3.776%, 11/15/2026(c)(f)	93,923
	Sequoia Mortgage Trust
7,000,000	Series 2013-4-A4 2.750%, 04/25/2043(d)	5,825,708
3,763,419	Series 2013-6-A2 3.000%, 05/25/2043(d)	3,831,814
	Stanwich Mortgage Loan Trust
207,516	Series 2011-5-A 3.801%, 09/15/2037(c)(b)(d)	85,073
910,583	Series 2012-2-A 0.000%, 03/15/2047(c)(b)(d)	404,921

Principal Amount^		Value
	Stanwich Mortgage Loan Trust (continued)
$33,876	Series 2012-5-A 0.000%, 03/15/2051(c)(b)(d)	$13,075
	Structured Adjustable Rate Mortgage Loan Trust
265,563	Series 2004-12-7A3 2.949%, 09/25/2034(d)	263,600
211,086	Series 2004-6-1A 2.858%, 06/25/2034(d)	208,359
87,607	Series 2005-14-A1 0.763%, 07/25/2035(f)	62,944
761,104	Series 2005-15-1A1 2.844%, 07/25/2035(d)	617,560
1,396,885	Series 2005-22-3A1 3.252%, 12/25/2035(d)	1,108,644
2,706,357	Series 2008-1-A2 2.867%, 10/25/2037(f)	2,303,240
	Structured Asset Securities Corp.
14,707,860	Series 2007-4-1A3 5.801%, 03/28/2045(c)(f)(k)	2,816,193
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
117,196	Series 2004-20-8A7 5.750%, 11/25/2034	119,082
	Structured Asset Securities Corp. Trust
85,595	Series 2005-1-7A7 5.500%, 02/25/2035	87,038
1,881,432	Series 2005-5-2A2 5.500%, 04/25/2035	1,849,687
	Sunset Mortgage Loan Co. LLC
489,824	Series 2014-NPL1-A 3.228%, 08/16/2044(c)(e)	488,486
	Washington Mutual Mortgage Pass-Through Certificates Trust
58,524	Series 2004-CB2-2A 5.500%, 07/25/2034	60,282
815,461	Series 2005-1-5A1 6.000%, 03/25/2035	828,396
131,862	Series 2006-2-1A9 6.000%, 03/25/2036	121,889
1,116,792	Series 2006-5-1A5 6.000%, 07/25/2036	948,907
641,174	Series 2006-8-A6 4.641%, 10/25/2036(e)	423,907
548,720	Series 2006-AR19-2A 1.928%, 01/25/2047(f)	494,586
4,722,723	Series 2007-5-A3 7.000%, 06/25/2037	3,025,495
443,266	Series 2007-HY5-2A3 2.313%, 05/25/2037(f)	368,938
	Wedgewood Real Estate Trust
225,000	Series 2016-1-A2 5.000%, 07/15/2046(c)(d)	224,602
	Wells Fargo Alternative Loan Trust
454,996	Series 2007-PA2-3A1 0.803%, 06/25/2037(f)	318,307
670,280	Series 2007-PA2-3A2 6.197%, 06/25/2037(f)(k)	183,139
	Wells Fargo Mortgage-Backed Securities Trust
237,458	Series 2003-M-A1 2.787%, 12/25/2033(f)	237,994

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Wells Fargo Mortgage-Backed Securities Trust (continued)
$87,729	Series 2004-O-A1 2.757%, 08/25/2034(f)	$87,202
35,923	Series 2005-11-2A3 5.500%, 11/25/2035	37,275
597,896	Series 2005-12-1A5 5.500%, 11/25/2035	605,372
170,224	Series 2005-16-A18 6.000%, 01/25/2036	168,568
96,242	Series 2005-AR10-2A4 2.880%, 05/01/2035(f)	97,543
311,397	Series 2006-AR19-A1 5.637%, 12/25/2036(d)	292,084
1,138,371	Series 2006-AR2-2A5 2.855%, 03/25/2036(f)	1,066,435
1,015,573	Series 2007-3-1A4 6.000%, 04/25/2037	1,015,872
	WFRBS Commercial Mortgage Trust
500,000	Series 2012-C6-D 5.755%, 04/15/2045(c)(d)	507,959

TOTAL MORTGAGE-BACKED SECURITIES (Cost $301,156,421)		319,133,977

MUNICIPAL BONDS: 1.1%

Puerto Rico: 1.1%
	Commonwealth of Puerto Rico
16,800,000	8.000%, 07/01/2035	11,235,000
	Puerto Rico Commonwealth Gov’t Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038	2,647,412
2,300,000	Series C 6.150%, 07/01/2028	902,750

TOTAL MUNICIPAL BONDS (Cost $16,613,895)		14,785,162

Contracts
PURCHASED OPTIONS: 0.1%
COMMON STOCKS: 0.1%
	Anacor Pharmaceuticals, Inc. Call Option
196	Exercise Price $105.00 Expiration Date: August 2016	980
350	Exercise Price $110.00 Expiration Date: August 2016	1,750
	Anacor Pharmaceuticals, Inc. Put Option
141	Exercise Price $90.00 Expiration Date: July 2016	705
168	Exercise Price $85.00 Expiration Date: August 2016	840
	Cabela’s, Inc. Put Option
573	Exercise Price $45.00 Expiration Date: July 2016	18,909

Contracts		Value
	Celator Pharmaceuticals, Inc. Put Option
2	Exercise Price $20.00 Expiration Date: October 2016	$22
17	Exercise Price $21.00 Expiration Date: October 2016	170
38	Exercise Price $24.00 Expiration Date: July 2016	190
192	Exercise Price $19.00 Expiration Date: October 2016	960
227	Exercise Price $17.00 Expiration Date: October 2016	1,135
	Cvent, Inc. Put Option
10	Exercise Price $30.00 Expiration Date: October 2016	150
	Demandware, Inc. Put Option
130	Exercise Price $65.00 Expiration Date: October 2016	650
	Great Plains Energy, Inc. Call Option
95	Exercise Price $30.00 Expiration Date: December 2016	16,625
113	Exercise Price $30.00 Expiration Date: September 2016	12,995
	Huntington Bancshares, Inc. Call Option
5,950	Exercise Price $12.00 Expiration Date: July 2016	11,900
	Johnson Controls, Inc. Call Option
217	Exercise Price $47.00 Expiration Date: July 2016	2,170
	Krispy Kreme Doughnuts, Inc. Call Option
14	Exercise Price $22.00 Expiration Date: August 2016	70
	Linkedin Corp. Put Option
66	Exercise Price $160.00 Expiration Date: November 2016	10,560
	Marketo, Inc. Put Option
3	Exercise Price $25.00 Expiration Date: October 2016	30
	Mylan N.V. Call Option
15	Exercise Price $50.00 Expiration Date: July 2016	15
	Rofin-sinar Technologies, Inc. Put Option
110	Exercise Price $25.00 Expiration Date: September 2016	1,100
131	Exercise Price $30.00 Expiration Date: September 2016	24,562
	Rovi Corp. Call Option
68	Exercise Price $17.50 Expiration Date: July 2016	1,530
314	Exercise Price $17.50 Expiration Date: October 2016	40,820
	Rovi Corp. Put Option
143	Exercise Price $15.00 Expiration Date: October 2016	25,740
231	Exercise Price $15.00 Expiration Date: July 2016	11,550
	Transocean Ltd. Put Option
930	Exercise Price $10.00 Expiration Date: January 2017	125,550
	Westar Energy, Inc. Put Option
38	Exercise Price $50.00 Expiration Date: December 2016	2,660
	Xura, Inc. Call Option
75	Exercise Price $25.00 Expiration Date: July 2016	1,500

		315,838

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

Notional Amount		Value
CURRENCY OPTIONS: 0.0%
	Euro Put / NOK Call Put Option
2,775,000	Exercise Price $9.76 Expiration Date: July 2016	$155,877
	USD Call / CAD Put Call Option
3,750,000	Exercise Price $1.41 Expiration Date: July 2016	4

		155,881

Contracts
EXCHANGE TRADED FUNDS: 0.0%
	Nikkei 225 Call Option
50	Exercise Price $17,500.00 Expiration Date: September 2016	43,781

Notional Amount
INTEREST RATE SWAPTIONS: 0.0%
	Call - OTC - 1 Year Swap for the obligation to pay a fixed rate of 4.890% versus the 3 month LIBOR Call Option
325,000,000 (MXN)	Exercise Price $4.89 Expiration Date: August 2016	17,763
	Call - OTC - 1 Year Swap for the obligation to pay a fixed rate of 8.480% versus the 3 month LIBOR Call Option
370,000,000 (ZAR)	Exercise Price $8.48 Expiration Date: January 2017	212,482
	Put - OTC - 10 Year Swap for the obligation to pay a fixed rate of 2.570% versus the 3 month LIBOR Put Option
$27,300,000	Exercise Price $2.57 Expiration Date: September 2016	775

		231,020

TOTAL PURCHASED OPTIONS (Cost $2,072,806)		746,520

Principal Amount^
SHORT-TERM INVESTMENTS: 7.9%

TREASURY BILLS: 1.2%
	United States Treasury Bill
1,500,000	0.437%, 11/03/2016(a)	1,497,758
1,700,000	0.462%, 07/14/2016(a)	1,699,721
4,200,000	0.680%, 05/25/2017	4,174,495
4,200,000	0.560%, 03/02/2017	4,184,329
4,200,000	0.465%, 11/25/2016	4,192,154

TOTAL TREASURY BILLS (Cost $15,748,457)		15,748,457

Principal Amount^		Value

REPURCHASE AGREEMENTS: 6.7%
$88,203,000	FICC, 0.03%, 6/30/16, due 07/01/2016 [collateral: par value $63,640,000, U.S. Treasury Note, 1.625%, due 07/31/2019, value $65,752,301; par value $21,985,000, U.S. Treasury Note, 3.625%, due 08/15/2019, value $24,234,396] (proceeds $88,203,000)	$88,203,000

TOTAL REPURCHASE AGREEMENTS (Cost $88,203,000)		88,203,000

TOTAL SHORT-TERM INVESTMENTS (Cost $103,951,457)		103,951,457

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,289,557,529): 100.5%		1,321,999,532

Liabilities in Excess of Other Assets: (0.5)%		(6,794,837)

Net Assets: 100.0%		$1,315,204,695

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
CLO	Collateralized Loan Obligation.
ETF	Exchange Traded Fund.
GDR	Global Depository Receipt.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $104,708,243 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Illiquid securities at June 30, 2016, at which time the aggregate value of these illiquid securities is $18,126,746 or 1.4% of net assets.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2016.
(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2016.
(f)	Floating Interest Rate.
(g)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(h)	Perpetual Call.
(i)	Security is currently in default and/or non-income producing.
(j)	When Issued
(k)	Interest Only security. Security with a notional or nominal principal amount.
(l)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(m)	Principal Only security.

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2016 (Unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	Turkish New Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS: (9.6)%
(64,505)	Abbott Laboratories	$(2,535,692)
(57,656)	Alibaba Group Holding Ltd. ADR*	(4,585,382)
(25,867)	Armstrong World Industries, Inc.*	(1,012,693)
(21,400)	B&G Foods, Inc.	(1,031,480)
(7,906)	Baidu, Inc. ADR*	(1,305,676)
(20,334)	Ball Corp.	(1,469,945)
(83,477)	BP Plc ADR	(2,964,268)
(34,901)	Brink’s Co. (The)	(994,329)
(10,544)	Caterpillar, Inc.	(799,341)
(7,972)	Charter Communications, Inc. Class A*	(1,822,718)
(100)	Chelsea Therapeutics International	(3)
(22,493)	Cie Financiere Richemont S.A.	(1,303,526)
(38,130)	Cisco Systems, Inc.	(1,093,950)
(24,959)	Citrix Systems, Inc.*	(1,998,966)
(50,413)	Computer Sciences Corp.	(2,503,005)
(19,300)	CONSOL Energy, Inc.	(310,537)
(69,512)	Cousins Properties, Inc.	(722,925)
(48,347)	Credit Suisse Group AG*	(509,020)
(110,442)	DBS Group Holdings Ltd.	(1,290,359)
(20,485)	Deutsche Bank AG*	(278,710)
(90,821)	Emera, Inc.	(3,395,269)
(9,727)	Faiveley Transport S.A.	(945,449)
(14,402)	Fastenal Co.	(639,305)
(199,870)	First Quantum Minerals Ltd.	(1,393,888)
(122,856)	Ford Motor Co.	(1,544,300)
(168,861)	Fortis, Inc.	(5,670,032)
(38,172)	Frontier Communications Corp.	(188,570)
(4,157)	Goldman Sachs Group, Inc. (The)	(617,647)
(46,854)	Gray Television, Inc.*	(508,366)
(15,232)	Great Plains Energy, Inc.	(463,053)
(15,662)	Helmerich & Payne, Inc.	(1,051,390)
(19,995)	HSBC Holdings Plc ADR	(626,043)
(657,587)	Huntington Bancshares, Inc.	(5,878,828)
(19,179)	Illumina, Inc.*	(2,692,348)
(18,613)	inContact, Inc.*	(257,790)
(129,713)	InnVest Real Estate Investment Trust	(695,167)
(34,945)	Intel Corp.	(1,146,196)
(7,314)	International Business Machines Corp.	(1,110,119)
(99,413)	Johnson Controls, Inc.	(4,400,019)
(18,538)	Kroger Co. (The)	(682,013)
(31,786)	Lam Research Corp.	(2,671,931)
(26,919)	Lions Gate Entertainment Corp.	(544,571)
(102,568)	Manitowoc Foodservice, Inc.*	(1,807,248)
(178,893)	Marriott International, Inc. Class A	(11,889,229)
(44,109)	Mobileye N.V.*	(2,035,189)
(15,923)	Molson Coors Brewing Co. Class B	(1,610,293)
(78,827)	Mosaic Co. (The)	(2,063,691)
(28,310)	Murphy Oil Corp.	(898,843)
(3,760)	Mylan N.V.*	(162,582)
(7,982)	NetEase, Inc. ADR	(1,542,282)
(16,697)	PayPal Holdings, Inc.*	(609,607)
(5,400)	Pennsylvania Real Estate Investment Trust	(115,830)
(2,000)	Pitney Bowes, Inc.	(35,600)
(121,787)	Potash Corp. of Saskatchewan, Inc.	(1,977,821)
(5,670)	Primerica, Inc.	(324,551)
(14,300)	Rovi Corp.*	(223,652)
(22,255)	Sinclair Broadcast Group, Inc. Class A	(664,534)
(19,861)	Skyworks Solutions, Inc.	(1,256,804)

Shares		Value
(18,116)	Starbucks Corp.	$(1,034,786)
(4,495)	Swatch Group AG (The)	(1,299,040)
(92,382)	Symantec Corp.	(1,897,526)
(67,655)	T-Mobile US, Inc.*	(2,927,432)
(24,423)	Target Corp.	(1,705,214)
(137,679)	Teck Resources Ltd. Class B	(1,813,232)
(27,851)	TEGNA, Inc.	(645,308)
(340,300)	Tencent Holdings Ltd.	(7,731,998)
(160,384)	TransCanada Corp.	(7,209,295)
(826)	VMware, Inc. Class A*	(47,264)
(10,022)	Walt Disney Co. (The)	(980,352)
(57,752)	Woolworths Ltd.	(896,988)
(8,742)	Workday, Inc. Class A*	(652,765)
(3,903)	WW Grainger, Inc.	(886,957)
(266,843)	Xerox Corp.	(2,532,340)
(70,700)	Yahoo Japan Corp.	(310,905)
(26,895)	Zillow Group, Inc. Class C*	(975,751)

TOTAL COMMON STOCKS (Proceeds $123,665,595)		(126,419,728)

EXCHANGE-TRADED FUNDS: (0.6)%
(6,504)	Consumer Staples Select Sector SPDR Fund	(358,695)
(156,351)	iShares MSCI Brazil Capped ETF	(4,710,856)
(15,635)	SPDR S&P Retail ETF	(656,045)
(34,953)	VanEck Vectors Semiconductor ETF	(2,008,399)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $6,818,239)		(7,733,995)

Principal Amount^
CORPORATE BONDS: (0.5)%
	CenturyLink, Inc.
(1,375,000)	5.625%, 04/01/2025	(1,228,906)
	CSC Holdings LLC
(3,461,000)	5.250%, 06/01/2024	(3,158,163)
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
(617,000)	5.450%, 06/15/2023(c)	(641,086)
	National Oilwell Varco, Inc.
(605,000)	2.600%, 12/01/2022	(564,961)
	Seagate HDD Cayman
(1,214,000)	4.750%, 01/01/2025	(961,336)

TOTAL CORPORATE BONDS (Proceeds $6,337,887)		(6,554,452)

TOTAL SECURITIES SOLD SHORT (Proceeds $136,821,721)		$(140,708,175)

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2016 (Unaudited)

Description	Number of Contracts Purchased / (Sold)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
Eurodollars 3 Month	(631)	$(156,448,563)	12/2017	$(870,814)
S&P500 E Mini Index	(158)	(16,512,580)	09/2016	(159,569)

	(789)	$(172,961,143)		$(1,030,383)

SCHEDULE OF SWAPS at June 30, 2016 (Unaudited)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Unrealized Appreciation/ (Depreciation)*
Bank of America N.A.	ZAR 2,000,000	5/08/2025	3 month JIBAR	7.950%	$2,778
Barclays Bank plc	ZAR 72,000,000	5/05/2025	3 month JIBAR	7.950	99,893

					$102,671

*	There are no upfront payments on the swap contracts (s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2016	Notional Amount(1)		Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation / (Depreciation)
Deutsche Bank AG 5.125%, 8/31/2017 (Buy Protection)	6/20/2021	Barclays Bank plc	(1.000%)	2.183%	EUR	(750,000)	$45,769	$37,429	$8,340
Markit iTraxx Asia ex-Japan Investment Grade Index Series 25 1.000%, 6/20/2021 (Buy Protection)	6/20/2021	Barclays Bank plc	(1.000%)	1.414%		$(1,095,000)	21,071	21,923	(852)
Republic of Turkey 11.875%, 01/15/2030 (Buy Protection)	6/20/2021	Barclays Bank plc	(1.000%)	2.396%		(1,550,000)	100,833	111,492	(10,659)
Deutsche Bank AG 5.125%, 8/31/2017 (Buy Protection)	6/20/2021	Credit Suisse Securities LLC	(1.000%)	2.183%	EUR	(750,000)	45,770	32,187	13,583
Markit iTraxx Asia ex-Japan Investment Grade Index Series 25 1.000%, 6/20/2021 (Buy Protection)	6/20/2021	Morgan Stanley Capital Services, Inc.	(1.000%)	1.414%		$(2,240,000)	43,104	46,420	(3,316)
Deutsche Bank AG 1.000%, 9/20/2016 (Sell Protection)	6/20/2021	Barclays Bank plc	1.000%	4.221%	EUR	750,000	(120,506)	(110,947)	(9,559)
Deutsche Bank AG 1.000%, 9/20/2016 (Sell Protection)	6/20/2021	Credit Suisse Securities LLC	1.000%	4.221%		750,000	(120,507)	(104,318)	(16,189)

							$15,534	$34,186	$(18,652)

(1)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2016 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2016	Notional Amount(4)		Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation / (Depreciation)
Markit iTraxx EUR Crossover Series 25 5.000%, 6/20/2021 (Sell Protection)	6/20/2021	5.000%	3.693%	EUR	11,500,000	$742,334	$506,035	$236,299
Markit iTraxx EUR Series 25 1.000%, 6/20/2021 (Buy Protection)	6/20/2021	(1.000%)	0.847%		(11,500,000)	$(100,185)	$(22,249)	$(77,936)

						$642,149	$483,786	$158,363

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the Markit iTraxx EUR Series 25 index.
(4)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation(1)	Maturity Date	Counterparty	Floating Rate Index(2)	Floating Rate Spread(2)	Notional Amount(3)	Unrealized Appreciation*
Poundland Group PLC GBP	6/21/2017	Goldman Sachs International	1-Month GBP- LIBOR-BBA	(0.045)%	GBP (493,867)	$20,351
Sabmiller PLC GBP	6/6/2017	Goldman Sachs International	1-Month GBP- LIBOR-BBA	(0.045)%	(1,301,079)	18,692
Banco Santander SA USD	6/1/2018	Morgan Stanley Capital Services, Inc.	FED Effective-1D	(0.500)%	$647,631	119,563

						$158,606

*	There are no upfront payments on the swap contracts (s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	The Fund receives payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
(2)	During the period, the Fund received periodic payments of $4,648,262 and made periodic payments of $4,419,874.
(3)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2016 (Unaudited)

Contracts		Value
COMMON STOCKS: (0.0)%
	Cabela’s, Inc. Call Option
(573)	Exercise Price $60.00 Expiration Date: July 2016	$(2,865)
	Chevron Corp. Call Option
(17)	Exercise Price $105.00 Expiration Date: July 2016	(2,159)
	Coca-Cola Co. (The) Call Option
(52)	Exercise Price $46.00 Expiration Date: July 2016	(728)
	Demandware, Inc. Call Option
(183)	Exercise Price $75.00 Expiration Date: October 2016	(1,372)
	Exxon Mobil Corp. Call Option
(40)	Exercise Price $92.50 Expiration Date: July 2016	(7,000)
	General Electric Co. Call Option
(169)	Exercise Price $31.00 Expiration Date: July 2016	(11,830)
	Johnson & Johnson Call Option
(30)	Exercise Price $120.00 Expiration Date: July 2016	(5,430)
	Johnson Controls, Inc. Put Option
(217)	Exercise Price $41.00 Expiration Date: July 2016	(2,821)
	Krispy Kreme Doughnuts, Inc. Call Option
(54)	Exercise Price $21.00 Expiration Date: August 2016	(540)
	Linkedin Corp. Call Option
(66)	Exercise Price $195.00 Expiration Date: August 2016	(2,046)
	Linkedin Corp. Put Option
(42)	Exercise Price $175.00 Expiration Date: August 2016	(4,200)
(23)	Exercise Price $190.00 Expiration Date: July 2016	(1,955)
	Marketo, Inc. Call Option
(112)	Exercise Price $35.00 Expiration Date: July 2016	(560)
(17)	Exercise Price $35.00 Expiration Date: October 2016	(425)
(3)	Exercise Price $40.00 Expiration Date: October 2016	(42)
	Microchip Technology, Inc. Call Option
(8)	Exercise Price $9.00 Expiration Date: August 2016	(40)
	Nexstar Broadcasting Group, Inc. Put Option
(188)	Exercise Price $45.00 Expiration Date: July 2016	(10,810)
	PepsiCo, Inc. Call Option
(21)	Exercise Price $105.00 Expiration Date: July 2016	(4,095)
	Pfizer, Inc. Call Option
(152)	Exercise Price $36.00 Expiration Date: July 2016	(1,216)
	Rovi Corp. Call Option
(143)	Exercise Price $20.00 Expiration Date: October 2016	(11,440)
	T-Mobile US, Inc. Call Option
(114)	Exercise Price $43.00 Expiration Date: July 2016	(11,286)

Contracts		Value
COMMON STOCKS (CONTINUED)
	Transocean Ltd. Put Option
(930)	Exercise Price $10.00 Expiration Date: January 2017	$(125,550)
	Valspar Corp. (The) Call Option
(67)	Exercise Price $105.00 Expiration Date: July 2016	(16,248)
	Verizon Communications, Inc. Call Option
(84)	Exercise Price $52.50 Expiration Date: July 2016	(28,140)

		(252,798)

Exchange Traded Funds: (0.0%)
	Nikkei 225 Call Option
(50)	Exercise Price $19,000.00 Expiration Date: September 2016	(8,756)

Notional Amount
Interest Rate Swaptions: (0.0%)
	Call - OTC - 10 Year Swap for the obligation to pay a fixed rate of 3.070% versus the 3 month LIBOR Call Option
$(27,300,000)	Exercise Price $3.07 Expiration Date: September 2016	(77)

Total Written Options (Premiums Received $793,140)		$(261,631)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2016 (Unaudited) (Continued)

The premium amount and the number of option contracts written during the period ended June 30, 2016, were as follows:

	Alternative Strategies Fund
	Premium Amount	Number of Contracts
Options outstanding at December 31, 2015	$491,161	27,301,127
Options Written	2,283,819	22,258
Options Closed	(1,430,313)	(9,574)
Options Exercised	(21,708)	(337)
Options Expired	(529,819)	(10,119)

Options outstanding at June 30, 2016	$793,140	27,303,355

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2016 (Unaudited)

At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2016	Fund Delivering	U.S. $ Value at June 30, 2016	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/5/2016	BRL	$7,716,820	USD	$7,238,519	$478,301	$—
	7/5/2016	EUR	6,733,791	USD	6,770,390	—	(36,599)
	7/5/2016	HUF	6,374,767	USD	6,493,738	—	(118,971)
	7/5/2016	USD	6,813,793	BRL	7,716,821	—	(903,028)
	7/5/2016	USD	6,824,375	EUR	6,733,791	90,584	—
	7/5/2016	USD	6,394,534	HUF	6,374,766	19,768	—
	7/11/2016	USD	1,300,186	BRL	1,418,974	—	(118,788)
	8/5/2016	HUF	6,374,332	USD	6,394,310	—	(19,978)
	8/5/2016	USD	6,777,710	EUR	6,741,416	36,294	—
	8/23/2016	USD	8,341,500	TWD	8,451,873	—	(110,373)
	9/12/2016	USD	649,773	MXN	638,969	10,804	—
	9/13/2016	USD	5,015,999	KRW	5,031,672	—	(15,673)
	9/19/2016	USD	7,580,351	CNY	7,506,549	73,802	—
Commonwealth Bank of Australia Sydney	7/7/2016	AUD	6,690,985	NZD	6,772,987	—	(82,002)
	7/7/2016	NZD	6,673,409	AUD	6,690,985	—	(17,576)
	8/9/2016	USD	5,107,840	NZD	5,231,256	—	(123,416)
Credit Suisse International	7/25/2016	USD	2,167,602	COP	2,237,215	—	(69,613)
	7/25/2016	USD	3,387,279	IDR	3,395,703	—	(8,424)
	7/29/2016	COP	4,899,348	USD	4,800,800	98,548	—
	7/29/2016	USD	4,903,748	COP	4,899,348	4,400	—
	7/29/2016	USD	692,669	EUR	691,643	1,026	—
Deutsche Bank Securities, Inc.	7/29/2016	USD	3,486,961	EUR	3,478,103	8,858	—
	8/9/2016	USD	4,927,280	TRY	4,978,164	—	(50,884)
Goldman Sachs & Co.	9/15/2016	CAD	26,839	USD	26,878	—	(39)
	9/15/2016	CAD	21,225	USD	21,330	—	(105)
	9/15/2016	CAD	19,764	USD	19,974	—	(210)
	9/15/2016	CAD	1,945,989	USD	1,977,969	—	(31,980)
	9/15/2016	EUR	2,657	USD	2,665	—	(8)
	9/15/2016	EUR	3,320	USD	3,337	—	(17)
	9/15/2016	EUR	9,629	USD	9,747	—	(118)
	9/15/2016	EUR	9,297	USD	9,562	—	(265)
	9/15/2016	EUR	440,161	USD	449,739	—	(9,578)
	9/15/2016	USD	22,550	CAD	22,225	325	—
	9/15/2016	USD	23,498	CHF	23,173	325	—
	9/15/2016	USD	253,544	EUR	247,916	5,628	—
	9/15/2016	USD	90,939	EUR	88,873	2,066	—
	9/15/2016	USD	19,590	EUR	19,368	222	—
	9/15/2016	USD	9,566	EUR	9,408	158	—
	9/15/2016	USD	30,924	EUR	30,879	45	—
	9/15/2016	USD	1,354	EUR	1,328	26	—
	9/15/2016	USD	10,578,559	GBP	9,817,565	760,994	—
	9/15/2016	USD	426,516	GBP	398,718	27,798	—
	9/15/2016	USD	174,296	GBP	160,468	13,828	—
	9/15/2016	USD	168,102	GBP	156,758	11,344	—
	9/15/2016	USD	120,833	GBP	113,560	7,273	—
	9/15/2016	USD	594,551	SEK	576,247	18,304	—
	9/15/2016	USD	185,049	SEK	180,392	4,657	—
	9/15/2016	USD	403,814	ZAR	413,261	—	(9,447)
	9/15/2016	ZAR	413,261	USD	402,106	11,155	—

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2016 (Unaudited) (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2016	Fund Delivering	U.S. $ Value at June 30, 2016	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	9/15/2016	EUR	$15,494	USD	$15,867	$—	$(373)
	9/15/2016	USD	22,460	CAD	22,609	—	(149)
	9/15/2016	USD	65,144	EUR	65,188	—	(44)
Morgan Stanley & Co.	7/20/2016	MXN	6,812,936	USD	6,598,865	214,071	—
	7/20/2016	USD	6,807,977	CAD	6,843,662	—	(35,685)
	7/29/2016	USD	119,260	MXN	122,068	—	(2,808)
	8/9/2016	JPY	5,450,168	USD	5,254,429	195,739	—
	9/13/2016	CLP	5,210,616	USD	5,082,873	127,743	—
	9/13/2016	USD	5,086,020	CLP	5,210,616	—	(124,596)
	9/19/2016	USD	533,571	CNY	540,472	—	(6,901)
	9/30/2016	NOK	8,326,437	USD	8,206,408	120,029	—
	9/30/2016	USD	8,259,722	CAD	8,305,381	—	(45,659)

			$182,540,684		$182,139,876	$2,344,115	$(1,943,307)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period* (1/1/16 to 6/30/16)	Expenses Ratio During Period* (1/1/16 to 6/30/16)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,012.40	$6.10	1.22%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,011.30	$7.30	1.46%
Litman Gregory Masters Equity Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,018.83	$6.12	1.22%
Litman Gregory Masters Equity Fund – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,017.64	$7.32	1.46%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$897.70	$4.67	0.99%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$895.80	$5.84	1.24%
Litman Gregory Masters International Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,019.98	$4.97	0.99%
Litman Gregory Masters International Fund – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,018.73	$6.22	1.24%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,056.20	$7.72	1.51%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,017.39	$7.57	1.51%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,025.70	$8.91	1.77%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,024.20	$10.12	2.01%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,016.10	$8.87	1.77%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,014.90	$10.07	2.01%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half-year period).

Expense Examples	71

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2016 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$222,170,723	$914,776,690	$31,555,865	$1,201,354,529
Repurchase agreements at cost	11,561,000	974,000	3,876,000	88,203,000

Total investments at cost	$233,731,723	$915,750,690	$35,431,865	$1,289,557,529

Investments in securities at value	$288,806,043	$890,592,359	$32,662,271	$1,233,796,532
Repurchase agreements at value	11,561,000	974,000	3,876,000	88,203,000

Total investments at value	$300,367,043	$891,566,359	$36,538,271	$1,321,999,532

Cash	256,744	32,810,080	1,797	—
Cash, denominated in foreign currency (cost of $0, $302,814, $0 and $924,510, respectively)	—	304,554	—	949,763
Deposits at brokers and custodian for securities sold short, futures, options and swaps	—	—	—	133,566,705
Receivables:
Securities sold	3,690,757	76,292,591	61,736	15,976,182
Dividends and interest	156,404	1,372,542	35,147	8,362,257
Fund shares sold	185,500	1,072,553	100	4,135,034
Foreign tax reclaims	26,407	1,697,567	—	45,558
Variation margin	—	—	—	1,126,581
Other Receivables	—	—	—	251
Paydown	—	—	—	44,286
Line of credit interest	—	—	—	5,259
Net swap premiums paid	—	—	—	34,186
Unrealized gain on forward foreign currency exchange contracts	—	3,785,720	—	2,344,115
Unrealized gain on swaps	—	—	—	283,200
Prepaid expenses	20,630	33,933	14,363	48,414

Total Assets	304,703,485	1,008,935,899	36,651,414	1,488,921,323

LIABILITIES:
Written options (premium received, $0, $0, $0 and $793,140, respectively)	—	—	—	261,631
Securities sold short (proceeds, $0, $0, $0 and $136,821,721, respectively)	—	—	—	140,708,175
Deposits received from brokers and custodian for securities sold short, futures, options and swaps	—	—	—	210,004
Payables:
Advisory fees	256,530	528,358	22,167	1,463,389
Securities purchased	259,738	86,631,762	12,920	17,969,915
Fund shares redeemed	629,427	2,845,216	—	5,526,855
Foreign taxes withheld	1,796	134,648	—	36,024
Trustee fees	1,004	3,764	753	—
Professional fees	19,760	49,138	14,719	41,331
Custodian	—	—	—	2,976,477
Distributions payable	—	—	—	1,304,249
Line of credit	—	7,314,140	—	—
Line of credit interest	—	1,213	—	—
Dividend and interest on swaps	—	—	—	64,666
Variation margin	—	—	—	216,410
Short dividend	—	—	—	276,035
Chief Compliance Officer fees	7,198	7,198	7,198	7,198
Unrealized loss on forward foreign currency exchange contracts	—	77,398	—	1,943,307
Unrealized loss on swaps	—	—	—	40,575
Distribution fees payable for investor class (see Note 4)	23	34,600	—	33,590
Accrued other expenses	129,511	713,105	84,463	636,797

Total Liabilities	1,304,987	98,340,540	142,220	173,716,628

Commitments and Contingencies (See Note 8)
NET ASSETS	$303,398,498	$910,595,359	$36,509,194	$1,315,204,695

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2016 – (Unaudited) (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$303,288,460	$754,228,536	$36,509,194	$1,151,288,085
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	18,629,974	52,121,511	1,983,423	103,856,601
Net asset value, offering price and redemption price per share	$16.28	$14.47	$18.41	$11.09

Investor Class:
Net Assets	$110,038	$156,366,823	$—	$163,916,610
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	6,844	10,897,997	—	14,773,435
Net asset value, offering price and redemption price per share	$16.08	$14.35	$—	$11.10

COMPONENTS OF NET ASSETS
Paid-in capital	$225,739,193	$1,117,652,951	$58,684,013	$1,327,426,931
Undistributed net investment income (loss)	480,411	37,650,791	(8,689)	1,234,079
Accumulated net realized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	10,544,447	(224,195,576)	(23,272,536)	(42,271,022)
Net unrealized appreciation/depreciation on:
Investments	66,635,320	(24,184,331)	1,106,406	32,442,003
Foreign currency transactions	(873)	3,671,524	—	357,044
Short sales	—	—	—	(3,886,454)
Written options	—	—	—	531,509
Futures	—	—	—	(1,030,383)
Swaps	—	—	—	400,988

Net assets	$303,398,498	$910,595,359	$36,509,194	$1,315,204,695

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	73

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2016 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $68,213, $2,095,977, $12,233 and $76,266, respectively)	$2,303,421	$18,339,566	$272,630	$7,404,724
Interest (net of interest taxes withheld of $0, $0, $0 and $0, respectively)	1,930	5,673	557	27,242,820

Total income	2,305,351	18,345,239	273,187	34,647,544

Expenses
Advisory fees	1,676,043	5,143,726	212,160	9,435,209
Transfer agent fees	91,520	380,612	30,287	360,127
Fund accounting fees	54,019	52,056	38,238	103,153
Administration fees	33,789	130,777	8,580	110,526
Professional fees	17,082	40,550	6,717	54,494
Trustee fees	35,791	59,391	28,706	59,431
Custody fees	16,969	333,235	8,734	289,565
Reports to shareholders	20,665	63,015	7,452	53,437
Registration expense	16,276	16,100	10,150	46,934
Miscellaneous	979	23,292	78	2,981
Insurance expense	4,609	19,090	697	18,024
Dividend & interest expense	16,133	1,213	422	1,910,846
Chief Compliance Officer fees	7,198	7,198	7,198	7,198
Distribution fees for investor class (see Note 4)	133	257,553	—	219,085

Total expenses	1,991,206	6,527,808	359,419	12,671,010
Less: fees waived (see Note 3)	(139,597)	(898,948)	(77,543)	(550,576)

Net expenses	1,851,609	5,628,860	281,876	12,120,434

Net investment income (loss)	453,742	12,716,379	(8,689)	22,527,110

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,991,076	(67,826,487)	(1,438,123)	2,987,350
Foreign currency transactions	206	283,090	—	(4,480,928)
Short sales	—	—	—	(724,304)
Written options	—	—	—	126,348
Futures	—	—	—	(3,193,316)
Swap contracts	—	—	—	670,968

Net realized gain (loss)	9,991,282	(67,543,397)	(1,438,123)	(4,613,882)

Net change in unrealized appreciation/depreciation on:
Investments	(7,243,735)	(67,959,340)	3,332,287	28,175,274
Foreign currency transactions	1,001	(76,184)	—	524,877
Short sales	—	—	—	(9,681,832)
Written options	—	—	—	353,242
Futures	—	—	—	(779,987)
Swap contracts	—	—	—	(1,070,336)

Net change in unrealized appreciation/depreciation	(7,242,734)	(68,035,524)	3,332,287	17,521,238

Net realized and unrealized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	2,748,548	(135,578,921)	1,894,164	12,907,356

Net increase (decrease) in net assets resulting from operations	$3,202,290	$(122,862,542)	$1,885,475	$35,434,466

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2016 – (Unaudited)

	Equity Fund		International Fund
	Six Months Ended June 30, 2016#	Year Ended December 31, 2015	Six Months Ended June 30, 2016#	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$453,742	$1,399,597	$12,716,379	$17,495,888
Net realized gain (loss) on investments and foreign currency transactions	9,991,282	28,295,471	(67,543,397)	(48,591,615)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(7,242,734)	(35,206,763)	(68,035,524)	(45,324,017)

Net increase (decrease) in net assets resulting from operations	3,202,290	(5,511,695)	(122,862,542)	(76,419,744)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(1,170,432)	—	(17,162,476)
Investor Class	—	(167)	—	(3,371,645)
From net realized gain
Institutional Class	—	(28,925,492)	—	—
Investor Class	—	(9,270)	—	—

Total distributions	—	(30,105,361)	—	(20,534,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	10,140,891	25,597,378	59,919,476	165,959,162
Investor Class	7,032	68,578	3,367,843	33,357,338
Reinvested distributions
Institutional Class	—	29,470,908	—	11,499,181
Investor Class	—	7,158	—	3,370,998
Redemption fee proceeds
Institutional Class	—	—	—	291
Payment for shares redeemed
Institutional Class	(31,243,266)	(117,876,961)	(226,080,505)	(252,309,359)
Investor Class	(19,720)	(17,984)	(70,091,897)	(116,608,263)

Net decrease in net assets from capital share transactions	(21,115,063)	(62,750,923)	(232,885,083)	(154,730,652)

Total decrease in net assets	(17,912,773)	(98,367,979)	(355,747,625)	(251,684,517)
NET ASSETS:
Beginning of period	321,311,271	419,679,250	1,266,342,984	1,518,027,501

End of period	$303,398,498	$321,311,271	$910,595,359	$1,266,342,984

Undistributed net investment income	$480,411	$26,669	$37,650,791	$24,934,412

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	653,364	1,447,027	3,970,300	9,312,182
Reinvested distributions	—	1,835,851	—	714,679
Redeemed	(1,993,851)	(6,616,270)	(15,136,595)	(14,473,772)

Net decrease from capital share transactions	(1,340,487)	(3,333,392)	(11,166,295)	(4,446,911)

Investor Class:
Sold	445	3,998	237,556	1,842,120
Reinvested distributions	—	451	—	211,083
Redeemed	(1,305)	(1,049)	(4,649,499)	(6,619,346)

Net increase (decrease) from capital share transactions	(860)	3,400	(4,411,943)	(4,566,143)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	75

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2016 – (Unaudited) (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Six Months Ended June 30, 2016#	Year Ended December 31, 2015	Six Months Ended June 30, 2016#	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(8,689)	$(458,131)	$22,527,110	$31,040,043
Net realized loss on investments, short sales, options, foreign currency transactions, futures and swap contracts	(1,438,123)	(548,950)	(4,613,882)	(17,745,893)
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	3,332,287	(6,098,192)	17,521,238	(31,778,968)

Net increase (decrease) in net assets resulting from operations	1,885,475	(7,105,273)	35,434,466	(18,484,818)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(21,216,395)	(30,149,078)
Investor Class	—	—	(2,824,753)	(4,867,346)
From net realized gain
Institutional Class	—	—	—	(3,354,000)
Investor Class	—	—	—	(553,140)

Total distributions	—	—	(24,041,148)	(38,923,564)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	801,461	2,633,250	241,599,824	644,892,246
Investor Class	—	—	28,400,227	118,147,149
Reinvested distributions
Institutional Class	—	—	18,181,519	28,923,733
Investor Class	—	—	2,805,732	5,367,353
Payment for shares redeemed
Institutional Class	(7,149,446)	(27,772,210)	(295,508,897)	(302,957,582)
Investor Class	—	—	(59,118,753)	(91,407,932)

Net increase (decrease) in net assets from capital share transactions	(6,347,985)	(25,138,960)	(63,640,348)	402,964,967

Total increase (decrease) in net assets	(4,462,510)	(32,244,233)	(52,247,030)	345,556,585
NET ASSETS:
Beginning of period	40,971,704	73,215,937	1,367,451,725	1,021,895,140

End of period	$36,509,194	$40,971,704	$1,315,204,695	$1,367,451,725

Undistributed net investment income (loss)	$(8,689)	$—	$1,234,079	$2,748,117

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	46,523	135,285	22,046,798	56,356,040
Reinvested distributions	—	—	1,651,387	2,581,134
Redeemed	(414,051)	(1,428,786)	(26,889,402)	(26,622,806)

Net increase (decrease) from capital share transactions	(367,528)	(1,293,501)	(3,191,217)	32,314,368

Investor Class:
Sold	—	—	2,588,442	10,300,211
Reinvested distributions	—	—	254,665	478,439
Redeemed	—	—	(5,391,782)	(8,007,892)

Net increase (decrease) from capital share transactions	—	—	(2,548,675)	2,770,758

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.08		$18.01	$17.98	$13.88	$12.43	$12.97

Income from investment operations:
Net investment income (loss)	0.02	[1]	0.07 [1]	(0.01)[1]	(0.04)	0.01	(0.04)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.18		(0.41)	2.02	4.88	1.70	(0.50)

Total income (loss) from investment operations	0.20		(0.34)	2.01	4.84	1.71	(0.54)

Less distributions:
From net investment income	—		(0.06)	—	—	(0.01)	—

From net realized gains	—		(1.53)	(1.98)	(0.74)	(0.25)	—

Total distributions	—		(1.59)	(1.98)	(0.74)	(0.26)	—

Redemption fee proceeds	—		—	— ^	— ^	— ^	— ^

Net asset value, end of period	$16.28		$16.08	$18.01	$17.98	$13.88	$12.43

Total return	1.24	%+	(1.87)%	11.07%	35.14%	13.78%	(4.16)%

Ratios/supplemental data:
Net assets, end of period (millions)	$303.3		$321.2	$419.6	$420.2	$274.4	$306.5

Ratios of total expenses to average net assets:
Before fees waived	1.31	%*,2	1.28%[2]	1.27%	1.30%	1.30%	1.28%

After fees waived	1.22	%*,2	1.18%[2]	1.17%	1.23%	1.28%[3]	1.26%

Ratio of net investment income (loss) to average net assets	0.30	%*,2	0.37%[2]	(0.03)%	(0.27)%	0.09%	(0.26)%

Portfolio turnover rate	14.65	%+,4	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]	71.42%[4]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	77

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.90		$17.83	$17.87	$13.79	$12.37	$12.94

Income from investment operations:
Net investment income (loss)	—	^	0.02 [1]	(0.05)[1]	(0.11)	(0.16)	(0.02)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.18		(0.39)	1.99	4.93	1.83	(0.55)

Total income (loss) from investment operations	0.18		(0.37)	1.94	4.82	1.67	(0.57)

Less distributions:
From net investment income	—		(0.03)	—	—	—	—

From net realized gains	—		(1.53)	(1.98)	(0.74)	(0.25)	—

Total distributions	—		(1.56)	(1.98)	(0.74)	(0.25)	—

Redemption fee proceeds	—		—	—	—	—	—

Net asset value, end of period	$16.08		$15.90	$17.83	$17.87	$13.79	$12.37

Total return	1.13	%+	(2.08)%	10.75%	35.22%	13.51%	(4.40)%

Ratios/supplemental data:
Net assets, end of period (thousands)	$110.0		$122.5	$76.7	$91.7	$86.0	$319.3

Ratios of total expenses to average net assets:
Before fees waived	1.55	%*,[2]	1.53%[2]	1.52%	1.55%	1.55%	1.53%

After fees waived	1.46	%*,[2]	1.43%[2]	1.42%	1.48%	1.53%[3]	1.51%

Ratio of net investment income (loss) to average net assets	0.05	%*,[2]	0.09%[2]	(0.28)%	(0.52)%	(0.34)%	(0.46)%

Portfolio turnover rate	14.65	%+,[4]	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]	71.42%[4]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.13		$17.36	$18.06	$15.02	$12.58	$15.05

Income from investment operations:
Net investment income	0.18	[1]	0.22 [1]	0.17 [1]	0.18	0.16	0.11

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(1.84)		(1.18)	(0.66)	3.04	2.35	(2.55)

Total income (loss) from investment operations	(1.66)		(0.96)	(0.49)	3.22	2.51	(2.44)

Less distributions:
From net investment income	—		(0.27)	(0.21)	(0.18)	(0.07)	(0.03)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.27)	(0.21)	(0.18)	(0.07)	(0.03)

Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^

Net asset value, end of period	$14.47		$16.13	$17.36	$18.06	$15.02	$12.58

Total return	(10.23	)%+	(5.52)%	(2.72)%	21.47%	19.96%	(16.24)%

Ratios/supplemental data:
Net assets, end of period (millions)	$754.2		$1,021.1	$1,175.7	$1,328.2	$1,175.5	$1,173.6

Ratios of total expenses to average net assets:
Before fees waived	1.16	%*,2	1.24%[2]	1.24%	1.30%	1.30%	1.26%

After fees waived	0.99	%*,2	0.99%[2]	1.03%	1.11%	1.15%[3]	1.11%

Ratio of net investment income to average net assets	2.39	%*,2	1.22%[2]	0.94%	1.02%	1.05%	0.73%

Portfolio turnover rate	22.47	%+,4	51.68%[4]	70.08%[4]	112.35%[4]	107.28%[4]	127.07%[4]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	79

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.02		$17.22	$17.92	$14.92	$12.53	$15.03

Income from investment operations:
Net investment income	0.16	[1]	0.17 [1]	0.12 [1]	0.12	0.11	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(1.83)		(1.15)	(0.65)	3.03	2.35	(2.54)

Total income (loss) from investment operations	(1.67)		(0.98)	(0.53)	3.15	2.46	(2.47)

Less distributions:
From net investment income	—		(0.22)	(0.17)	(0.15)	(0.07)	(0.03)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.22)	(0.17)	(0.15)	(0.07)	(0.03)

Redemption fee proceeds	—		—	—	— ^	— ^	— ^

Net asset value, end of period	$14.35		$16.02	$17.22	$17.92	$14.92	$12.53

Total return	(10.42	)%+	(5.69)%	(2.98)%	21.12%	19.64%	(16.46)%

Ratios/supplemental data:
Net assets, end of period (millions)	$156.4		$245.2	$342.3	$345.4	$274.6	$240.8

Ratios of total expenses to average net assets:
Before fees waived	1.41	%*,[2]	1.49%[2]	1.49%	1.55%	1.55%	1.51%

After fees waived	1.24	%*,[2]	1.23%[2]	1.28%	1.36%	1.40%[3]	1.36%

Ratio of net investment income to average net assets	2.16	%*,[2]	0.94%[2]	0.66%	0.76%	0.80%	0.46%

Portfolio turnover rate	22.47	%+,[4]	51.68%[4]	70.08%[4]	112.35%[4]	107.28%[4]	127.07%[4]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.43		$20.09	$20.94	$15.30	$12.91	$12.85

Income from investment operations:
Net investment income (loss)	—	[1]	(0.15)[1]	(0.13)[1]	(0.16)	(0.09)	(0.15)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	0.98		(2.51)	(0.72)	5.80	2.48	0.21

Total income (loss) from investment operations	0.98		(2.66)	(0.85)	5.64	2.39	0.06

Less distributions:
From net investment income	—		—	—	—	—	—

From net realized gains	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Redemption fee proceeds	—		—	—	— ^	— ^	— ^

Net asset value, end of period	$18.41		$17.43	$20.09	$20.94	$15.30	$12.91

Total return	5.62	%+	(13.24)%	(4.06)%	36.86%	18.51%	0.47%

Ratios/supplemental data:
Net assets, end of period (millions)	$36.5		$41.0	$73.2	$84.4	$71.3	$70.6

Ratios of total expenses to average net assets:
Before fees waived	1.93	%*	1.69%[2]	1.54%	1.54%	1.58%	1.54%

After fees waived	1.51	%*	1.59%[2]	1.44%	1.47%	1.57%[3]	1.54%^^

Ratio of net investment loss to average net assets	(0.05	)%*	(0.75)%[2]	(0.62)%	(0.83)%	(0.56)%	(1.06)%

Portfolio turnover rate	23.96	%+	60.73%	104.22%	153.56%	142.07%	125.18%

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
^^	Percentage impact rounds to less than 0.01%
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	81

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,				Period Ended December 31,
	2016#		2015	2014	2013	2012	2011**
Net asset value, beginning of period	$10.99		$11.44	$11.42	$11.01	$10.32	$10.00

Income from investment operations:
Net investment income	0.18	[1]	0.30 [1]	0.27 [1]	0.26	0.30	0.03

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contract	0.12		(0.40)	0.14	0.43	0.67	0.31

Total income (loss) from investment operations	0.30		(0.10)	0.41	0.69	0.97	0.34

Less distributions:
From net investment income	(0.20)		(0.32)	(0.31)	(0.28)	(0.27)	(0.02)

From net realized gains	—		(0.03)	(0.08)	—	(0.01)	—	^

Total distributions	(0.20)		(0.35)	(0.39)	(0.28)	(0.28)	(0.02)

Redemption fee proceeds	—		—	— ^	— ^	— ^	—

Net asset value, end of period	$11.09		$10.99	$11.44	$11.42	$11.01	$10.32

Total return	2.57	%+	(0.77)%	3.58%	6.32%	9.41%	3.41	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$1,151.3		$1,176.9	$855.2	$600.9	$349.2	$152.0

Ratios of total expenses to average net assets:
Before fees waived	1.85	%*,[8]	1.94%[7]	1.87%[6]	1.82%[5]	1.91%[2,4]	2.08	%*[2,3]

After fees waived	1.77	%*,[8]	1.85%[7]	1.74%[6]	1.66%[5]	1.64%[4,9]	1.61	%*,3

Ratio of net investment income to average net assets	3.38	%*,[8]	2.62%[7]	2.32%[6]	2.53%[5]	3.22%[4]	1.51	%*,3

Portfolio turnover rate	52.13	%+,[10]	145.97%[10]	156.88%[10]	179.19%[10]	160.54%[10]	34.19	%+,10

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Includes Interest & Dividend expense of 0.36% of average net assets.
[8]	Includes Interest & Dividend expense of 0.28% of average net assets.
[9]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,				Period Ended December 31,
	2016#		2015	2014	2013	2012	2011**
Net asset value, beginning of period	$11.00		$11.45	$11.43	$11.02	$10.32	$10.00

Income from investment operations:
Net investment income	0.17	[1]	0.28 [1]	0.24 [1]	0.24	0.26	0.02

Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.12		(0.40)	0.14	0.43	0.68	0.32

Total income (loss) from investment operations	0.29		(0.12)	0.38	0.67	0.94	0.34

Less distributions:
From net investment income	(0.19)		(0.30)	(0.28)	(0.26)	(0.23)	(0.02)

From net realized gains	—		(0.03)	(0.08)	—	(0.01)	—	^

Total distributions	(0.19)		(0.33)	(0.36)	(0.26)	(0.24)	(0.02)

Redemption fee proceeds	—		—	— ^	— ^	— ^	—

Net asset value, end of period	$11.10		$11.00	$11.45	$11.43	$11.02	$10.32

Total return	2.42	%+	(0.95)%	3.33%	6.07%	9.16%	3.39	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$163.9		$190.6	$166.7	$108.3	$58.5	$17.2

Ratios of total expenses to average net assets:
Before fees waived	2.09	%*,8	2.18%[7]	2.12%[6]	2.07%[5]	2.16%[2,4]	2.33	%*,2,3

After fees waived	2.01	%*,8	2.03%[7]	1.99%[6]	1.91%[5]	1.89%[4,9]	1.86	%*,3

Ratio of net investment income to average net assets	3.12	%*,8	2.44%[7]	2.07%[6]	2.27%[5]	2.98%[4]	1.41	%*,3

Portfolio turnover rate	52.13	%+,10	145.97%[10]	156.88%[10]	179.19%[10]	160.54%[10]	34.19	%+,10

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Includes Interest & Dividend expense of 0.36% of average net assets.
[8]	Includes Interest & Dividend expense of 0.28% of average net assets.
[9]	Ratio excludes $71of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	83

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited)

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B	Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

84	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C	Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D	Short sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At June 30, 2016 the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

F	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

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The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions. (See Note 7).

H	Financial Futures Contracts. Each Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, each Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. (See Note 7).

I	Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

J	Credit Default Swaps. During the period ended June 30, 2016 the Alternative Strategies Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. (See Note 7). For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

K

Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the

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swap, usually LIBOR, is spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset. (See Note 7).

L	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions. (See Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. (See Note 7).

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Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2015, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

O	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12B1 expenses, can be directly attributed to that specific class.

P	Restricted Cash. At June 30, 2016, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at Brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Q	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2016, there were no restricted securities held in the Funds.

R	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

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Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2017, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.01% of the average daily net assets of the Equity Fund, 0.86% of the average daily net assets of the International Fund, and 0.72% of the average daily net assets of the Smaller Companies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2016, the amount waived, contractual and voluntary, was $139,597, $898,948, $77,543 and $4,234 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2017, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the International Fund’s operating expenses and the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.99% and 1.24%, and 1.49% and 1.74%, respectively. For the six months ended June 30, 2016, the amount waived contractually was $546,342 for the Alternative Strategies Fund. The Advisor may be reimbursed by the Funds no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Funds’ expenses to exceed the expense limitation. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

Year Incurred	Expiration Year	Alternative Strategies Fund
2013	2016	$848,585
2014	2017	1,068,408
2015	2018	1,061,360

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $28,792 for the period ended June 30, 2016 for the services of the CCO.

No Sub-Advisors used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the period ended June 30, 2016.

During the six months ended June 30, 2016, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $45,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares

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(“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2016, the Equity, International and Alternative Strategies Funds’ Investor Classes incurred $133, $257,553 and $219,085, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2016, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity	$43,623,820	$74,357,024
International	232,700,522	382,643,253
Smaller Companies	8,182,493	15,427,435
Alternative Strategies	915,941,662	594,714,358

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

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The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2016. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$288,806,043	$—	$—	$288,806,043

Total Equity	288,806,043	—	—	288,806,043

Short-Term Investments
Repurchase Agreements	—	11,561,000	—	11,561,000

Total Investments in Securities	$288,806,043	$11,561,000	$—	$300,367,043

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of June 30, 2016.

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$—	$16,523,554	$—	$16,523,554
Belgium	—	17,811,813	—	17,811,813
Bermuda	4,161,705	—	—	4,161,705
China	21,027,393	—	—	21,027,393
Denmark	—	48,880,865	—	48,880,865
Finland	—	33,704,944	—	33,704,944
France	—	116,105,933	—	116,105,933
Germany	—	41,729,844	—	41,729,844
Hong Kong	—	10,226,461	—	10,226,461
Ireland	16,134,704	—	—	16,134,704
Japan	—	109,144,085	—	109,144,085
Mexico	7,912,150	—	—	7,912,150
Netherlands	—	65,081,703	—	65,081,703
Philippines	—	9,083,910	—	9,083,910
South Korea	—	9,050,123	—	9,050,123
Spain	—	48,830,738	—	48,830,738
Switzerland	—	63,558,320	—	63,558,320
United Kingdom	44,454,880	167,885,411	—	212,340,291
United States	39,283,823	—	—	39,283,823

Total Equity	132,974,655	757,617,704	—	890,592,359

Short-Term Investments
United States	—	974,000	—	974,000

Total Short-Term Investments	—	974,000	—	974,000

Total Investments in Securities	$132,974,655	$758,591,704	$—	$891,566,359

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$3,708,322	$—	$—	$3,708,322

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There	were no transfers between any levels in the Fund as of June 30, 2016.

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Smaller Companies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$32,662,271	$—	$—	$32,662,271

Total Equity	32,662,271	—	—	32,662,271

Short-Term Investments
Repurchase Agreements	—	3,876,000	—	3,876,000

Total Investments in Securities	$32,662,271	$3,876,000	$—	$36,538,271

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of June 30, 2016.

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$504,627,175	$5,015,787	$809,398	**	$510,452,360
Exchange-Traded Funds	3,937,846	—	—		3,937,846
Limited Partnerships	—	—	1,399,925	**	1,399,925
Preferred Stocks	1,225,489	—	1,648,862	**	2,874,351

Total Equity	509,790,510	5,015,787	3,858,185	**	518,664,482

Rights/Warrants	—	1,315,572	—		1,315,572
Short-Term Investments
Treasury Bills	—	15,748,457	—		15,748,457
Repurchase Agreements	—	88,203,000	—		88,203,000

Total Short-Term Investments	—	103,951,457	—		103,951,457

Fixed Income
Asset-Backed Securities	—	66,978,327	2,336,021	**	69,314,348
Bank Loans	—	10,225,428	—		10,225,428
Convertible Bonds	—	12,969,463	—		12,969,463
Corporate Bonds	—	260,959,940	1,846,042	**	262,805,982
Government Securities & Agency Issue	—	8,087,141	—		8,087,141
Mortgage-Backed Securities	—	318,842,558	291,419	(1)	319,133,977
Municipal Bonds	—	14,785,162	—		14,785,162

Total Fixed Income	—	692,848,019	4,473,482	**	697,321,501

Purchased Options	359,619	386,901	—		746,520

Total Investments in Securities in Assets	$510,150,129	$803,517,736	$8,331,667	**	$1,321,999,532

Short Sales
Common Stocks	(126,419,725)	—	(3	)**	(126,419,728)
Exchange-Traded Funds	(7,733,995)	—	—		(7,733,995)
Corporate Bonds	—	(6,554,452)	—		(6,554,452)

Total Short Sales	(134,153,720)	(6,554,452)	(3	)**	(140,708,175)

Total Investments in Securities in Liabilities	$(134,153,720)	$(6,554,452)	$(3	)**	$(140,708,175)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$400,808	$—	$—		$400,808
Futures	(1,030,383)	—	—		(1,030,383)
Swaps - Total Return	—	158,606	—		158,606
Swaps - Interest Rate	—	102,671	—		102,671
Swaps - Credit Default	—	139,711	—		139,711
Written Options	(261,554)	(77)	—		(261,631)

(a)	See Fund’s Schedule of Investments for sector classifications.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

Transfer from Level 3 to Level 2 in the amount of $324,877 in the Alternative Strategies Fund was due to the availability of daily pricing from an approved pricing service.

Transfer from Level 2 to Level 3 in the amount of $74,082 in the Alternative Strategies Fund was to reflect the potential discount for selling odd-lot fixed income securities at the round lot prices provided by pricing services.

The amount of transfers in and out are reflected at the securities’ fair value at the beginning of the year. The Fund elected to change its policy for accounting from transfers between levels from the end of the year to the beginning of the year.

Note 7 – Other Derivative Information

At June 30, 2016, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund

		Derivative Assets		Derivative Liability
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$3,785,720	Unrealized loss on forward foreign currency exchange contracts	$(77,398)

Alternative Strategies Fund
		Derivative Assets		Derivative Liability
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$2,344,115	Unrealized loss on forward foreign currency exchange contracts	$(1,943,307)
		Investments in securities(1)	155,881	Written options	—
Interest rate		Unrealized gain on swap contracts	102,671	Unrealized loss on swap contracts	—
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(870,814)
		Investments in securities(1)	231,020	Written options	(77)
Credit		Unrealized gain on swap contracts**	258,222	Unrealized loss on swap contracts**	(118,511)
Equity		Unrealized gain on swap contracts	158,606	Unrealized loss on swap contracts	—
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(159,569)
		Investments in securities(1)	359,619	Written options	(261,554)

	Total		$3,610,134		$(3,353,832)

*     Includes cumulative appreciation/depreciation on futures contracts described previously.
Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)    Generally, the Statements of Assets and Liabilities location for “Purchased Options” is
“Investments in securities”.

Notes to Financial Statements	93

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

For the six months ended June 30, 2016, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund

	Statement of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Quarterly Average Notional Amount(a)
Currency	Forward foreign currency exchange contracts(1)	$(956,062)	$(170,990)	152,552,169

(a)	Quarterly average notional values are based on the average of quarterly end contract values for the period ended June 30, 2016.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

Alternative Strategies Fund

	Statement of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Quarterly Average Notional Amount
Currency		Forward foreign currency exchange contracts(1)	$(3,568,756)	$555,070	143,824,220(a	)
		Purchased option contracts(2)	158,157	(5,699)	19,325,000(b	)
Interest rate		Swap contracts	(31,986)	(337,589)	74,000,000(b	)(c)
		Future contracts	(1,745,986)	(733,871)	148,494,402(b	)
		Purchased option contracts(2)	(22,086)	(428,792)	697,300,000(b	)
		Written option contracts	—	121,285	27,300,000(b	)
Credit		Swap contracts	285,052	(752,348)	20,818,767(b	)(c)
Equity		Swap contracts	417,902	19,601	1,401,889(b	)(c)
		Future contracts	(1,447,330)	(46,116)	14,298,810(b	)
		Purchased option contracts(2)	(1,019,611)	(42,510)	9,466(d	)
		Written option contracts	126,348	231,957	4,716(d	)

	Total		$(6,848,296)	$(1,419,012)

(a)	Quarterly average notional values are based on the average of quarterly end contract values for the period ended June 30, 2016.

(b)	Quarterly average notional values are based on the average of quarterly end notional balances for the period ended June 30, 2016.

(c)	Notional amount is denoted in local currency.

(d)	Quarterly average contracts are based on the average of quarterly end contracts for the period ended June 30, 2016.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

(2)	Generally, the Statements of Operations location for “Purchased Options” is “Investments”.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At June 30, 2016, Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund had investments in repurchase agreements with a gross value of $11,561,000, $974,000, $3,876,000 and $88,203,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

94	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

The following tables represent the ASU 2013-01 disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2016:

International Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust	$—	$—	$—	$3,785,720	$3,785,720	$—	$—	$(77,398)	$—	$(77,398)	$3,708,322	$—	$3,708,322

Total	$—	$—	$—	$3,785,720	$3,785,720	$—	$—	$(77,398)	$—	$(77,398)	$3,708,322	$—	$3,708,322

Alternative Strategies Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$156,652	$—	$2,778	$709,553	$868,983	$—	$—	$(1,323,410)	$(77)	$(1,323,487)	$(454,504)	$—	$(454,504)
Barclays Bank plc	—	—	108,233	—	108,233	—	(21,070)	—	—	(21,070)	87,163	(87,163)	—
Commonwealth Bank of Australia Sydney	—	—	—	—	—	—	—	(222,994)	—	(222,994)	(222,994)	—	(222,994)
Credit Suisse International	—	—	—	103,974	103,974	—	—	(78,037)	—	(78,037)	25,937	—	25,937
Credit Suisse Securities LLC	—	—	13,583	—	13,583	—	(16,189)	—	—	(16,189)	(2,606)	—	(2,606)
Deutsche Bank AG	212,482	—	—	—	212,482	—	—	—	—	—	212,482	(70,000)	142,482
Deutsche Bank Securities, Inc.	17,763	—	—	8,858	26,621	—	—	(50,884)	—	(50,884)	(24,263)	—	(24,263)
Goldman Sachs & Co.	190,288	—	—	864,148	1,054,436	—	—	(51,767)	(66,650)	(118,417)	936,019	(936,019)	—
Goldman Sachs International	—	—	39,043	—	39,043	—	—	(566)	—	(566)	38,477	(38,477)	—
JP Morgan Chase Bank NA	—	—	—	—	—	(1,030,383)	—	—	—	(1,030,383)	(1,030,383)	—	(1,030,383)
Morgan Stanley & Co.	169,335	—	—	657,582	826,917	—	—	(215,649)	(194,904)	(410,553)	416,364	(416,364)	—
Morgan Stanley Capital Services, Inc.	—	—	119,563	—	119,563	—	(3,316)	—	—	(3,316)	116,247	(116,247)	—

Total	$746,520	$—	$283,200	$2,344,115	$3,373,835	$(1,030,383)	$(40,575)	$(1,943,307)	$(261,631)	$(3,275,896)	$97,939	$(1,664,270)	$(1,566,331)

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

At June 30, 2016, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
Muse Residences	$610,270
Echo Brickell	167,884
SLS Hotel	131,832

Total	$909,986

Notes to Financial Statements	95

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Tax cost of Investments	$261,809,275	$1,223,352,139	$44,221,915	$1,354,995,825
Gross Tax Unrealized Appreciation	86,751,135	143,600,247	6,440,221	57,384,055
Gross Tax Unrealized Depreciation	(13,759,041)	(104,762,411)	(9,781,186)	(59,303,441)

Net Tax unrealized appreciation (depreciation) on investments	72,992,094	38,837,836	(3,340,965)	(1,919,386)
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures and short sales	(1,874)	(131,604)	—	6,491,940

Net Tax unrealized appreciation (depreciation)	72,990,220	38,706,232	(3,340,965)	4,572,554

Undistributed Ordinary Income	26,669	28,813,724	—	3,932,433

Undistributed Long-Term Capital Gains	1,440,126	—	—	—

Capital Loss Carry Forward	—	(151,715,006)	(19,978,541)	(32,096,812)

Current Year Ordinay Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	(740,788)	—

Other Accumulated Losses	—	—	—	—

Total accumulated gain/(loss)	$74,457,015	$(84,195,050)	$(24,060,294)	$(23,591,825)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, passive foreign investment company adjustments, straddle loss deferrals, partnership basis adjustments, tips adjustments and constructive sales.

For the year ended December 31, 2015, the Funds utilized the following amounts of capital loss carryforwards:

Fund	Capital Loss Carryover Utilized
Equity Fund	$—
International Fund	—
Smaller Companies Fund	246,434
Alternative Strategies Fund	—

The capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Capital Loss Carryover
Expires 12/31/17	$—	$(89,568,027)	$(19,978,541)	$—
Perpetual Short-Term	—	(47,676,693)	—	(32,096,812)
Perpetual Long-Term	—	(14,470,286)	—	—

Total	$—	$(151,715,006)	$(19,978,541)	$(32,096,812)

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Equity Fund*	$(486,676)	$(3,984,670)	$4,471,346
International Fund*	14,192,375	(14,192,375)	—
Smaller Companies Fund*	458,131	110,377	(568,508)
Alternative Strategies Fund*	5,423,442	(5,412,752)	(10,690)

*	The permanent differences primarily relate to paydowns, partnerships, foreign currency gains/losses, net operating losses, equalization adjustments, swap dividend reclass and short dividend expense reclass.

The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2016 and for the year ended December 31, 2015 as follows:

	Six Months Ended June 30, 2016		2015
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$—	$—	$1,894,726	$28,210,635
International Fund	—	—	20,534,121	—
Smaller Companies Fund	—	—	—	—
Alternative Strategies Fund	24,041,148	—	35,016,425	3,907,139

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, and PFIC adjustments.

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on May 5, 2017. Borrowings under this agreement bear interest at the higher of the federal funds rate or one month LIBOR plus 1.00% per annum. There is no annual commitment fee on this uncommitted line of credit. The Trust also has a secured $100,000,000 line of credit for the Alternative Strategies Fund with its custodian expiring on July 27, 2017. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays a tiered commitment fee (0.15%/0.20% based on usage) on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $100,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the fund would be permitted to incur pursuant to applicable law.

For the six months ended June 30, 2016, the interest expense was $1,189 for International Fund. For the six months ended June 30, 2016, there were no borrowings for the Equity Fund, Smaller Companies Fund and Alternative Strategies Fund, and there was no balance outstanding at the end of the period. There was an outstanding balance of $7,314,140 for the International Fund at June 30, 2016. The average borrowing for the six months ended June 30, 2016 for the International Fund for the period the line was drawn was $7,314,140, at an average borrowing rate of 1.463%.

Notes to Financial Statements	97

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

•	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

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OTHER INFORMATION – (Unaudited) – (Continued)

Board Consideration of Approval of Investment Sub-Advisory Agreement with Pictet Asset Management, Ltd. on behalf of the International Fund

At an in-person meeting held on June 1, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved a new investment sub-advisory agreement (the “Pictet Agreement” or “Sub-Advisory Agreement”) by and between the Litman Gregory Fund Advisors, LLC (the “Advisor”) and Pictet Asset Management, Ltd. (“Pictet”) pursuant to which Pictet will serve as one of the International Fund’s sub-advisors and manage a portion of the International Fund’s assets.

The Advisor recommended that the Board approve the Pictet Agreement because the Advisor believes that having Pictet as a sub-advisor with respect to a portion of the International Fund’s assets would be beneficial to both the International Fund and its shareholders. The Pictet Agreement became effective as of June 30, 2016. As a result of the hiring of Pictet, there were no changes to the International Fund’s investment objective, and the aggregate advisory fees paid by the International Fund did not increase.

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of Pictet as one of the sub-advisors to the International Fund (the “Fund”) and the Pictet Agreement. In determining whether to approve the Pictet Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the Pictet Agreement; (ii) information regarding the process by which the Advisor undertook in recommending Pictet for Board approval; (iii) information regarding the nature, extent and quality of the services that Pictet is expected to provide to the Fund; (iv) information regarding Pictet’s reputation, investment management business, personnel, and operations; (v) information regarding Pictet’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by Pictet; (vii) information regarding Pictet’s compliance program; (viii) information regarding Pictet’s historical performance returns managing a separate account with an investment mandate similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding Pictet’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

1.    Nature, extent and quality of services expected to be provided

The Board reviewed the services expected to be provided to the Fund by Pictet. The Board considered Pictet’s investment experience, philosophy and process and noted that Pictet uses a variety of business models to understand, measure and manage risk. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the International Fund by Pictet.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by Pictet would be satisfactory and would have the potential to benefit the Fund.

2.    Investment performance of Pictet

The Board considered Pictet’s flagship separate-account portfolio. It was noted that since January 2004 this portfolio has beaten its benchmark, EAFE, by over 200 basis points, annualized. The Board also considered the portfolio’s performance over rolling five-year periods since January 2004. Based on such review, the Board, including the Independent Trustees, concluded that Pictet’s historical performance, when viewed with other factors considered by the Board, support a decision to approve the Sub-Advisory Agreement.

3.    Cost of the services to be provided and profits to be realized from the relationship with the Fund

The Board considered the proposed sub-advisory fee payable to Pictet under the Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the International Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to Pictet by the Advisor under the Sub-Advisory Agreement had been negotiated at arm’s-length and is competitive with other sub-advisors to the Fund. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to Pictet by the Advisor under the Sub-Advisory Agreement is reasonable and appropriate. The Board noted that an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the Sub-Advisory Agreement were not relevant to the Board’s determination to approve Pictet’s Sub-Advisory Agreement.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to Pictet would be reasonable in relation to the services expected to be provided to the Fund.

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4.    The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay Pictet out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

5.    Fall-Out benefits

The Board considered that there may be financial benefits that Pictet derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to Pictet.

6.    Conclusion

The Independent Trustees did not identify any single factor discussed previously as all important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interest of the International Fund and its shareholders.

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INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

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INDEX DEFINITIONS – (Continued)

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex-U.S. Large-Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The Russell Global Large-Cap Index offers investors access to the large-cap segment of the entire global equity market. The Russell Global Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Index Definitions	105

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

5.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

6.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

7.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

8.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

9.	Capex (capital expenditures) are expenditures creating future benefits.

10.	Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

11.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

12.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

13.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

14.	Correlation is a statistical measure of how two securities move in relation to each other.

15.	Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

16.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

17.	Diversification is the spreading of risk by putting assets in several categories of investments.

18.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

19.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

20.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

21.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

22.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

23.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

24.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

25.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

26.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

27.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

28.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

29.	Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

30.	The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

31.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

32.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

33.	Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

34.	An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

35.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

36.	Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

37.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

38.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

39.	Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

40.	Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

41.	The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

42.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

43.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

44.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

45.	Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

46.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

47.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

48.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

49.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

50.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

51.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

52.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

53.	Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

54.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

55.	Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

56.	Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

57.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

58.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

59.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

60.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

61.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

62.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

63.	Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

64.	A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

65.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

66.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

67.	Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

68.	Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

69.	Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date

70.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

71.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

72.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

73.	Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

74.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

75.	Z Bonds are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	109

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; Vice President and Director, WildCare Bay Area (wildlife rehabilitation) since 2007; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	4	Forward Funds (25 portfolios) Salient MS Funds (4 portfolios)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (9 portfolios)
Taylor M. Welz 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning), since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Kenneth E. Gregory** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1957)	Trustee and Chairman of the Board	Open-ended term; served since inception	President of the Advisor; Managing Member of Litman Gregory Asset Management, LLC (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of Litman Gregory Asset Management, LLC from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.	4	None
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	President and Trustee	Open-ended term; served as a Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Steven Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Trustee and Officer Information	111

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

112	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date: September 14, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date: September 14, 2016

By:	/s/ John Coughlan
John Coughlan
Treasurer and Principal Financial Officer

Date: September 14, 2016